UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2012

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	29

Financial Statements	92

Financial Highlights	98

Notes to the Financial Statements	106

Other Information	130

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is ”non-diversified” and may invest more of its assets in fewer issuers than ”diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. The Fund’s foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (”GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Fixed income market performance during the six months ended September 30, 2012 (the “Reporting Period”) was strong but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields fell to new lows.

Riskier fixed income assets, i.e., non-U.S. Treasury sectors, began the Reporting Period under pressure, as U.S. economic data weakened in April after a strong start to the year 2012. In particular, March payroll data released in early April showed a significant slowing in job gains. In January and February, payrolls had climbed by more than 200,000 jobs per month, but the March report showed a gain of just more than 100,000 jobs. That report set the tone for April fixed income performance, as U.S. Treasury yields declined, and non-U.S. Treasury sectors underperformed. (Remember, there is usually an inverse relationship between bond prices and yield movements, such that bond prices rise when yields decline and vice versa.)

The performance trend continued in May, as the benchmark 10-year U.S. Treasury yield fell to a new low of 1.56%, and non-U.S. Treasury sectors of the fixed income market continued to perform poorly. Economic data was again a key driver of the weakness in riskier assets, as U.S. payrolls added just 69,000 jobs, less than half the expected gain. Concerns about Europe, and the health of the Spanish banking system in particular, also weighed on investors’ risk appetites. Although Spain announced several measures in May to support its banks, Spanish government bond yields spiked on investor worries about the country’s ability to support its banks given its own debt challenges.

June marked a turning point for non-U.S. Treasury sectors, although U.S. Treasury yields continued to decline. Developments in Europe were again a key driver of risk sentiment, as Greece held a presidential election that raised concerns about the country potentially exiting the Eurozone, and Spain finally appealed to the European Union for assistance for its banking system. Continued weakness in U.S. and global economic data also weighed on investor sentiment. As a result, U.S. Treasury yields continued to decline, but non-U.S. Treasury sectors gained ground during the month as Greece elected a pro-Eurozone administration and the European Union agreed to provide support to Spain’s banking system. Even as government bond yields hit new record lows, investors began moving back into higher-yielding corporate and emerging market bonds.

Non-U.S. Treasury sectors continued to outperform U.S. Treasuries through the remainder of the Reporting Period, largely as a function of the market searching for yield in an environment of extremely low interest rates. In addition, market expectations for more quantitative easing by the U.S. Federal Reserve (the “Fed”) increased in August in light of minutes from the August 1, 2012 Federal Open Market Committee meeting and Fed Chairman Ben Bernanke’s speech at the Fed’s annual conference in Jackson Hole, Wyoming. Overall economic growth in the U.S. remained sluggish, with housing a key exception as the Standard & Poor’s/Case-Shiller Home Price Index data showed the strongest house price gains since the index’s inception.

In September, the Fed exceeded most expectations for additional quantitative easing, with an announcement of open-ended asset purchases, dubbed QE3, and an extension of the likely period of low short-term interest rates from mid-2014 to at least mid-2015. With the Fed holding short-term interest rates at low levels, demand for higher yielding sectors remained strong. As evidence, the high yield corporate bond sector received record investment inflows on a year-to-date basis during September.

MARKET REVIEW

Looking Ahead

Going forward, we believe aggressive central bank action may not provide much of a boost to global economic growth, but we think recent policy measures significantly reduce the downside risks. The Fed has committed to purchase bonds until the U.S. labor market improves substantially, while the European Central Bank has committed to unlimited bond purchases to preserve the euro. These open-ended commitments are a significant departure from previous central bank policies, which focused on specific amounts of bond purchases or liquidity support. We not only doubt these measures will have a significant positive effect on economic growth, but we also worry about the longer-term consequences of further central bank balance sheet expansion. However, in the intermediate term, we think the open-ended nature of the Fed and European Central Bank bond purchases has meaningfully reduced the probability — and the potential severity — of downside economic and market scenarios.

In the U.S., we believe economic growth could see some benefit if there is a reduction in downside scenarios related to Europe and resolution of the uncertainties related to the fiscal cliff and November elections. (The major components of the so-called fiscal cliff include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) The U.S. corporate sector has continued to stockpile cash and defer hiring and investment as a form of self-insurance against risk and uncertainty. However, the timeline for resolving uncertainties around the fiscal cliff and election is finite in our view. One way or another, within a few months, businesses will have a much better sense of U.S. fiscal policy and the regulatory regime going forward. We think politicians will ultimately defer most of the impact of the fiscal cliff, leaving the U.S. with fiscal restraint1 of about 1.5% of Gross Domestic Product (“GDP”) in 2013, which is close to the level of fiscal restraint seen at the end of the Reporting Period. We believe the combination of a lower than feared fiscal impact, reduced risk of a crisis in Europe and the Fed’s additional support for the U.S. housing recovery should provide modest upside potential for U.S. economic growth in 2013.

China’s economic slowdown, on the other hand, remains a source of greater uncertainty, in our view, as policymakers attempt to transition the Chinese economy from growth driven by exports and investment to growth driven by domestic consumption. China’s leaders have said economic growth will slow, and policymakers are targeting GDP of 7.5% in their latest five-year plan, which is close to the economy’s growth rate over the first half of 2012. Policymakers appear to be taking a conservative approach to stimulating economic growth and are focusing on measures such as subsidies for energy-efficient appliances rather than large infrastructure projects. China has virtually no track record when it comes to stimulating consumption, thereby raising concerns the economic slowdown could be deeper than targeted. That said, we are cautious about overreacting to the short-term trend in Chinese economic growth given policymakers’ long-term focus and 7.5% GDP growth target. Should economic growth slow more significantly, we would expect additional policy responses.

[1]

Fiscal restraint in this context refers to the net dollar amount of tax increase and/or government spending decrease, expressed as a percent of the dollar amount of US GDP, for the purpose of indicating the size of the change in taxes and government spending relative to the size of the economy.

MARKET REVIEW

From an investment perspective, we believe the policy and economic growth backdrop anticipated for the coming months favors U.S. non-Treasury sectors. We think strong economic growth is probably the only scenario that could lead central banks to allow a significant rise in real yields, and we believe strong economic growth is a low probability. As a result, we expect yields on government bonds to generally remain in the range seen at the end of the Reporting Period, and we favor a tactical approach to duration management. We also think U.S. corporate credit valuations were attractive relative to fundamentals at the end of the Reporting Period, due largely to risk premiums for European tail risk. (Here, tail risk simply means the risk or probability of rare events.) Should European risk decline and government bond yields remain low as expected, we think U.S. corporate credit should benefit from investor demand for yield as well as from favorable fundamentals. In emerging markets, we do not see the slowdown in China leading to a boom/bust cycle in emerging countries broadly. We believe emerging market countries with good economic growth and strong balance sheets should continue to perform well.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the ”Fund”) performance and positioning for the six-month period ended September 30, 2012 (the ”Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 4.50%, 4.10%, 4.09%, 4.57%, 4.40%, 4.63% and 4.28%, respectively. These returns compare to the 3.68% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	A primary contributor to Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the corporate bond and collateralized sectors also added value during the Reporting Period.

There were no significant detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Exposure to non-agency mortgage-backed securities and overweighted allocations to corporate bonds and agency mortgage-backed securities, implemented via our cross-sector strategy, meaningfully benefited the Fund’s performance, as spread, or non-U.S. Treasury, sectors performed well, especially during the third calendar quarter. High beta, or higher volatility, sectors stalled in the second calendar quarter but were able to hold their year-to-date gains. However, with central banks keeping interest rates pinned low, investors began seeking yield in other sectors of the fixed income market, which drove strong performance of these sectors during the third calendar quarter. The Fund held a significant overweight relative to the Barclays Index in agency mortgage-backed securities for most of the summer months. We favored lower coupon agency mortgage-backed securities, as we tried to position the Fund to take advantage of an increasing likelihood the Federal Reserve (the “Fed”) would step in and begin to purchase assets in another round of quantitative easing. Indeed, with the Fed’s announcement in September that it would begin an open-ended asset purchase program concentrated in agency mortgage-backed securities, this sector’s spreads, or yield differential to U.S. Treasuries, tightened, and the Fund’s overweight position proved beneficial. Non-agency mortgage-backed securities were also a strong performing sector during the Reporting Period, buoyed by increasingly positive housing economic data and strong supply and demand technicals within the

PORTFOLIO RESULTS

sector. Similarly, given ebbing risk aversion, corporate bonds saw spreads narrow during the Reporting Period, which helped Fund performance. Corporate bonds outperformed duration-neutral U.S. Treasuries, as fundamentally, the corporate bond sector overall was strong with low leverage and high cash balances. The corporate bond sector was also supported during the Reporting Period by favorable supply and demand technicals.

Individual issue selection within the corporate bond and collateralized sectors added value. Within the corporate bond sector, choices in the industrials and financials sub-sectors, with a bias toward lower quality investment grade securities, proved particularly effective. Within the collateralized sector, selection of lower coupon agency mortgage-backed securities during the third calendar quarter helped most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. The Fund maintained a long duration position in both the U.S. and Germany, concentrated in the intermediate segment of the yield curve. This helped as yields generally moved lower. After a strong start to 2012, risk markets declined in the second quarter of the year on further evidence of slowing global economic growth and renewed tensions in Europe. As a result, core government bond markets rallied, driving U.S. and German government bond yields to multi-decade lows. Though risk assets recovered during the third calendar quarter, the Fed confirmed its commitment to keeping short-term interest rates near zero through at least mid-2015 and committed to a third round of quantitative easing in an open-ended program. Nearly simultaneously, the European Central Bank offered potentially unlimited government bond purchases on a formal request for aid. These central bank policies kept interest rates pinned low, and thus the Fund’s duration positioning contributed positively to its results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted to a long duration position in U.S. and German government bonds, which boosted Fund returns as yields declined. From a sector perspective, we tactically adjusted the Fund’s positioning in agency mortgage-backed securities. In July and August, the Fund held a substantial overweight position in agency mortgage-backed securities, as we believed the Fed would reenter the market and begin purchasing the securities. Spreads, or yield differentials to U.S. Treasuries, tightened in anticipation of this, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. With its announcement, agency mortgage-backed security spreads tightened even more. At the end of the Reporting Period, the Fund held a nearly neutral to modestly overweight exposure to agency mortgage-backed securities, as the Fed had driven valuations to be rather rich in our view.

PORTFOLIO RESULTS

We shifted from a neutral to the Barclays Index position in investment grade corporate bonds to an overweighted allocation, as we believed that even though spreads had tightened since the beginning of the year, the lower probability of a catastrophic event in Europe warranted a more optimistic and trend-like economic growth rate. Further, we believed that investment grade corporate bond spreads had the potential to continue to tighten, which indeed they did into the end of the Reporting Period.

We maintained the Fund’s overweighted allocation to non-agency mortgage-backed securities throughout the Reporting Period. Such positioning proved to be one of the greatest positive contributors to the Fund’s results during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	At the end of September 2012, the Fund had an overweighted allocation relative to the Barclays Index in quasi-government bonds, including agency non-government-guaranteed bonds and government-guaranteed corporate bonds. To a more modest degree, the Fund also had overweighted positions in covered bonds, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and investment grade corporate bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and a rather neutral position compared to the Barclays Index in emerging market debt. The Fund had a longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.50%	3.68%	1.18%	1.18%
Class B	4.10	3.68	0.48	0.48
Class C	4.09	3.68	0.48	0.48
Institutional	4.57	3.68	1.56	1.56
Service	4.40	3.68	1.06	1.06
Class IR	4.63	3.68	1.47	1.47
Class R	4.28	3.68	0.98	0.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.40%	4.31%	4.38%	5.37%	5/1/97
Class B	0.54	3.95	4.15	5.22	5/1/97
Class C	4.57	4.33	4.01	4.70	8/15/97
Institutional	6.74	5.45	5.16	6.02	1/5/94
Service	6.20	4.93	4.65	5.52	3/13/96
Class IR	6.65	N/A	N/A	4.99	11/30/07
Class R	6.14	N/A	N/A	4.50	11/30/07

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (FHLMC). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.41%, 5.02%, 4.92%, 5.49%, 5.23%, 5.55% and 5.18%, respectively. These returns compare to the 3.68% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	A primary contributor to Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the corporate bond and collateralized sectors also added value during the Reporting Period.

There were no significant detractors from the Fund’s performance during the Reporting Period.
Q	Which fixed income market sectors most significantly affected Fund performance?

A

Exposure to non-agency mortgage-backed securities and overweighted allocations to corporate bonds and agency mortgage-backed securities, implemented via our cross-sector strategy, meaningfully benefited the Fund’s performance, as spread, or non-U.S. Treasury, sectors performed well, especially during the third calendar quarter. High beta, or higher volatility, sectors stalled in the second calendar quarter but were able to hold their year-to-date gains. However, with central banks keeping interest rates pinned low, investors began seeking yield in other sectors of the fixed income market, which drove strong performance of these sectors during the third calendar quarter. The Fund held a significant overweight relative to the Barclays Index in agency mortgage-backed securities for most of the summer months. We favored lower coupon agency mortgage-backed securities, as we tried to position the Fund to take advantage of an increasing likelihood the Federal Reserve (the “Fed”) would step in and begin to purchase assets in another round of quantitative easing. Indeed, with the Fed’s announcement in September that it would begin an open-ended asset purchase program concentrated in agency mortgage-backed securities, this sector’s spreads, or yield differential to U.S. Treasuries, tightened, and the Fund’s overweight position proved beneficial. Non-agency mortgage-backed securities were also a strong performing sector during the Reporting Period, buoyed by increasingly positive housing economic data and strong supply and demand technicals within the sector. Similarly, given ebbing risk aversion, corporate bonds saw spreads narrow during the Reporting Period, which helped Fund performance. Corporate bonds outperformed duration-neutral U.S. Treasuries, as fundamentally, the

PORTFOLIO RESULTS

corporate bond sector overall was strong with low leverage and high cash balances. The corporate bond sector was also supported during the Reporting Period by favorable supply and demand technicals.

Individual issue selection within the corporate bond and collateralized sectors added value. Within the corporate bond sector, choices in the industrials and financials sub-sectors, with a bias toward high yield and lower quality investment grade securities, proved particularly effective. Within the collateralized sector, selection of lower coupon agency mortgage-backed securities and non-agency adjustable-rate mortgages (“ARMs”) helped most. Selection of external emerging market debt contributed positively as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. The Fund maintained a long duration position in both the U.S. and Germany, concentrated in the intermediate segment of the yield curve. This helped as yields generally moved lower. After a strong start to 2012, risk markets declined in the second quarter of the year on further evidence of slowing global economic growth and renewed tensions in Europe. As a result, core government bond markets rallied, driving U.S. and German government bond yields to multi-decade lows. Though risk assets recovered during the third calendar quarter, the Fed confirmed its commitment to keeping short-term interest rates near zero through at least mid-2015 and committed to a third round of quantitative easing in an open-ended program. Nearly simultaneously, the European Central Bank offered potentially unlimited government bond purchases on a formal request for aid. These central bank policies kept interest rates pinned low, and thus the Fund’s duration positioning contributed positively to its results.
Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted to a long duration position in U.S. and German government bonds, which boosted Fund returns as yields declined. From a sector perspective, we tactically adjusted the Fund’s positioning in agency mortgage-backed securities. In July and August, the Fund held a substantial overweight position in agency mortgage-backed securities, as we believed the Fed would reenter the market and begin purchasing the securities. Spreads, or yield differentials to U.S. Treasuries, tightened in anticipation of this, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. With its announcement, agency mortgage-backed security spreads tightened even more. At the end of the Reporting Period, the Fund held a nearly neutral to modestly overweight exposure to agency mortgage-backed securities, as the Fed had driven valuations to be rather rich in our view.

PORTFOLIO RESULTS

We shifted from a neutral to the Barclays Index position in investment grade corporate bonds to an overweighted allocation, as we believed that even though spreads had tightened since the beginning of the year, the lower probability of a catastrophic event in Europe warranted a more optimistic and trend-like economic growth rate. Further, we believed that investment grade corporate bond spreads had the potential to continue to tighten, which indeed they did into the end of the Reporting Period.

We maintained the Fund’s overweighted allocation to non-agency mortgage-backed securities throughout the Reporting Period. Such positioning proved to be one of the greatest positive contributors to the Fund’s results during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	At the end of September 2012, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, residential mortgage-backed securities, emerging market debt and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had exposure to high yield corporate bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and commercial mortgage-backed securities and rather neutral positions compared to the Barclays Index in quasi-government securities and investment grade corporate bonds. The Fund had a longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.41%	3.68%	1.76%	1.65%
Class B	5.02	3.68	1.09	0.97
Class C	4.92	3.68	1.09	0.97
Institutional	5.49	3.68	2.16	2.04
Service	5.23	3.68	1.66	1.55
Class IR	5.55	3.68	2.07	1.96
Class R	5.18	3.68	1.58	1.46

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	4.39%	5.47%	5.33%	11/30/06
Class B	2.51	5.10	5.69	6/20/07
Class C	6.55	5.49	5.22	11/30/06
Institutional	8.76	6.64	6.38	11/30/06
Service	8.23	6.12	6.51	6/20/07
Class IR	8.78	N/A	6.30	11/30/07
Class R	8.13	N/A	5.82	11/30/07

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.99%
Class B	1.58	1.74
Class C	1.58	1.74
Institutional	0.49	0.65
Service	0.99	1.15
Class IR	0.58	0.74
Class R	1.08	1.24

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]

Percentage of Net Assets

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 4.23%, 3.86%, 3.87%, 4.42%, 4.17% and 4.37%, respectively. These returns compare to the 3.53% cumulative total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (USD hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized, emerging market debt, corporate bond and government/agency sectors contributed positively to the Fund’s performance during the Reporting Period as did our top-down cross-sector strategy overall. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our currency strategy also added value to the Fund’s results during the Reporting Period. More specifically, having an underweight bias to the euro in July helped. The euro was the worst performing major currency during the month, ending July down by 2.9% against the U.S. dollar, as the European Central Bank cut its deposit rate to zero and as independent ratings agency Moody’s put a negative outlook on Germany, the Netherlands and Luxembourg.

Our country strategy detracted from the Fund’s results. In particular, having an underweight bias to European peripherals, including France and Italy, and an overweight bias to Germany hurt most. We maintained such positioning as we believe the longer-term backdrop for peripheral Europe sovereigns remains poor. However, well-received policy responses to the European sovereign debt crisis during the Reporting Period drove outperformance of the bond markets of France and Italy relative to that of Germany. The impact of such country positioning was only partially offset by the positive contributions made by the Fund’s underweighted positioning in the U.S. and Spain. The U.S. fixed income market generated strong returns but lagged the bond markets of France and Italy primarily due to the Fed’s announcement of a third round of quantitative easing and its extension of the likely span of low short-term interest rates from mid-2014 to at least mid-2015. Spain’s bond market generated negative returns during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

The Fund’s overweighted allocations to non-agency mortgage-backed securities, agency mortgage-backed securities and emerging market debt contributed positively to the Fund’s performance. Non-agency mortgage securities performed especially strongly, outperforming other non-U.S. Treasury sectors as driven by strong demand and improvement in U.S. housing sector fundamentals. Individual issue selection within the collateralized, emerging market debt, corporate bond and government/agency sectors

PORTFOLIO RESULTS

also added value. Within the collateralized sector, selection of mortgage-backed securities helped most, primarily adjustable rate mortgages (“ARMs”) and pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Specific selection of asset-backed securities helped as well.

Conversely, an underweighted allocation to covered bonds detracted. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to the results during the Reporting Period. A long duration bias to the German bund yield curve added value, particularly during July, as yields declined almost 30 basis points during the month due to continuing concerns over Europe and a lack of confidence in the global economic outlook. (A basis point is 1/100th of a percentage point.) However, a short duration bias to the Japanese government bond yield curve detracted. Japanese sovereign bond yields rallied during the Reporting Period amidst a flight to quality driven by volatile fixed income markets. Corporate bonds and other riskier sectors of the market performed well even as government bond yields fell to new historic lows. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During most of the Reporting Period, the Fund maintained tactical duration positioning relative to the Barclays Index, adjusting duration exposures to the various G10 yield curves as market conditions warranted. Our U.S. yield curve positioning was particularly nimble given the conflicting signals of slowing economic data, the extremely accommodative, open-ended stance adopted by the Fed, and subsequent risk asset rallies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Our long 10-year German bund futures trade performed well, particularly in May 2012 as yields fell 46 basis points in that month to a near-record low of 1.20% primarily due to European sovereign debt concerns and the potential for further stimulus from the Fed. Our long 10-year U.S. Treasury futures trade also performed well, particularly in September 2012. The Fed had exceeded market expectations by announcing open-ended quantitative easing and extending the likely span of low short-term rates to at least mid-2015. However, as market euphoria dissipated, U.S. Treasury yields resumed their downward trajectory on the back of sluggish economic growth, worsening economic data and renewed political tensions in Europe.

Conversely, our short seven-year Japanese government bond futures trade detracted from the Fund’s performance during the Reporting Period, particularly in April 2012. Benchmark yields in core government markets broadly fell during that month on softer economic data. Our short futures trade in Japanese government bonds was focused in the mid-section of the yield curve. We believed the prevailing low levels of Japanese government bond yields posed a challenge to bank margins adding to upward pressure on government yields.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s weighting in U.S. Treasuries, investment grade corporate bonds and residential mortgage-backed securities relative to the Barclays Index during the Reporting Period and reduced the Fund’s relative exposure to quasi-government securities and covered bonds. From a country perspective, the Fund’s allocations to Germany and U.S. decreased and its allocations to Japan, the U.K. and Italy increased.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2012?

A	At the end of September 2012, the Fund had overweighted allocations relative to the Barclays Index in collateralized securities, covered bonds and investment grade corporate bonds. The Fund had underweighted exposure relative to the benchmark index in government securities and quasi-government securities and was rather neutral to the Barclays Index in emerging market debt. From a country perspective, the Fund was overweight relative to the Barclays Index in Europe, primarily Germany, and in Japan and the U.K. at the end of September 2012. The Fund was underweight relative to the benchmark index in the U.S. and was rather neutral to the Barclays Index in Australia, Canada, Denmark, Norway and Sweden. The Fund had a modestly longer duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of September 30, 2012

PERFORMANCE REVIEW
April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond Index (USD hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.23%	3.53%	0.72%	0.69%
Class B	3.86	3.53	0.01	-0.03
Class C	3.87	3.53	0.01	-0.02
Institutional	4.42	3.53	1.09	1.05
Service	4.17	3.53	0.59	0.56
Class IR	4.37	3.53	1.00	0.96

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Barclays Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.59%	4.51%	4.17%	5.68%	8/2/91
Class B	0.81	4.11	3.97	5.14	5/1/96
Class C	4.86	4.52	3.84	4.35	8/15/97
Institutional	6.99	5.67	5.00	6.20	8/1/95
Service	6.47	5.14	4.47	5.07	3/12/97
Class IR	6.89	N/A	N/A	4.58	7/30/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.14%
Class B	1.78	1.89
Class C	1.78	1.89
Institutional	0.69	0.80
Service	1.19	1.30
Class IR	0.78	0.89

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/12	as of 3/31/12
U.S. Dollar[7]	45.9%	39.6%
Euro	28.9	32.4
Japanese Yen	23.6	17.8
British Pound	6.9	6.6
Canadian Dollar	3.3	2.8
Australian Dollar	1.2	0.9
South African Rand	1.0	1.1
Swedish Krona	0.9	0.7
South Korean Won	0.6	0.5
Danish Krone	0.5	0.4
Mexican Peso	0.4	0.5
Polish Zloty	0.0	0.3

[6]

The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/12 and 3/31/12 would have been 49.4% and 42.7%, respectively.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 5.02%, 4.52%, 5.20%, 5.15% and 4.78%, respectively. These returns compare to 0.23% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”) during the same period.* To compare, the Fund’s former benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”) posted a 3.68% cumulative total return during the Reporting Period.

We note that the Fund’s benchmark is now the LIBOR Index rather than the Barclays Index, and this change is a means of emphasizing that the Fund has an unconstrained strategy. All that said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector and duration strategies contributed the most positively to Fund performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Our duration strategy reflects any active views we take on global interest rates over the short and longer term. Individual issue selection, especially among emerging market debt securities, also added value.

*	Effective July 27, 2012, the Fund’s benchmark was changed. The Investment Adviser believes the LIBOR Index is a more appropriate benchmark against which to measure the Fund’s performance.

These contributing factors were only somewhat offset by the detracting effect on Fund performance of our currency strategy, especially the Fund’s long position in the South African rand.

Q	Which fixed income market sectors most the significantly affected Fund performance?

A	The Fund’s exposure to non-agency residential mortgage-backed securities contributed most significantly to returns. The sector rallied considerably during the Reporting Period, as the U.S. housing market showed signs of recovery. Partially offsetting this positive contribution was the detracting effect of the Fund’s exposure to industrials and utilities within the high yield corporate bond sector.

Individual issue selection within the emerging market debt sector boosted the Fund’s relative results, especially its long positions in Mexico, Venezuela, Ivory Coast and Brazil.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively to results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund benefited early in the Reporting Period by being short 10-year and 30-year U.S. Treasury futures and again toward the end of the Reporting Period by our shifting of its exposure long the intermediate portion of the U.S. Treasury yield curve.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. We also used swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. As macro events unfolded and market conditions shifted, we tactically adjusted the Fund’s duration and sector positioning. For example, in April, we shifted the Fund’s duration positioning from a short duration position relative to the Barclays Index to a long duration position relative to the Barclays Index. In May and June, we reduced the portfolio’s risk exposure heading into a period of uncertainty, by reducing allocations to select sectors, including high yield and investment grade corporate securities. Then in July, we tactically increased the Fund’s exposure to high yield and investment grade corporate credit. In July and early August, we tactically reduced the Fund’s exposure to agency mortgage-backed securities and then reversed that position, increasing exposure to agency mortgage-backed securities in late August and through September.

Q	How was the Fund positioned at the end of September 2012?

A	At the end of September 2012, the Fund had the majority of its total net assets invested in agency and non-agency mortgage-backed securities. The Fund also maintained exposure at the end of the Reporting Period to high yield corporate bonds, collateralized loan obligations, emerging market debt, investment grade corporate bonds, government bonds, corporate bank loans, covered bonds, commercial mortgage-backed securities and asset-backed securities. Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.

The Fund’s largest duration position was its short Japanese duration positioning. The Fund had more modest short duration positions in New Zealand, Australia and the U.K. The Fund maintained significant long duration positions in Europe and the U.S. at the end of the Reporting Period, with more modest long duration positions in Canada and Sweden. The Fund had a long duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the euro. The Fund remained short the Australian dollar, the Japanese yen, the Swiss franc, the Swedish krona and the British pound at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of September 30, 2012

PERFORMANCE REVIEW

April 1, 2012– September 30, 2012	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index)[2]	Barclays U.S. Aggregate Bond Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	5.02%	0.23%	3.68%	2.73%	2.73%
Class C	4.52	0.23	3.68	2.10	2.10
Institutional	5.20	0.23	3.68	3.18	3.18
Class IR	5.15	0.23	3.68	3.09	3.09
Class R	4.78	0.23	3.68	2.60	2.60

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Effective July 27, 2012, the Fund’s benchmark was changed. The Investment Adviser believes the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (“LIBOR”) is a more appropriate benchmark against which to measure the Fund’s performance. The LIBOR Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]

The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	6.07%	2.24%	6/30/10
Class C	8.32	3.22	6/30/10
Institutional	10.65	4.33	6/30/10
Class IR	10.55	4.24	6/30/10
Class R	9.91	3.70	6/30/10

[5]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.00%	1.00%
Class C	1.75	1.75
Institutional	0.66	0.66
Class IR	0.75	0.75
Class R	1.25	1.25

[6]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]

Percentage of Net Assets

[7]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 27.3%
	Automotive – 0.4%
	Ford Motor Credit Co. LLC
	$3,575,000	3.984%		06/15/16	$3,757,592
	1,875,000	8.000		12/15/16	2,259,375

					6,016,967

	Banks – 9.0%
	Abbey National Treasury Services PLC
	1,750,000	2.875		04/25/14	1,773,760
GBP	1,600,000	2.300	(a)	02/16/15	2,617,246
	ANZ Capital Trust II(b)(c)
	$4,525,000	5.360		12/15/49	4,604,187
	Bank of America Corp.
	1,650,000	6.000		09/01/17	1,900,691
	3,250,000	5.750		12/01/17	3,719,766
	4,650,000	5.700		01/24/22	5,401,546
	Bank of Scotland PLC(b)
	3,900,000	5.250		02/21/17	4,427,978
	BB&T Corp.(c)
	2,025,000	1.600		08/15/17	2,060,271
	Capital One Capital III(c)
	1,225,000	7.686		08/15/36	1,237,250
	Capital One Capital IV(a)(c)
	3,475,000	6.745		02/17/37	3,492,375
	Citigroup, Inc.
	7,125,000	5.000		09/15/14	7,506,146
	2,350,000	4.450		01/10/17	2,578,597
	Commonwealth Bank of Australia(a)(b)(c)
	3,740,000	6.024		03/15/49	3,740,000
	Discover Bank
	2,075,000	8.700		11/18/19	2,664,331
	DnB Boligkreditt AS(b)
	8,100,000	2.900		03/29/16	8,620,830
	ING Bank NV(b)
	4,500,000	2.000		09/25/15	4,506,728
	JPMorgan Chase & Co.
	5,600,000	4.350		08/15/21	6,112,908
	National City Preferred Capital Trust I(a)(c)
	2,250,000	12.000		12/10/49	2,298,960
	Nordea Bank AB(b)
	2,825,000	4.250		09/21/22	2,807,499
	Northern Rock Asset Management PLC(b)
	2,600,000	5.625		06/22/17	2,921,620
	Regions Financial Corp.
	3,475,000	5.750		06/15/15	3,718,250
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	3,650,000	7.191		07/30/49	3,928,199
	Royal Bank of Scotland PLC
	2,825,000	2.550		09/18/15	2,860,530
	Santander Holdings USA, Inc.(c)
	1,400,000	3.000		09/24/15	1,406,207
	Sovereign Bank
	975,000	8.750		05/30/18	1,107,997
	Sparebank 1 Boligkreditt AS(b)
	13,400,000	2.625		05/27/16	14,154,228
	7,400,000	2.300		06/30/17	7,723,380

	Corporate Obligations – (continued)
	Banks – (continued)
	Stadshypotek AB(b)
	$5,500,000	1.875%		10/02/19	$5,498,350
	Standard Chartered PLC(b)
	1,700,000	5.500		11/18/14	1,834,980
	SunTrust Banks, Inc.(c)
	2,450,000	3.600		04/15/16	2,611,503
	U.S. Bancorp
	3,750,000	3.442		02/01/16	3,944,490
	UBS AG
	1,125,000	7.625		08/17/22	1,160,877
	Union Bank NA
	4,800,000	2.125		06/16/17	4,907,110

					129,848,790

	Brokerage – 1.0%
	Merrill Lynch & Co., Inc.
	2,950,000	6.400		08/28/17	3,429,301
	Morgan Stanley, Inc.(c)
	1,675,000	6.250		08/28/17	1,894,690
	5,625,000	6.625		04/01/18	6,397,926
	2,300,000	5.500		07/28/21	2,494,115

					14,216,032

	Chemicals(c) – 0.4%
	CF Industries, Inc.
	1,775,000	6.875		05/01/18	2,165,500
	Eastman Chemical Co.
	1,925,000	2.400		06/01/17	2,013,387
	1,650,000	4.800		09/01/42	1,783,020

					5,961,907

	Distributor(b)(c) – 0.1%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500		09/30/14	1,831,750

	Electric(c) – 0.3%
	Ipalco Enterprises, Inc.
	1,175,000	5.000		05/01/18	1,233,750
	PPL WEM Holdings PLC(b)
	2,290,000	5.375		05/01/21	2,554,149
	Puget Sound Energy, Inc.(a)
	580,000	6.974		06/01/67	620,600

					4,408,499

	Energy – 3.7%
	Anadarko Petroleum Corp.(c)
	1,330,000	6.375		09/15/17	1,601,084
	BG Energy Capital PLC(a)(c)
	3,375,000	6.500		11/30/72	3,610,800
	BP Capital Markets PLC
	1,925,000	3.200		03/11/16	2,057,180
	4,000,000	4.500	(c)	10/01/20	4,618,254
	3,967,000	3.245	(c)	05/06/22	4,159,679
	Dolphin Energy Ltd.(b)
	1,400,700	5.888	(c)	06/15/19	1,586,293
	1,760,000	5.500		12/15/21	2,036,695

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Gaz Capital SA for Gazprom
$2,690,000	9.250%	04/23/19	$3,497,000
Nexen, Inc.(c)
2,929,000	6.400	05/15/37	3,720,072
1,800,000	7.500	07/30/39	2,570,553
PTTEP Canada International Finance Ltd.(b)
2,490,000	5.692	04/05/21	2,871,308
1,440,000	6.350	06/12/42	1,656,000
Rowan Cos., Inc.(c)
3,400,000	4.875	06/01/22	3,648,262
TNK-BP Finance SA
1,570,000	7.875	03/13/18	1,891,850
Transocean, Inc.(c)
1,000,000	4.950	11/15/15	1,093,291
1,225,000	6.000	03/15/18	1,426,714
6,320,000	6.500	11/15/20	7,532,863
1,275,000	6.375	12/15/21	1,525,982
Weatherford International Ltd.(c)
1,921,000	9.625	03/01/19	2,509,597

			53,613,477

Food & Beverage – 1.9%
Anheuser-Busch InBev Worldwide, Inc.(c)
3,100,000	1.375	07/15/17	3,127,981
Diageo Capital PLC(c)
2,850,000	1.500	05/11/17	2,894,599
Heineken NV(b)(c)
2,425,000	3.400	04/01/22	2,525,613
Kraft Foods Group, Inc.(b)
2,350,000	2.250	06/05/17	2,431,415
525,000	3.500	06/06/22	553,321
Mondelez International, Inc.
1,605,000	5.375	02/10/20	1,938,763
1,975,000	6.500	02/09/40	2,684,182
Pernod-Ricard SA(b)(c)
1,050,000	2.950	01/15/17	1,085,973
4,325,000	4.450	01/15/22	4,768,114
SABMiller Holdings, Inc.(b)(c)
5,225,000	3.750	01/15/22	5,674,021

			27,683,982

Health Care – Medical Products(c) – 0.4%
DENTSPLY International, Inc.
1,550,000	2.750	08/15/16	1,588,395
PerkinElmer, Inc.
3,700,000	5.000	11/15/21	4,079,264

			5,667,659

Health Care – Services(c) – 0.5%
Coventry Health Care, Inc.
1,606,000	6.300	08/15/14	1,741,839
Express Scripts Holding Co.
5,050,000	3.125	05/15/16	5,332,628

			7,074,467

Corporate Obligations – (continued)
Life Insurance(c) – 0.4%
American International Group, Inc.
$1,200,000	2.375%	08/24/15	$1,212,260
The Northwestern Mutual Life Insurance Co.(b)
3,600,000	6.063	03/30/40	4,606,672

			5,818,932

Media – Cable – 0.1%
Comcast Cable Communications Holdings, Inc.
1,220,000	8.375	03/15/13	1,263,353

Media – Non Cable(c) – 1.0%
NBCUniversal Media LLC
6,175,000	4.375	04/01/21	6,987,048
News America, Inc.
3,800,000	6.150	02/15/41	4,684,340
WPP Finance UK
2,850,000	8.000	09/15/14	3,191,524

			14,862,912

Metals & Mining(b)(c) – 0.2%
Newcrest Finance Pty Ltd.
3,275,000	4.450	11/15/21	3,357,569

Noncaptive – Financial – 0.7%
Blackstone Holdings Finance Co. LLC(b)(c)
975,000	4.750	02/15/23	1,016,570
1,025,000	6.250	08/15/42	1,087,603
General Electric Capital Corp.
1,050,000	3.150	09/07/22	1,053,746
2,625,000	5.875	01/14/38	3,116,565
International Lease Finance Corp.
4,000,000	5.750	05/15/16	4,240,000

			10,514,484

Pharmaceuticals(c) – 0.1%
Watson Pharmaceuticals, Inc.
1,625,000	3.250	10/01/22	1,647,522

Pipelines(c) – 1.7%
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,332,043
El Paso Pipeline Partners Operating Co. LLC
1,650,000	6.500	04/01/20	1,938,750
Energy Transfer Partners LP
1,750,000	5.950	02/01/15	1,920,485
Enterprise Products Operating LLC
1,300,000	5.250	01/31/20	1,515,529
2,900,000	8.375 (a)	08/01/66	3,262,500
ONEOK Partners LP
2,875,000	3.375	10/01/22	2,903,480
Tennessee Gas Pipeline Co.
1,450,000	8.375	06/15/32	2,090,552
TransCanada PipeLines Ltd.(a)
3,200,000	6.350	05/15/67	3,408,000
Western Gas Partners LP
1,310,000	5.375	06/01/21	1,472,616
1,900,000	4.000	07/01/22	1,979,858

			24,823,813

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(c) – 0.6%
Arch Capital Group Ltd.
$1,375,000	7.350%	05/01/34	$1,763,659
Mitsui Sumitomo Insurance Co. Ltd.(a)(b)
1,500,000	7.000	03/15/72	1,653,927
QBE Insurance Group Ltd.(a)(b)
3,150,000	5.647	07/01/23	3,103,015
Transatlantic Holdings, Inc.
1,925,000	8.000	11/30/39	2,403,407

			8,924,008

Real Estate Investment Trusts(c) – 2.2%
Camden Property Trust
1,725,000	5.700	05/15/17	1,969,018
Developers Diversified Realty Corp.
250,000	9.625	03/15/16	309,063
4,155,000	7.500	04/01/17	4,933,992
Duke Realty LP
2,600,000	4.375	06/15/22	2,730,897
HCP, Inc.
1,500,000	6.300	09/15/16	1,739,122
2,950,000	6.000	01/30/17	3,419,728
Health Care REIT, Inc.
1,557,000	4.125	04/01/19	1,655,568
Kilroy Realty LP
1,125,000	5.000	11/03/15	1,225,249
2,375,000	6.625	06/01/20	2,840,383
ProLogis LP
1,050,000	6.125	12/01/16	1,207,292
1,200,000	1.875	11/15/37	1,202,016
Simon Property Group LP
3,350,000	10.350	04/01/19	4,809,553
WCI Finance LLC(b)
2,986,000	5.400	10/01/12	2,986,000

			31,027,881

Retailers(c) – 0.5%
CVS Caremark Corp.
1,250,000	5.750	06/01/17	1,499,136
LVMH Moet Hennessy Louis Vuitton SA(b)
2,675,000	1.625	06/29/17	2,697,738
Walgreen Co.
1,750,000	1.800	09/15/17	1,776,616
1,550,000	3.100	09/15/22	1,582,309

			7,555,799

Schools(c) – 0.4%
Rensselaer Polytechnic Institute
4,200,000	5.600	09/01/20	4,905,852

Technology – Hardware(c) – 0.4%
Hewlett-Packard Co.
2,775,000	3.000	09/15/16	2,861,786
1,475,000	2.600	09/15/17	1,483,163
1,300,000	4.300	06/01/21	1,322,750

			5,667,699

Corporate Obligations – (continued)
Tobacco – 0.2%
Altria Group, Inc.
$558,000	9.700%	11/10/18	$796,724
1,150,000	2.850	08/09/22	1,136,531

			1,933,255

Transportation(c) – 0.5%
Burlington Northern Santa Fe LLC
2,375,000	4.375	09/01/42	2,502,815
Penske Truck Leasing Co. LP/PTL Finance Corp.(b)
3,000,000	3.125	05/11/15	3,069,243
2,025,000	2.500	03/15/16	2,024,471

			7,596,529

Wirelines Telecommunications(c) – 0.6%
AT&T, Inc.
6,975,000	2.950	05/15/16	7,462,646
Telefonica Emisiones SAU
675,000	5.462	02/16/21	659,813

			8,122,459

TOTAL CORPORATE OBLIGATIONS
(Cost $368,984,004)			$394,345,597

Mortgage-Backed Obligations – 40.5%
Adjustable Rate Non-Agency(a) – 0.2%
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
$39,093	3.005%	08/25/33	$38,697
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
27,801	3.253	08/25/33	24,333
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,000,124	0.459	01/19/36	598,162
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,148,851	0.998	12/25/46	682,451
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,479,708	1.058	07/20/33	1,316,255
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
90,899	2.457	02/25/33	87,866

			2,747,764

Collateralized Mortgage Obligations – 3.0%
Interest Only(a)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
257,696	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
818,118	0.000	07/25/33	1

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a)(d) – (continued)
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
$1,047,206	0.000%	08/25/33	$1
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
2,171,051	0.759	06/25/33	8,082

			8,084

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
77,400	25.770	10/16/31	125,312
GNMA Series 2001-51, Class SA
147,427	31.543	10/16/31	253,605
GNMA Series 2001-51, Class SB
152,359	25.770	10/16/31	259,340
GNMA Series 2002-13, Class SB
188,092	36.537	02/16/32	329,963

			968,220

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
51,545	4.750	03/15/22	52,974
FNMA REMIC Series 2003-134, Class ME
103,632	4.500	06/25/33	109,669
FNMA REMIC Series 2004-64, Class BA
73,533	5.000	03/25/34	77,400

			240,043

Regular Floater(a)(b) – 0.4%
Lanark Master Issuer PLC Series 2012-2A, Class 1A
5,200,000	1.834	12/22/54	5,310,779

Sequential Fixed Rate – 2.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K019, Class A2
6,600,000	2.272	03/25/22	6,689,347
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
5,000,000	2.373	05/25/22	5,100,853
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
7,000,000	2.699	05/25/18	7,556,668
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
5,200,000	2.303	09/25/18	5,521,051
NCUA Guaranteed Notes Series 2010-C1, Class APT
7,054,142	2.650	10/29/20	7,479,319
NCUA Guaranteed Notes Series 2010-R1, Class 2A
794,726	1.840	10/07/20	807,640
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,780,385

			36,935,263

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$43,462,389

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 4.6%
Sequential Fixed Rate – 3.6%
FNMA ACES Series 2012-M13, Class A2
$7,800,000	2.377%	05/25/22	$7,945,454
FNMA ACES Series 2012-M9, Class A2
2,100,000	2.482	04/25/22	2,150,228
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	9,914,922
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,739,356
UBS Barclays Commercial Mortgage Trust Series 2012-C3, Class A4
9,850,000	3.091	08/10/49	10,320,804
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
12,400,000	5.509	04/15/47	14,201,875

			51,272,639

Sequential Floating Rate(a) – 1.0%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,000,000	5.983	08/10/45	3,443,993
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	11,329,667

			14,773,660

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$66,046,299

Federal Agencies – 32.7%
Adjustable Rate FNMA(a) – 1.1%
$16,944	2.333%	06/01/33	$18,084
2,232,038	2.733	07/01/34	2,378,551
5,750,077	2.558	09/01/34	6,143,423
4,535,842	2.860	05/01/35	4,874,614
1,714,883	2.319	06/01/35	1,818,766

			15,233,438

FHLMC – 1.1%
96,179	6.500	12/01/13	96,583
461	7.000	10/01/14	488
50,555	6.000	12/01/14	51,720
3,955	7.000	05/01/15	4,135
14,407	8.000	07/01/15	15,296
6,741	7.000	02/01/16	7,248
7,154	7.000	03/01/16	7,614
210,110	7.500	05/01/16	227,425
2,370	5.000	01/01/17	2,569
14,622	5.000	02/01/17	15,852
10,016	5.000	03/01/17	10,859
1,158	5.000	04/01/17	1,255
83,441	5.000	09/01/17	90,455
203,339	5.000	10/01/17	220,433
671	7.000	10/01/17	761
121,937	5.000	11/01/17	132,189
50,927	5.000	12/01/17	55,207
76,468	5.000	01/01/18	82,830
193,425	5.000	02/01/18	208,742

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$143,094	5.000%	03/01/18	$154,433
90,963	5.000	04/01/18	98,194
56,547	5.000	05/01/18	61,026
42,593	5.000	06/01/18	45,966
85,262	5.000	07/01/18	92,012
30,125	5.000	08/01/18	32,514
136,259	4.500	09/01/18	145,925
12,571	5.000	10/01/18	13,567
23,769	5.000	11/01/18	25,651
206,365	5.000	06/01/19	223,417
912,172	4.500	10/01/23	996,100
70,883	5.500	10/01/25	77,636
91,395	5.500	11/01/25	100,102
24,447	7.000	06/01/26	28,965
52,316	7.500	03/01/27	60,851
22,970	7.500	12/01/30	26,411
33,538	7.500	01/01/31	38,561
185,356	6.500	10/01/33	211,069
513,989	5.000	12/01/35	562,477
1,248	5.500	02/01/36	1,367
106,571	4.000	08/01/36	114,393
308,107	4.000	09/01/36	330,722
325,529	4.000	10/01/36	349,422
495,122	4.000	12/01/36	531,463
21,784	6.000	04/01/37	24,256
5,775	6.000	07/01/37	6,424
249,976	6.000	09/01/37	278,108
164,408	6.000	07/01/38	183,398
57,662	6.500	09/01/38	64,449
13,749	6.000	10/01/38	15,374
4,871,147	6.000	11/01/38	5,423,909
256,972	6.000	12/01/38	286,654
134,048	6.000	01/01/39	150,221
742,241	5.000	06/01/39	805,516
437,477	4.500	09/01/39	481,191
16,310	4.500	11/01/40	17,541
114,191	4.500	03/01/41	123,011
1,864,944	4.000	11/01/41	2,024,076

			15,438,033

FNMA – 30.4%
1,092,798	7.040	08/01/15	1,200,550
78,875	8.500	10/01/15	84,383
3,091	7.000	01/01/16	3,279
4,856,249	2.800	03/01/18	5,228,551
2,947,136	3.740	05/01/18	3,313,631
3,480,000	3.840	05/01/18	3,904,143
867,896	4.500	05/01/18	935,056
2,210,141	4.500	06/01/18	2,381,169
113,996	5.000	06/01/18	123,659
1,187,023	4.500	07/01/18	1,278,877
1,086,308	4.500	08/01/18	1,170,369
16,360	6.000	08/01/18	18,067
1,583	6.500	10/01/18	1,780
9,000,000	4.506	06/01/19	10,427,885
2,247,254	3.416	10/01/20	2,494,979

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,662,217	3.632%	12/01/20	$1,848,720
10,091,268	3.763	12/01/20	11,404,773
4,196,521	4.375	06/01/21	4,888,025
6,319,386	5.000	03/01/23	6,977,188
491,003	5.500	09/01/23	534,123
122,823	5.500	10/01/23	133,906
1,379,268	5.000	02/01/24	1,496,295
197,178	7.000	08/01/27	225,084
5,752	6.500	09/01/27	6,467
776,425	7.000	03/01/28	887,720
10,225	6.500	05/01/28	11,496
1,987	5.500	01/01/29	2,275
500,000	5.000	02/01/29	544,492
190	5.500	04/01/29	210
20,289	8.000	02/01/31	24,249
185,477	7.000	03/01/31	204,810
2,909,956	4.000	10/01/31	3,149,335
14,634	5.500	02/01/33	16,271
318,453	5.500	03/01/33	354,080
35,306	5.500	05/01/33	39,255
32,623	5.000	07/01/33	35,888
9,323	5.500	07/01/33	10,365
196,393	5.000	08/01/33	215,978
105,839	5.500	08/01/33	117,680
18,307	5.000	09/01/33	20,045
194,605	5.500	09/01/33	216,263
7,180	6.500	09/01/33	8,274
3,420	5.500	10/01/33	3,802
47,829	5.500	11/01/33	53,180
13,929	5.000	12/01/33	15,210
10,353	5.500	12/01/33	11,512
17,509	5.500	01/01/34	19,462
37,734	5.500	02/01/34	41,791
4,201	5.500	03/01/34	4,669
6,306	5.500	04/01/34	6,999
813,291	5.500	05/01/34	904,190
30,997	5.500	07/01/34	34,464
9,249	5.500	08/01/34	10,265
6,525	5.000	10/01/34	7,119
457	5.500	10/01/34	507
333,897	5.500	12/01/34	368,956
722	6.000	12/01/34	806
497,307	5.000	04/01/35	547,989
21,267	5.500	04/01/35	23,457
139,625	5.000	05/01/35	152,040
4,691,870	5.000	07/01/35	5,109,038
22,328	5.500	07/01/35	24,628
74,347	5.000	08/01/35	80,957
987	5.500	08/01/35	1,092
7,463,627	5.000	09/01/35	8,143,078
51,830	5.500	09/01/35	57,151
590,032	5.000	10/01/35	642,494
1,851,384	5.000	11/01/35	2,021,860
40,351	5.500	11/01/35	44,625
3,979,168	5.000	12/01/35	4,347,195
4,365	5.500	12/01/35	4,834

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$6,969	5.500%	01/01/36		$7,707
43,572	5.500	02/01/36		48,136
252,747	5.000	03/01/36		275,219
1,941,436	5.500	03/01/36		2,144,120
83,477	6.000	03/01/36		92,949
25,508	5.500	04/01/36		28,182
20,309	6.000	04/01/36		22,613
746,417	5.000	06/01/36		812,783
96,713	4.000	08/01/36		104,053
9,307	5.000	08/01/36		10,124
280,574	4.000	09/01/36		301,869
12,152,959	5.000	11/01/36		13,249,127
79,123	5.000	12/01/36		86,069
682,632	6.000	12/01/36		752,128
1,821,026	5.000	01/01/37		1,988,495
422,554	6.000	01/01/37		465,733
178,030	4.000	02/01/37		191,541
162,446	5.000	02/01/37		176,576
4,265	5.500	02/01/37		4,693
89,083	4.000	03/01/37		95,844
6,569	5.000	03/01/37		7,140
78,959	5.000	04/01/37		85,827
7,163	5.500	04/01/37		7,882
2,746,774	5.000	05/01/37		2,985,699
8,731	5.500	05/01/37		9,587
3,739	5.500	06/01/37		4,107
336	5.500	08/01/37		369
1,695	5.500	12/01/37		1,862
31,245	6.000	12/01/37		34,937
153,044	5.000	02/01/38		165,688
3,792	5.500	02/01/38		4,166
484,892	5.000	03/01/38		526,942
10,897	5.500	03/01/38		11,980
1,801,151	5.000	04/01/38		1,957,348
148,224	5.000	05/01/38		161,078
3,987	5.500	05/01/38		4,383
16,586	6.000	05/01/38		18,590
5,406,515	5.000	06/01/38		5,887,041
13,099	5.500	06/01/38		14,401
14,128	6.000	06/01/38		15,834
365,152	5.000	07/01/38		396,818
15,802	5.500	07/01/38		17,373
34,720	6.000	07/01/38		38,996
13,557	6.000	08/01/38		15,227
83,970	5.000	10/01/38		91,252
2,631,083	6.000	11/01/38		2,899,017
70,801	5.000	12/01/38		76,941
275	5.500	12/01/38		307
83,974	5.000	01/01/39		91,256
1,747,757	5.000	03/01/39		1,903,784
132,259	4.500	04/01/39		145,583
3,202,964	5.000	04/01/39		3,495,518
34,064	4.500	05/01/39		37,496
2,848,342	5.000	06/01/39		3,102,020
27,715	4.500	07/01/39		30,611
3,927,747	5.000	07/01/39		4,268,363

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$242,683	4.500%	08/01/39		$268,041
100,000	5.000	09/01/39		109,133
7,437,434	4.500	10/01/39		8,034,479
8,709,921	4.500	11/01/39		9,409,602
1,398,134	4.500	12/01/39		1,544,402
394,057	4.500	04/01/40		426,392
817,129	4.500	05/01/40		884,181
4,916,522	5.000	05/01/40		5,344,181
72,775	5.000	07/01/40		79,856
36,210,759	4.500	08/01/40		39,182,133
2,656,777	4.000	09/01/40		2,866,058
1,260,657	4.500	09/01/40		1,364,103
2,553,251	4.500	10/01/40		2,762,765
44,775	4.000	11/01/40		48,178
150,533	4.500	11/01/40		162,886
2,255,471	4.000	12/01/40		2,433,140
2,258,026	4.500	12/01/40		2,443,315
532,958	4.500	01/01/41		576,691
398,456	4.500	02/01/41		431,980
2,424,119	5.000	02/01/41		2,659,989
3,038,573	4.500	04/01/41		3,294,224
791,283	5.000	04/01/41		868,276
7,409,681	4.500	05/01/41		8,033,095
1,975,838	5.000	05/01/41		2,156,308
292,962	5.000	06/01/41		319,721
3,101,485	4.500	07/01/41		3,368,943
2,631,098	4.500	08/01/41		2,852,465
4,387,546	4.500	09/01/41		4,766,184
156,059	4.000	10/01/41		168,036
919,622	4.500	10/01/41		996,994
13,762,530	5.000	10/01/41		15,121,794
1,316,323	4.000	11/01/41		1,417,344
2,672,091	4.000	12/01/41		2,877,159
2,903,804	4.000	01/01/42		3,126,655
2,357,504	4.500	03/01/42		2,571,652
1,614,000	4.500	04/01/42		1,758,930
19,000,000	2.500	TBA-15yr	(e)	19,973,750
7,000,000	3.000	TBA-30yr	(e)	7,388,828
84,000,000	5.000	TBA-30yr	(e)	91,592,810
43,000,000	6.000	TBA-30yr	(e)	47,484,767

				439,165,839

GNMA – 0.1%
1,663,561	3.950	07/15/25		1,828,620
37,635	6.000	11/15/38		42,508

				1,871,128

TOTAL FEDERAL AGENCIES				$471,708,438

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $568,116,688)				$583,964,890

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debentures – 8.8%
	FHLB
	$27,000,000	0.210%	01/04/13	$27,002,079
	2,400,000	5.000	09/28/29	3,057,518
	FHLMC
EUR	3,100,000	4.375	01/15/14	4,158,081
	$11,400,000	1.000	03/08/17	11,572,411
	100,000	1.000	06/29/17	101,259
	4,500,000	1.000	07/28/17	4,555,360
	5,600,000	1.250	08/01/19	5,606,317
	10,900,000	1.250	10/02/19	10,882,669
	10,100,000	2.375	01/13/22	10,599,465
	FNMA
	12,500,000	1.125	04/27/17	12,750,513
	12,400,000	0.875	08/28/17	12,462,446
	20,000,000	0.875	10/26/17	20,079,518
	Kommunalbanken AS(b)
	3,000,000	1.000	09/26/17	3,002,098
	Small Business Administration
	140,573	6.300	06/01/18	153,483
	Tennessee Valley Authority
	1,400,000	4.625	09/15/60	1,712,473

	TOTAL AGENCY DEBENTURES
	(Cost $125,466,503)			$127,695,690

	Asset-Backed Securities – 1.9%
	Home Equity – 0.6%
	Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
	$160,181	0.481%	10/15/28	$149,775
	Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
	318,908	0.441	12/15/29	233,184
	Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(a)
	8,367,066	0.371	11/15/36	6,495,478
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	1,050,069	7.000	09/25/37	909,164
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	1,696,298	7.000	09/25/37	1,466,647
	Impac CMB Trust Series 2004-08, Class 1A(a)
	509,325	0.937	10/25/34	418,911

				9,673,159

	Student Loan(a) – 1.3%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A2
	7,329,536	0.529	06/27/22	7,314,927
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
	3,762,000	0.449	12/26/18	3,754,100
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	655,072	0.479	09/25/23	653,978
	College Loan Corp. Trust Series 2004-1, Class A4
	3,000,000	0.641	04/25/24	2,811,819

	Asset-Backed Securities – (continued)
	Student Loan(a) – (continued)
	Education Funding Capital Trust I Series 2004-1, Class A2
	$1,413,798	0.549%	12/15/22	$1,409,318
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	1,500,000	0.657	05/25/36	1,299,717
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	422,993	0.547	10/28/26	421,442
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	748,646	0.551	03/01/25	743,600

				18,408,901

	TOTAL ASSET-BACKED SECURITIES
	(Cost $30,110,241)			$28,082,060

	Foreign Debt Obligations – 1.3%
	Sovereign – 0.9%
	Republic of Colombia
	$2,184,000	4.375%	07/12/21	$2,514,876
	Republic of Indonesia
	2,560,000	8.500	10/12/35	4,048,000
	Russian Federation
	100,000	5.000	04/29/20	115,250
	5,000,000	4.500	04/04/22	5,575,000

				12,253,126

	Supranational – 0.4%
	North American Development Bank
	5,100,000	4.375	02/11/20	5,761,921

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $16,292,743)			$18,015,047

	Municipal Debt Obligations – 0.6%
	California – 0.4%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%	04/01/34	$1,252,157
	1,650,000	7.550	04/01/39	2,238,241
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	1,965,479

				5,455,877

	Illinois – 0.1%
	Illinois State GO Bonds Build America Series 2010
	1,280,000	7.350	07/01/35	1,507,904

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270	02/15/50	1,981,571

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,458,136)			$8,945,352

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Government Guarantee Obligations – 9.4%
Achmea Hypotheekbank NV(b)(f)
$4,316,000	3.200%	11/03/14	$4,525,283
BRFkredit AS(b)(f)
17,100,000	2.050	04/15/13	17,256,961
Citigroup Funding, Inc.(g)
36,700,000	1.875	10/22/12	36,734,388
12,200,000	1.875	11/15/12	12,224,815
Commonwealth Bank of Australia(b)(f)
5,700,000	2.500	12/10/12	5,723,193
FIH Erhvervsbank AS(b)(f)
9,200,000	2.000	06/12/13	9,298,808
General Electric Capital Corp.(g)
13,700,000	2.625	12/28/12	13,784,543
Israel Government AID Bond(h)
6,527,000	5.500	09/18/23	8,630,806
600,000	5.500	12/04/23	793,960
4,000,000	5.500	09/18/33	5,475,533
Kreditanstalt fuer Wiederaufbau MTN(f)
8,700,000	2.500	05/28/13	8,824,410
Swedbank AB(b)(f)
3,100,000	2.900	01/14/13	3,121,898
Westpac Banking Corp.(b)(f)
9,800,000	1.900	12/14/12	9,828,224

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $134,140,929)			$136,222,822

U.S. Treasury Obligations – 23.1%
United States Treasury Bonds
$2,300,000	6.125%	11/15/27	$3,462,144
3,000,000	5.000	05/15/37	4,297,740
200,000	4.250	05/15/39	259,320
8,500,000	4.375	11/15/39	11,241,930
11,500,000	4.250	11/15/40	14,940,570
22,100,000	4.375	05/15/41	29,299,739
8,200,000	3.750	08/15/41	9,810,561
3,200,000	3.125	02/15/42	3,405,760
10,600,000	3.000	05/15/42	10,997,924
900,000	2.750	08/15/42	885,519
United States Treasury Inflation Protected Securities
1,319,901	1.625	01/15/15	1,414,564
824,544	1.875	07/15/15	907,386
United States Treasury Notes
184,600,000	0.250 (i)	05/31/14	184,651,688
41,000,000	0.625	09/30/17	40,988,930
16,200,000	1.625	08/15/22	16,181,046

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $323,259,977)			$332,744,821

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$11,900,000	1.895%	02/28/13	$261,046
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
11,900,000	1.895	02/28/13	188,317
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
11,900,000	2.060	02/19/13	383,134
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
11,900,000	2.060	02/19/13	115,769

TOTAL OPTIONS PURCHASED – 0.1%
(Cost $1,062,670)			$948,266

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,574,891,891)			$1,630,964,545

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(j) – 1.9%
Repurchase Agreement – 1.9%
Joint Repurchase Agreement Account II
$27,300,000	0.245%	10/01/12	$27,300,000
(Cost $27,300,000)

TOTAL INVESTMENTS – 114.9%
(Cost $1,602,191,891)			$1,658,264,545

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.9)%			(214,431,472)

NET ASSETS – 100.0%			$1,443,833,073

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $178,756,283, which represents approximately 12.4% of net assets as of September 30, 2012.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $166,440,155 which represents approximately 11.5% of net assets as of September 30, 2012.
(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $58,578,777, which represents approximately 4.1% of net assets as of September 30, 2012.
(g)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value of these securities amounts to $62,743,746, which represents approximately 4.3% of net assets as of September 30, 2012.
(h)	Guaranteed by United States Government until maturity. Total market value of these securities amounts to $14,900,299, which represents approximately 1.0% of net assets as of September 30, 2012.
(i)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(j)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on pages 90-91.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
NCUA	—National Credit Union Administration
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	USD/GBP	12/19/12	$1,576,109	$8,556
	USD/JPY	12/19/12	3,633,476	9,524
Barclays Bank PLC	CAD/USD	12/19/12	5,716,519	15,478
	JPY/USD	12/19/12	917,115	9,115
	USD/GBP	12/19/12	573,932	1,231
Citibank NA	USD/EUR	12/19/12	1,817,367	6,392
	USD/JPY	12/19/12	8,995,473	47,030
Deutsche Bank AG (London)	NZD/USD	12/19/12	2,345,536	90,074
HSBC Bank PLC	GBP/EUR	12/19/12	1,773,637	30,255
	NOK/USD	12/19/12	3,216,112	8,112
	SEK/EUR	12/19/12	3,578,143	74,366
JPMorgan Securities, Inc.	EUR/USD	12/19/12	914,471	317
Morgan Stanley & Co.	USD/EUR	12/19/12	904,182	6,526
Royal Bank of Canada	USD/AUD	12/19/12	3,837,640	28,882
	USD/CAD	12/19/12	4,541,427	15,573
Standard Chartered Bank	USD/EUR	12/19/12	5,461,105	25,686
UBS AG (London)	JPY/USD	12/19/12	922,462	12,962
	USD/CHF	12/19/12	3,200,687	15,313
Westpac Banking Corp.	USD/AUD	12/19/12	4,473,994	33,363
TOTAL				$438,755

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	GBP/USD	12/19/12	$573,932	$(2,546)
	USD/GBP	12/19/12	1,827,542	(5,037)
	USD/NZD	12/19/12	358,577	(12,589)
Citibank NA	DKK/EUR	12/19/12	1,837,123	(1,366)
	JPY/USD	12/19/12	911,503	(1,497)
Credit Suisse International (London)	EUR/USD	12/19/12	1,790,357	(29,497)
	USD/CHF	12/19/12	5,236,763	(61,927)
	USD/JPY	12/19/12	1,828,926	(10,926)
Deutsche Bank AG (London)	EUR/USD	12/19/12	12,885,663	(41,213)
	JPY/USD	12/19/12	2,718,587	(9,413)
	USD/GBP	12/19/12	1,827,542	(5,163)
HSBC Bank PLC	EUR/SEK	12/19/12	3,679,835	(25,808)
	USD/NOK	12/19/12	3,606,861	(21,727)
	USD/SEK	12/19/12	4,655,504	(45,353)
JPMorgan Securities, Inc.	USD/EUR	10/12/12	7,929,323	(185,669)
Royal Bank of Canada	USD/CAD	12/19/12	1,831,798	(798)
	USD/GBP	12/19/12	6,962,205	(16,685)
Royal Bank of Scotland PLC	EUR/SEK	12/19/12	1,840,099	(16,300)
	USD/GBP	12/19/12	1,859,830	(33,380)
	USD/JPY	12/19/12	2,734,873	(6,873)
Standard Chartered Bank	EUR/CHF	12/19/12	5,419,371	(21,288)
	GBP/USD	12/19/12	3,614,722	(16,085)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank	GBP/USD	12/19/12	$2,711,370	$(15,156)
	USD/GBP	12/19/12	1,147,864	(225)
UBS AG (London)	CHF/USD	12/19/12	3,154,032	(40,968)
	EUR/CHF	12/19/12	3,635,916	(8,899)
	EUR/SEK	12/19/12	3,651,536	(57,960)
Westpac Banking Corp.	AUD/USD	12/19/12	1,794,542	(9,874)
	USD/AUD	12/19/12	5,490,764	(54,141)
TOTAL				$(758,363)

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	10/11/2012	$(26,000,000)	$(28,149,061)
FNMA	4.500	TBA-30yr	11/14/2012	(12,000,000)	(12,984,844)
FNMA	5.000	TBA-30yr	11/10/2012	(14,000,000)	(15,273,125)
TOTAL (Proceeds Receivable: $56,405,742)					$(56,407,030)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(75)	December 2012	$(18,690,000)	$(84,544)
Eurodollars	(75)	March 2013	(18,689,063)	(81,731)
Eurodollars	153	September 2014	38,064,488	291,651
Eurodollars	(153)	September 2015	(37,955,475)	(474,109)
Ultra Long U.S. Treasury Bonds	(30)	December 2012	(4,956,563)	(127,441)
2 Year U.S. Treasury Notes	(1)	December 2012	(220,531)	(91)
5 Year U.S. Treasury Notes	2,389	December 2012	297,747,790	788,157
10 Year U.S. Treasury Notes	834	December 2012	111,325,969	583,870
30 Year U.S. Treasury Bonds	(78)	December 2012	(11,651,250)	138,779
TOTAL				$1,034,541

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$18,100	02/28/17	3 month LIBOR	0.750%	$(20,374)	$(38,238)
	2,100	07/23/24	2.150%	3 month LIBOR	—	(20,113)
Barclays Bank PLC	49,300	02/28/17	3 month LIBOR	0.750	(92,504)	(67,139)
	1,600	07/21/24	2.160	3 month LIBOR	—	(13,682)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$17,300	02/28/17	3 month LIBOR	0.750%	$(17,003)	$(39,017)
	5,500	12/19/17	3 month LIBOR	1.250	(19,620)	(92,319)
	14,300	12/19/19	3 month LIBOR	1.750	(207,356)	(265,069)
Credit Suisse First Boston Corp.	27,700	02/28/17	3 month LIBOR	0.750	(34,095)	(55,603)
	45,500	12/19/19	3 month LIBOR	1.750	(634,603)	(868,566)
	17,000	12/19/42	3 month LIBOR	2.500	(26,574)	512,476
Deutsche Bank Securities, Inc.	23,600	02/28/17	3 month LIBOR	0.750	(61,838)	(14,584)
	16,600	10/02/18	1.775%	3 month LIBOR	—	—
	4,800	04/02/23	3 month LIBOR	1.820	—	—
	2,100	07/22/24	2.130	3 month LIBOR	—	(23,773)
	3,300	07/28/24	2.060	3 month LIBOR	—	(59,880)
JPMorgan Securities, Inc.	10,500	02/28/17	3 month LIBOR	0.750	(17,130)	(16,871)
Morgan Stanley Capital Services, Inc.	31,900	02/28/17	3 month LIBOR	0.750	(70,962)	(32,336)
	9,000	09/28/18	1.760	3 month LIBOR	—	(10,987)
	2,600	03/28/23	3 month LIBOR	1.813	—	8,595
TOTAL					$(1,202,059)	$(1,097,106)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$7,350	(1.000)%	06/20/14	0.322%	$(46,448)	$(42,258)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	15,400	(1.000)	06/20/14	0.322	(102,967)	(82,892)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	41,100	(1.000)	06/20/14	0.322	(285,326)	(210,700)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	13,775	(1.000)	06/20/14	0.322	(81,133)	(85,114)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	24,250	1.000	06/20/16	0.722	25,743	228,415
Barclays Bank PLC	iTraxx SovX Western Europe Index 7	520	1.000	06/20/17	1.835	(45,732)	26,761
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	1,150	1.000	06/20/15	1.185	(31,754)	26,383
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	4,200	1.000	03/20/15	1.198	(113,207)	94,085
	iTraxx SovX Western Europe Index 7	1,600	1.000	06/20/17	1.835	(120,819)	62,446

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	$975	1.000%	06/20/15	1.185%	$(32,504)	$27,950
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	27,925	1.000	06/20/16	0.722	28,337	264,338
TOTAL						$(805,810)	$309,414

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$7,600	7/21/14	1.640%	$(118,211)	$(169,480)
Barclays Bank PLC	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.650% versus the 3 month LIBOR maturing on July 21, 2024	5,700	7/17/14	1.650	(90,128)	(128,250)
Deutsche Bank Securities, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.620% versus the 3 month LIBOR maturing on July 22, 2024	7,600	7/18/14	1.620	(114,000)	(171,000)
	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	9,200	7/24/14	1.550	(120,017)	(198,720)
TOTAL		$30,100			$(442,356)	$(667,450)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	30,100	667,450
Contracts Outstanding September 30, 2012	$30,100	$667,450

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 27.2%
	Automotive – 0.4%
	Ford Motor Credit Co. LLC
	$1,125,000	8.000%	12/15/16	$1,355,625

	Banks – 7.3%
	Abbey National Treasury Services PLC
GBP	200,000	2.300 (a)	02/16/15	327,156
	$925,000	4.000	04/27/16	961,494
	ANZ Capital Trust II(b)(c)
	1,100,000	5.360	07/29/49	1,119,250
	Bank of America Corp.
	475,000	6.000	09/01/17	547,169
	325,000	5.650	05/01/18	371,108
	725,000	5.700	01/24/22	842,177
	Bank of America N.A.
	1,575,000	6.100	06/15/17	1,807,781
	Bank of Scotland PLC(c)
	1,000,000	5.250	02/21/17	1,135,379
	BB&T Corp.(b)
	475,000	1.600	08/15/17	483,273
	Citigroup, Inc.
	350,000	6.375	08/12/14	380,967
	925,000	5.000	09/15/14	974,482
	275,000	4.450	01/10/17	301,751
	305,000	6.125	11/21/17	357,507
	350,000	4.500	01/14/22	380,776
	Discover Bank
	400,000	8.700	11/18/19	513,606
	Fifth Third Bancorp
	300,000	3.625	01/25/16	323,272
	Fifth Third Bank(a)
	450,000	0.545	05/17/13	449,415
	HSBC Holdings PLC
	1,000,000	6.800	06/01/38	1,215,076
	ING Bank NV(c)
	1,100,000	2.000	09/25/15	1,101,644
	JPMorgan Chase & Co.
	575,000	4.350	08/15/21	627,665
	Mizuho Corporate Bank Ltd.(c)
	675,000	2.550	03/17/17	705,374
	MUFG Capital Finance 1 Ltd.(a)(b)
	450,000	6.346	07/29/49	490,360
	Nordea Bank AB(c)
	700,000	4.250	09/21/22	695,663
	Northern Rock Asset Management PLC(c)
	600,000	5.625	06/22/17	674,220
	Regions Bank
	600,000	7.500	05/15/18	705,000
	Regions Financial Corp.
	325,000	5.750	06/15/15	347,750
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	550,000	7.191	07/30/49	591,920
	Royal Bank of Scotland PLC
	675,000	2.550	09/18/15	683,489
	Santander Holdings USA, Inc.
	270,000	4.625	04/19/16	281,791

	Corporate Obligations – (continued)
	Banks – (continued)
	Sparebank 1 Boligkreditt AS(c)
	$1,500,000	2.300%	06/30/17	$1,565,550
	Stadshypotek AB(c)
	1,400,000	1.875	10/02/19	1,399,580
	Standard Chartered PLC(c)
	425,000	5.500	11/18/14	458,745
	Swedbank Hypotek AB(a)(c)
	400,000	0.812	03/28/14	399,398
	The Bear Stearns Cos. LLC
	750,000	7.250	02/01/18	936,137
	UBS AG
	250,000	7.625	08/17/22	257,973
	Union Bank NA
	1,075,000	2.125	06/16/17	1,098,988

				25,512,886

	Brokerage(b) – 0.8%
	Morgan Stanley, Inc.
	875,000	6.250	08/28/17	989,763
	525,000	6.625	04/01/18	597,140
	525,000	7.300	05/13/19	616,884
	450,000	5.500	07/28/21	487,979

				2,691,766

	Chemicals(b) – 0.7%
	CF Industries, Inc.
	275,000	7.125	05/01/20	344,258
	Eastman Chemical Co.
	850,000	2.400	06/01/17	889,028
	Ecolab, Inc.
	425,000	3.000	12/08/16	452,897
	300,000	4.350	12/08/21	337,740
	The Dow Chemical Co.
	500,000	7.600	05/15/14	552,189

				2,576,112

	Construction Machinery(b) – 0.2%
	Case New Holland, Inc.
	750,000	7.750	09/01/13	786,563

	Consumer Cyclical Services(b) – 0.2%
	Lender Process Services, Inc.
	350,000	5.750	04/15/23	350,000
	UR Merger Sub Corp.
	250,000	8.250	02/01/21	274,688

				624,688

	Defense(b) – 0.2%
	L-3 Communications Corp.
	100,000	6.375	10/15/15	101,250
	United Technologies Corp.
	650,000	3.100	06/01/22	688,582

				789,832

	Diversified Manufacturing(b) – 0.2%
	Xylem, Inc.
	550,000	3.550	09/20/16	583,877

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric(b) – 0.6%
Arizona Public Service Co.
$375,000	8.750%		03/01/19	$499,790
Ipalco Enterprises, Inc.
300,000	5.000		05/01/18	315,000
Nevada Power Co.
225,000	7.125		03/15/19	287,639
PPL WEM Holdings PLC(c)
505,000	5.375		05/01/21	563,251
Puget Sound Energy, Inc.(a)
250,000	6.974		06/01/67	267,500

				1,933,180

Energy – 3.3%
Anadarko Petroleum Corp.(b)
400,000	8.700		03/15/19	537,337
BP Capital Markets PLC
325,000	3.200		03/11/16	347,316
1,000,000	4.500	(b)	10/01/20	1,154,563
675,000	3.245	(b)	05/06/22	707,785
Gaz Capital SA for Gazprom
870,000	9.250		04/23/19	1,131,000
Newfield Exploration Co.(b)
500,000	7.125		05/15/18	530,000
200,000	5.750		01/30/22	222,500
Nexen, Inc.(b)
325,000	6.400		05/15/37	412,777
375,000	7.500		07/30/39	535,532
Petrobras International Finance Co.(b)
60,000	5.750		01/20/20	68,099
450,000	5.375		01/27/21	507,203
Petroleos Mexicanos(b)
270,000	5.500		01/21/21	315,900
Plains Exploration & Production Co.(b)
100,000	6.125		06/15/19	101,000
PTTEP Canada International Finance Ltd.(c)
460,000	5.692		04/05/21	530,443
Range Resources Corp.(b)
50,000	7.500		10/01/17	51,937
150,000	7.250		05/01/18	158,250
Rowan Cos., Inc.(b)
725,000	4.875		06/01/22	777,938
TNK-BP Finance SA
280,000	7.500		07/18/16	324,100
Transocean, Inc.(b)
250,000	6.000		03/15/18	291,166
1,600,000	6.500		11/15/20	1,907,054
300,000	6.375		12/15/21	359,055
Weatherford International Ltd.(b)
400,000	9.625		03/01/19	522,561

				11,493,516

Food & Beverage – 2.0%
Anheuser-Busch InBev Worldwide, Inc.(b)
725,000	1.375		07/15/17	731,544
Constellation Brands, Inc.(b)
900,000	6.000		05/01/22	1,026,000

Corporate Obligations – (continued)
Food & Beverage – (continued)
Ingredion, Inc.(b)
$375,000	1.800%		09/25/17	$375,881
Kraft Foods Group, Inc.(c)
400,000	2.250		06/05/17	413,858
200,000	3.500		06/06/22	210,789
Mondelez International, Inc.
275,000	5.375		02/10/20	332,187
625,000	6.500		02/09/40	849,425
Pernod-Ricard SA(b)(c)
550,000	2.950		01/15/17	568,843
800,000	4.450		01/15/22	881,963
SABMiller Holdings, Inc.(b)(c)
600,000	2.450		01/15/17	627,576
1,075,000	3.750		01/15/22	1,167,382

				7,185,448

Food & Drug Retailers(b) – 0.3%
CVS Caremark Corp.
300,000	5.750		06/01/17	359,793
Walgreen Co.
450,000	1.800		09/15/17	456,844
375,000	3.100		09/15/22	382,817

				1,199,454

Health Care – Services(b) – 0.5%
Cigna Corp.
375,000	2.750		11/15/16	395,507
Express Scripts Holding Co.(c)
400,000	2.650		02/15/17	416,278
525,000	3.900		02/15/22	570,596
HCA, Inc.
250,000	7.875		02/15/20	280,937

				1,663,318

Home Construction(b) – 0.3%
D.R. Horton, Inc.
900,000	4.375		09/15/22	896,625

Life Insurance – 0.8%
American International Group, Inc.(b)
600,000	4.875		06/01/22	676,697
MetLife Capital Trust X(b)(c)
400,000	9.250		04/08/38	528,000
Prudential Financial, Inc.
850,000	3.875		01/14/15	901,907
The Northwestern Mutual Life Insurance Co.(b)(c)
650,000	6.063		03/30/40	831,760

				2,938,364

Media – Cable(b) – 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
900,000	5.250		09/30/22	902,250
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
400,000	5.875		10/01/19	471,080
DISH DBS Corp.
125,000	7.125		02/01/16	138,125

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Cable(b) – (continued)
Virgin Media Finance PLC
$207,000	9.500%		08/15/16	$228,735

				1,740,190

Media – Non Cable(b) – 1.4%
NBCUniversal Media LLC
1,375,000	4.375		04/01/21	1,555,820
News America, Inc.
675,000	6.150		02/15/41	832,087
Nielsen Finance LLC/Nielson Finance Co.
624,000	11.500		05/01/16	696,540
900,000	4.500	(c)	10/01/20	893,250
SGS International, Inc.
155,000	12.000		12/15/13	156,550
WPP Finance UK
551,000	8.000		09/15/14	617,028

				4,751,275

Metals & Mining(b)(c) – 0.2%
Newcrest Finance Pty Ltd.
675,000	4.450		11/15/21	692,018

Noncaptive – Financial – 0.7%
Blackstone Holdings Finance Co. LLC(b)(c)
250,000	4.750		02/15/23	260,659
225,000	6.250		08/15/42	238,742
Capital One Capital III(b)
500,000	7.686		08/15/36	505,000
GE Capital Trust I(a)(b)
458,000	6.375		11/15/67	482,045
General Electric Capital Corp.
275,000	5.875		01/14/38	326,497
GEO Maquinaria(b)(c)
225,688	9.625		05/02/21	207,474
International Lease Finance Corp.
375,000	8.250		12/15/20	444,375

				2,464,792

Pharmaceuticals(b) – 0.1%
Watson Pharmaceuticals, Inc.
425,000	3.250		10/01/22	430,890

Pipelines – 1.9%
Boardwalk Pipelines LP(b)
575,000	5.875		11/15/16	649,036
El Paso LLC(b)
500	7.750		01/15/32	600
El Paso Pipeline Partners Operating Co. LLC(b)
700,000	6.500		04/01/20	822,500
Enterprise Products Operating LLC(b)
450,000	5.250		01/31/20	524,606
500,000	8.375	(a)	08/01/66	562,500
350,000	7.034	(a)	01/15/68	392,875
ONEOK Partners LP(b)
700,000	3.375		10/01/22	706,934
Southern Star Central Gas Pipeline, Inc.(b)(c)
300,000	6.000		06/01/16	330,546

Corporate Obligations – (continued)
Pipelines – (continued)
Southern Union Co.(a)(b)
$1,075,000	3.462%		11/01/66	$860,000
Tennessee Gas Pipeline Co. LLC
325,000	7.625		04/01/37	452,676
TransCanada PipeLines Ltd.(a)(b)
875,000	6.350		05/15/67	931,875
Western Gas Partners LP(b)
425,000	4.000		07/01/22	442,863

				6,677,011

Property/Casualty Insurance(b) – 0.3%
Mitsui Sumitomo Insurance Co. Ltd.(a)(c)
300,000	7.000		03/15/72	330,785
QBE Capital Funding III Ltd.(a)(c)
525,000	7.250		05/24/41	531,563
Transatlantic Holdings, Inc.
275,000	8.000		11/30/39	343,344

				1,205,692

Real Estate Investment Trust(b) – 1.7%
Developers Diversified Realty Corp.
65,000	9.625		03/15/16	80,356
755,000	7.500		04/01/17	896,550
Duke Realty LP
575,000	4.375		06/15/22	603,948
HCP, Inc.
525,000	6.000		01/30/17	608,596
Healthcare Realty Trust, Inc.
550,000	6.500		01/17/17	627,878
Liberty Property LP
775,000	4.750		10/01/20	839,961
ProLogis LP
275,000	6.125		12/01/16	316,195
325,000	1.875	(d)	01/15/13	325,546
Simon Property Group LP
625,000	10.350		04/01/19	897,305
WEA Finance LLC/WT Finance Australia Property Ltd.(c)
150,000	7.500		06/02/14	165,281
700,000	3.375		10/03/22	695,885

				6,057,501

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
850,000	5.600		09/01/20	992,851

Technology(b) – 0.8%
Fidelity National Information Services, Inc.
425,000	7.875		07/15/20	473,875
Hewlett-Packard Co.
525,000	3.000		09/15/16	541,419
375,000	2.600		09/15/17	377,075
400,000	4.300		06/01/21	407,000
Tech Data Corp.
1,025,000	3.750		09/21/17	1,032,841

				2,832,210

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Tobacco – 0.1%
Altria Group, Inc.
$102,000	9.700%	11/10/18	$145,638
275,000	2.850	08/09/22	271,779

			417,417

Transportation(b) – 0.1%
Canadian Pacific Railway Ltd.
255,000	4.500	01/15/22	281,497

Wireless Telecommunications – 0.5%
Cellco Partnership/Verizon Wireless Capital LLC(b)
150,000	8.500	11/15/18	209,802
Digicel Ltd.(b)(c)
250,000	8.250	09/01/17	268,750
Sprint Nextel Corp.(b)
900,000	7.000	08/15/20	936,000
VimpelCom Holdings BV(c)
200,000	7.504	03/01/22	208,500
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(c)
230,000	6.493	02/02/16	240,925

			1,863,977

Wirelines Telecommunications – 0.8%
AT&T, Inc.(b)
725,000	2.950	05/15/16	775,687
450,000	6.400	05/15/38	598,213
Frontier Communications Corp.(b)
625,000	6.250	01/15/13	632,031
MTS International Funding Ltd.
100,000	8.625	06/22/20	120,500
Telefonica Emisiones SAU(b)
175,000	5.462	02/16/21	171,063
Verizon Communications, Inc.(b)
200,000	6.400	02/15/38	271,250
150,000	8.950	03/01/39	257,288

			2,826,032

TOTAL CORPORATE OBLIGATIONS
(Cost $89,220,649)			$95,464,607

Mortgage-Backed Obligations – 40.4%
Adjustable Rate Non-Agency(a) – 2.8%
Banc of America Funding Corp. Series 2007-E, Class 4A1
$847,080	3.085%	07/20/47	$636,822
Countrywide Alternative Loan Trust Series 2005-38, Class A3
239,981	0.567	09/25/35	160,873
Countrywide Alternative Loan Trust Series 2007-OA6, Class A1A
2,513,916	0.357	06/25/37	1,768,481
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
1,931,615	1.088	04/19/47	1,342,701
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
465,337	0.399	11/19/36	319,197

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
$307,938	2.626%	08/25/35	$229,575
Lanark Master Issuer PLC Series 2012-2A, Class 1A(c)
1,200,000	1.834	12/22/54	1,225,564
Lehman XS Trust Series 2007-4N, Class 1A1
545,930	0.347	03/25/47	424,465
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
537,213	1.348	12/25/46	181,215
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
361,138	3.237	09/25/35	311,861
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
745,292	3.308	04/25/37	545,539
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
2,817,754	2.666	12/25/35	1,566,586
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	2.756	02/25/36	731,937
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
384,749	2.472	03/25/36	293,537

			9,738,353

Collateralized Mortgage Obligations – 6.4%
Planned Amortization Class – 0.9%
FHLMC REMIC Series 3820, Class DA
2,658,291	4.000	11/15/35	2,896,592
FNMA REMIC Series 2005-70, Class PA
256,872	5.500	08/25/35	289,727

			3,186,319

Sequential Fixed Rate – 3.8%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
497,135	6.000	03/25/35	427,283
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
1,500,000	4.317	11/25/19	1,756,356
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
800,000	2.373	05/25/22	816,137
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
1,300,000	2.699	05/25/18	1,403,381
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
1,000,000	2.303	09/25/18	1,061,741
FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
2,200,000	2.323	10/25/18	2,328,719

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K709, Class A2
$800,000	2.086%	03/25/19	$834,396
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
2,200,000	1.883	05/25/19	2,265,706
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
525,592	6.000	02/25/37	392,877
NCUA Guaranteed Notes Series 2010-C1, Class APT
1,222,718	2.650	10/29/20	1,296,415
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	648,066

			13,231,077

Sequential Floating Rate(a) – 1.7%
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
5,519,654	0.467	11/25/36	848,086
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
5,759,855	0.497	08/25/36	1,701,470
Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.377	03/25/37	1,761,051
FHLMC REMIC Series 3582, Class SL
1,790,289	5.929	10/15/39	324,298
FNMA REMIC Series 2009-12, Class AI
2,374,313	6.284	08/25/37	472,289
FNMA REMIC Series 2010-126, Class LS
2,631,931	4.770	11/25/40	163,180
FNMA REMIC Series 2011-63, Class FG
816,796	0.667	07/25/41	820,355

			6,090,729

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$22,508,125

Commercial Mortgage-Backed Securities – 1.8%
Sequential Fixed Rate – 1.4%
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AM
$100,000	5.347%	12/10/46	$106,038
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
325,000	4.063	12/10/44	347,023
FNMA ACES Series 2012-M13, Class A2
2,300,000	2.377	05/25/22	2,342,890
FNMA ACES Series 2012-M8, Class A2
400,000	2.349	05/25/22	408,240
FNMA ACES Series 2012-M8, Class ASQ2
400,000	1.520	12/25/19	409,877
FNMA ACES Series 2012-M8, Class ASQ3
400,000	1.801	12/25/19	410,174
FNMA ACES Series 2012-M9, Class A2
750,000	2.482	04/25/22	767,938

			4,792,180

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 0.4%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
$225,000	5.813%	04/10/49	$242,820
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class AM
225,000	5.906	06/11/40	246,515
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
225,000	4.934	12/10/44	248,874
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
150,000	5.825	12/10/44	159,317
FREMF Mortgage Trust Series 2012-K17, Class B(c)
275,000	4.499	12/25/44	289,992
FREMF Mortgage Trust Series 2012-K707, Class C(c)
200,000	4.018	01/25/47	190,413
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	53,693
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	47,790

			1,479,414

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$6,271,594

Federal Agencies – 29.4%
Adjustable Rate FHLMC(a) – 0.1%
$184,205	2.530%	09/01/35	$195,602

FHLMC – 0.5%
62,443	5.000	05/01/18	67,823
159,053	6.500	08/01/37	178,785
8,978	6.000	09/01/37	9,989
365,462	6.500	10/01/37	411,487
10,787	6.000	02/01/38	12,011
62,703	6.000	07/01/38	69,946
197,521	6.500	09/01/38	220,770
12,116	6.000	10/01/38	13,548
21,661	4.500	03/01/41	23,334
932,472	4.000	11/01/41	1,012,038

			2,019,731

FNMA – 28.7%
971,920	3.070	12/01/17	1,045,961
777,000	2.800	03/01/18	836,568
1,866,520	3.740	05/01/18	2,098,633
630,000	3.840	05/01/18	706,784
6,489	6.000	12/01/18	7,166
1,600,000	4.506	06/01/19	1,853,846
390,827	3.416	10/01/20	433,909
293,332	3.632	12/01/20	326,245
1,861,496	3.763	12/01/20	2,103,793
1,099,089	4.375	06/01/21	1,280,197
78,670	6.000	06/01/21	85,902
151,139	5.000	08/01/23	164,847
85,212	5.500	09/01/23	92,682
40,941	5.500	10/01/23	44,635

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$344,817	5.000%	02/01/24		$374,074
	2,020,533	5.500	05/01/25		2,192,969
	586,335	4.000	10/01/31		634,568
	70	6.000	03/01/32		78
	218,683	6.000	12/01/32		244,104
	2,546	6.000	05/01/33		2,843
	12,206	5.000	08/01/33		13,431
	2,423	5.500	09/01/33		2,685
	1,126	6.000	12/01/33		1,265
	3,151	5.500	02/01/34		3,490
	37,999	6.000	02/01/34		42,430
	527	5.500	04/01/34		585
	27,881	5.500	12/01/34		30,808
	212,432	5.000	04/01/35		232,526
	951	6.000	04/01/35		1,056
	809,304	5.000	05/01/35		881,261
	4,328	5.500	09/01/35		4,772
	3,142	6.000	02/01/36		3,490
	18,596	6.000	03/01/36		20,702
	26,446	6.000	04/01/36		29,447
	167,297	5.000	06/01/36		181,984
	2,699	6.000	06/01/36		2,998
	161,245	5.000	12/01/36		175,582
	48,484	6.000	01/01/37		53,419
	378	5.500	02/01/37		416
	52,519	5.000	03/01/37		57,087
	534	5.500	04/01/37		588
	8,225,087	5.000	05/01/37		8,940,538
	729	5.500	05/01/37		801
	23,779	5.000	08/01/37		25,847
	31,245	6.000	12/01/37		34,937
	957,220	5.000	01/01/38		1,040,831
	9,952,738	5.000	02/01/38		10,837,629
	851,720	5.000	03/01/38		925,619
	965	5.500	03/01/38		1,061
	807,328	5.000	04/01/38		877,340
	16,586	6.000	05/01/38		18,590
	781	5.500	06/01/38		859
	14,128	6.000	06/01/38		15,834
	1,074	5.500	07/01/38		1,180
	34,720	6.000	07/01/38		38,996
	907	5.500	08/01/38		998
	13,557	6.000	08/01/38		15,227
	577	5.500	09/01/38		635
	6,783	5.000	11/01/38		7,371
	275,346	6.000	11/01/38		303,386
	383	5.500	12/01/38		422
	2,790,129	5.000	01/01/39		3,032,107
	49,872	4.500	04/01/39		54,896
	341,052	5.000	04/01/39		372,203
	20,515	4.500	07/01/39		22,152
	58,898	4.500	08/01/39		65,052
	59,975	4.500	11/01/39		66,485
	511,102	4.500	12/01/39		564,508
	3,440,547	4.500	05/01/40		3,722,871
	5,118,148	4.500	08/01/40		5,538,132

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$664,194	4.000%	09/01/40		$716,514
	32,109	4.000	10/01/40		34,550
	235,823	4.500	10/01/40		255,175
	177,972	4.000	11/01/40		191,498
	1,399,993	4.000	12/01/40		1,506,398
	728,395	4.500	12/01/40		788,166
	25,674	4.000	01/01/41		27,626
	25,247	4.000	02/01/41		27,185
	678,753	5.000	02/01/41		744,797
	100,825	4.000	03/01/41		108,564
	733,690	5.000	03/01/41		806,154
	553,235	5.000	05/01/41		603,766
	82,029	5.000	06/01/41		89,522
	49,553	4.000	08/01/41		53,356
	209,507	4.500	08/01/41		227,134
	596,521	4.000	09/01/41		642,300
	54,201	4.500	10/01/41		58,762
	3,853,509	5.000	10/01/41		4,234,103
	282,069	4.000	11/01/41		303,717
	666,685	4.000	12/01/41		717,850
	940,905	4.500	12/01/41		1,020,068
	49,342	4.000	01/01/42		53,453
	4,000,000	2.500	TBA-15yr	(e)	4,205,000
	5,000,000	3.000	TBA-30yr	(e)	5,277,734
	9,000,000	5.000	TBA-30yr	(e)	9,815,352
	14,000,000	6.000	TBA-30yr	(e)	15,460,157

					100,765,234

	GNMA – 0.1%
	262,667	3.950	07/15/25		288,730
	6,209	5.500	05/15/36		6,887

					295,617

	TOTAL FEDERAL AGENCIES				$103,276,184

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $136,509,006)				$141,794,256

	Agency Debentures – 6.3%
	FHLB(f)
	$2,400,000	4.625%	09/11/20		$2,946,764
	FHLMC
	700,000	0.500	10/15/13		701,939
EUR	600,000	4.375	01/15/14		804,790
	$2,300,000	1.000	03/08/17		2,334,785
	100,000	1.000	06/29/17		101,259
	1,000,000	1.000	07/28/17		1,012,302
	1,400,000	1.250	08/01/19		1,401,579
	2,700,000	1.250	10/02/19		2,695,707
	2,000,000	2.375	01/13/22		2,098,904
	FNMA
	300,000	4.125	04/15/14		317,915

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debentures – (continued)
	FNMA – (continued)
	$2,700,000	0.875%	08/28/17	$2,713,597
	5,000,000	0.875	10/26/17	5,019,880

	TOTAL AGENCY DEBENTURES
	(Cost $21,321,012)			$22,149,421

	Asset-Backed Securities – 7.9%
	Collateralized Loan Obligations – 4.6%
	Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)(c)
	$1,213,683	0.629%	06/20/17	$1,198,241
	Crown Point CLO Ltd. Series 2012-1A, Class ACOM(c)
	1,250,000	0.000	11/21/22	1,193,555
	Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(c)
	1,849,142	0.720	11/01/17	1,799,336
	Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)(c)
	1,200,000	1.150%	10/18/21	1,179,343
	KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)(c)
	463,742	0.707	08/25/18	454,553
	KKR Financial CLO Ltd. Series 2007-AA, Class A(a)(c)
	338,293	1.205	10/15/17	335,900
	Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(c)
	3,765,344	0.695	11/01/17	3,613,871
	Lightpoint CLO Ltd. Series 2005-3A, Class A1A(a)(c)
	589,274	0.649	09/15/17	579,291
	Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
	6,105,837	0.670	08/01/22	5,825,353

				16,179,443

	Home Equity – 0.8%
	ACE Securities Corp. Series 2007-HE4, Class A2A(a)
	7,059,081	0.347	05/25/37	1,704,482
	Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(a)
	7,141	1.017	10/27/32	6,927
	Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(a)
	5,697	0.877	10/25/32	5,255
	Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(a)
	842,093	0.617	12/25/42	801,119
	CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)
	4,219	1.217	10/25/37	4,217
	CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(a)
	1,879	0.837	01/25/32	1,526
	First Alliance Mortgage Loan Trust Series 1999-4, Class A2(a)
	1,034	0.979	03/20/31	715
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	192,513	7.000	09/25/37	166,680
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	72,699	7.000	09/25/37	62,856
	Home Equity Asset Trust Series 2002-1, Class A4(a)
	257	0.817	11/25/32	190

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	Renaissance Home Equity Loan Trust Series 2003-2, Class A(a)
	$2,380	0.657%	08/25/33	$2,134
	Renaissance Home Equity Loan Trust Series 2003-3, Class A(a)
	6,196	0.717	12/25/33	5,438

				2,761,539

	Student Loan(a) – 2.5%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
	825,863	0.529	06/27/22	824,217
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
	684,000	0.449	12/26/18	682,564
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	635,806	0.479	09/25/23	634,744
	College Loan Corp. Trust Series 2004-1, Class A4
	750,000	0.641	04/25/24	702,955
	College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.541	10/25/25	969,848
	Education Funding Capital Trust I Series 2004-1, Class A2
	257,054	0.549	12/15/22	256,240
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	300,000	0.657	05/25/36	259,943
	Northstar Education Finance, Inc. Series 2004-1, Class A4
	1,113,333	0.637	04/29/19	1,109,620
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	105,748	0.547	10/28/26	105,361
	Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
	758,679	1.490	10/01/35	771,099
	SLM Student Loan Trust Series 2011-2, Class A2
	325,000	1.417	10/25/34	316,428
	South Carolina Student Loan Corp. Series 2005, Class A1
	831,624	0.518	12/03/18	831,482
	South Carolina Student Loan Corp. Series 2006-1, Class A1
	1,209,558	0.508	12/02/19	1,200,871
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	172,764	0.551	03/01/25	171,600

				8,836,972

	TOTAL ASSET-BACKED SECURITIES
	(Cost $27,742,572)			$27,777,954

	Foreign Debt Obligations – 3.2%
	Sovereign – 2.9%
	Hellenic Republic Government Bond(g)
EUR	77,000	2.000%	02/24/23	$26,152
	77,000	2.000	02/24/24	23,298
	77,000	2.000	02/24/25	22,443
	77,000	2.000	02/24/26	21,252
	77,000	2.000	02/24/27	20,405
	67,000	2.000	02/24/28	16,836
	107,000	2.000	02/24/29	25,767
	107,000	2.000	02/24/30	25,853

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Hellenic Republic Government Bond(g) – (continued)
EUR	97,000	2.000%	02/24/31	$23,920
	127,000	2.000	02/24/32	30,672
	67,000	2.000	02/24/33	15,056
	247,000	2.000	02/24/34	54,732
	297,000	2.000	02/24/35	64,164
	187,000	2.000	02/24/36	39,769
	157,000	2.000	02/24/37	35,105
	387,000	2.000	02/24/38	86,481
	317,000	2.000	02/24/39	65,598
	437,000	2.000	02/24/40	95,762
	287,000	2.000	02/24/41	58,819
	137,000	2.000	02/24/42	28,060
	Mexico Cetes(h)
MXN	17,296,200	0.000	10/18/12	1,341,170
	7,320,000	0.000	03/21/13	556,777
	Republic of Argentina(a)
	$390,000	0.000	12/15/35	51,285
EUR	5,774,000	0.000	12/15/35	890,385
	Republic of Colombia
	$250,000	6.125	01/18/41	338,750
	Republic of Indonesia
	530,000	8.500	10/12/35	838,063
	Republic of Ivory Coast
	1,320,000	3.750	12/31/32	1,118,975
	Republic of South Africa
ZAR	611,609	7.250	01/15/20	77,027
	3,565,277	6.750	03/31/21	433,942
	7,095,638	10.500	12/21/26	1,080,408
	Republic of Venezuela
	$320,000	12.750	08/23/22	340,800
	370,000	9.000	05/07/23	325,600
	790,000	8.250	10/13/24	649,775
	290,000	7.650	04/21/25	226,925
	30,000	11.750	10/21/26	30,225
	210,000	9.250	05/07/28	184,800
	90,000	11.950	08/05/31	91,800
	Russian Federation(c)
	200,000	4.500	04/04/22	223,000
	United Mexican States
MXN	6,639,400	7.750	11/13/42	603,417

				10,183,268

	Supranational – 0.3%
	North American Development Bank
	$900,000	4.375	02/11/20	1,016,809

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,673,233)			$11,200,077

	Structured Note(a) – 0.6%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	3,576,357	6.000%	08/15/40	$2,243,494
	(Cost $2,141,816)

	Municipal Debt Obligations – 0.6%
	California – 0.3%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$284,867
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	746,763

				1,031,630

	Illinois – 0.2%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	589,025
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	111,453

				700,478

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	291,407

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,696,749)			$2,023,515

	Government Guarantee Obligations – 1.1%
	Achmea Hypotheekbank NV(c)(i)
	$1,095,000	3.200%	11/03/14	$1,148,097
	Israel Government AID Bond(j)
	1,600,000	5.500	09/18/23	2,115,718
	200,000	5.500	12/04/23	264,653
	50,000	5.500	04/26/24	66,374
	40,000	5.500	09/18/33	54,755

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $3,496,727)			$3,649,597

	U.S. Treasury Obligations – 11.7%
	United States Treasury Bonds
	$300,000	5.000%	05/15/37	$429,774
	3,200,000	4.375	05/15/41	4,242,496
	975,000	3.125	02/15/42	1,037,693
	1,500,000	3.000	05/15/42	1,556,310
	800,000	2.750	08/15/42	787,128
	United States Treasury Inflation Protected Securities
	239,982	1.625	01/15/15	257,194
	235,584	1.875	07/15/15	259,253
	United States Treasury Notes
	29,000,000	0.125	07/31/14	28,938,810
	3,500,000	1.625	08/15/22	3,495,905

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $40,446,929)			$41,004,563

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.3%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$14,000,000	1.895%	02/28/13	$307,112
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
14,000,000	1.895	02/28/13	221,550
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
14,000,000	2.060	02/19/13	450,746
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
14,000,000	2.060	02/19/13	136,199

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $1,250,200)			$1,115,607

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $334,498,893)			$348,423,091

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(k) – 11.2%
Repurchase Agreement – 11.2%
Joint Repurchase Agreement Account II
$39,200,000	0.245%	10/01/12	$39,200,000
(Cost $39,200,000)

TOTAL INVESTMENTS – 110.5%
(Cost $373,698,893)			$387,623,091

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.5)%			(36,833,812)

NET ASSETS – 100.0%			$350,789,279

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,828,813, which represents approximately 10.2% of net assets as of September 30, 2012.
(d)	Securities with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2012.
(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $34,758,243 which represents approximately 9.9% of net assets as of September 30, 2012.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $1,148,097, which represents approximately 0.3% of net assets as of September 30, 2012.
(j)	Guaranteed by United States Government until maturity. Total market value of these securities amounts to $2,501,500, which represents approximately 0.8% of net assets as of September 30, 2012.
(k)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on pages 90-91.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	USD/GBP	12/19/12	$260,118	$1,412
	USD/JPY	12/19/12	447,826	1,174
Barclays Bank PLC	CAD/USD	12/19/12	1,008,670	2,731
	JPY/USD	12/19/12	303,011	3,011
	MYR/USD	10/30/12	601,489	2,921
	PLN/EUR	12/19/12	149,196	448
	USD/GBP	12/19/12	94,445	202
	USD/TWD	10/18/12	298,868	132
	USD/ZAR	12/19/12	708,425	4,995
Citibank NA	RUB/USD	10/22/12	151,226	226
	SGD/USD	12/19/12	449,715	715
	USD/EUR	12/19/12	298,393	1,049
	USD/JPY	12/19/12	2,269,943	11,868
Deutsche Bank AG (London)	EUR/HUF	12/19/12	148,242	954
	HUF/PLN	12/19/12	144,429	68
	INR/USD	10/04/12	157,350	8,350
	INR/USD	10/18/12	937,477	10,416
	KRW/USD	10/05/12	455,219	7,219
	MYR/USD	10/19/12	588,233	404
	NZD/USD	12/19/12	388,660	14,926
	USD/EUR	12/19/12	141,479	2,854
	USD/MXN	12/19/12	150,370	629
HSBC Bank PLC	GBP/EUR	12/19/12	293,248	5,002
	HUF/EUR	12/19/12	153,055	2,467
	INR/USD	10/18/12	219,488	4,522
	KRW/USD	10/05/12	461,518	5,648
	MXN/JPY	12/19/12	113,730	570
	MXN/USD	12/19/12	603,286	6,286
	NOK/USD	12/19/12	527,330	1,330
	RUB/USD	10/09/12	308,702	9,702
	SEK/EUR	12/19/12	591,641	12,297
	USD/MXN	12/19/12	150,966	34
JPMorgan Securities, Inc.	EUR/USD	12/19/12	150,483	53
	HUF/EUR	12/19/12	153,055	2,255
	TRY/USD	12/19/12	517,670	1,122
	USD/EUR	12/19/12	291,962	6,543
	USD/TRY	12/19/12	299,480	520
Morgan Stanley & Co.	USD/EUR	12/19/12	298,393	2,154
Royal Bank of Canada	USD/AUD	12/19/12	4,477,410	33,697
	USD/CAD	12/19/12	750,427	2,573
	USD/ZAR	10/09/12	1,379,494	17,630
Royal Bank of Scotland PLC	INR/USD	10/10/12	1,258,063	65,191
	INR/USD	10/18/12	619,792	20,791
	INR/USD	11/06/12	1,913,136	12,142
	USD/TRY	12/19/12	240,849	1,151
Standard Chartered Bank	USD/EUR	12/19/12	902,896	4,242
State Street Bank	INR/USD	10/04/12	1,768,791	91,604
	MXN/USD	12/19/12	493,659	7,724

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG (London)	BRL/USD	10/05/12	$150,980	$1,980
	BRL/USD	10/19/12	300,533	533
	JPY/USD	12/19/12	152,138	2,138
	RUB/USD	10/22/12	300,329	329
	USD/CHF	12/19/12	528,472	2,528
	USD/MXN	12/19/12	291,122	878
Westpac Banking Corp.	USD/AUD	12/19/12	735,536	5,485
TOTAL				$407,825

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America N.A.	CZK/EUR	12/19/12	$145,338	$(416)
	EUR/HUF	12/19/12	1,376,614	(5,491)
	EUR/SEK	12/19/12	306,039	(2,501)
	USD/CLP	10/04/12	303,617	(5,617)
Barclays Bank PLC	GBP/USD	12/19/12	94,445	(419)
	USD/GBP	12/19/12	300,285	(828)
	USD/NZD	12/19/12	58,733	(2,062)
	USD/PLN	12/19/12	306,323	(2,323)
	USD/TWD	10/18/12	302,691	(691)
	ZAR/USD	12/19/12	150,334	(1,666)
BNP Paribas SA	EUR/USD	12/19/12	295,821	(4,803)
Citibank NA	DKK/EUR	12/19/12	452,550	(336)
	EUR/USD	12/19/12	587,783	(12,125)
	JPY/USD	12/19/12	145,761	(239)
	PHP/USD	10/15/12	298,944	(56)
	RUB/USD	10/17/12	1,835,106	(10,053)
	SGD/USD	12/19/12	304,970	(1,372)
	USD/BRL	10/11/12	1,980,270	(26,431)
	USD/INR	10/18/12	152,354	(1,354)
	USD/JPY	12/19/12	492,852	(5,482)
	USD/KRW	10/05/12	610,025	(12,025)
	USD/RUB	10/09/12	305,440	(5,744)
	USD/SGD	12/19/12	1,364,395	(21,395)
Deutsche Bank AG (London)	EUR/USD	12/19/12	1,634,793	(5,229)
	ILS/USD	12/19/12	597,110	(890)
	MYR/USD	10/19/12	596,435	(2,565)
	PHP/USD	10/15/12	149,577	(423)
	USD/GBP	12/19/12	300,285	(848)
	USD/INR	10/18/12	647,594	(15,099)
	USD/JPY	12/19/12	301,801	(1,801)
	USD/KRW	10/05/12	306,712	(7,712)
	USD/TWD	10/18/12	305,443	(1,443)
HSBC Bank PLC	CLP/USD	10/04/12	303,617	(2,374)
	EUR/HUF	12/19/12	151,899	(130)
	EUR/SEK	12/19/12	298,739	(1,632)
	PHP/USD	10/17/12	593,090	(5,910)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	USD/NOK	12/19/12	$599,960	$(3,658)
	USD/SEK	12/19/12	763,059	(7,433)
	USD/TWD	10/18/12	301,997	(997)
JPMorgan Securities, Inc.	BRL/USD	10/19/12	150,897	(232)
	MXN/USD	12/19/12	1,832,947	(17,412)
	RUB/USD	10/17/12	990,024	(13,553)
	TRY/USD	12/19/12	1,494,865	(2,135)
	USD/CZK	12/19/12	1,067,761	(13,108)
	USD/EUR	10/12/12	2,315,935	(54,229)
	USD/TRY	12/19/12	604,692	(1,692)
Royal Bank of Canada	BRL/USD	10/17/12	597,264	(736)
	USD/CAD	12/19/12	304,132	(132)
	USD/GBP	12/19/12	1,014,166	(2,430)
	USD/PLN	12/19/12	954,766	(29,177)
	ZAR/USD	12/19/12	287,012	(4,988)
Royal Bank of Scotland PLC	EUR/SEK	12/19/12	301,060	(2,667)
	USD/GBP	12/19/12	305,128	(5,476)
	USD/INR	10/04/12	1,926,140	(17,654)
	USD/INR	10/18/12	308,033	(8,033)
	USD/JPY	12/19/12	451,134	(1,134)
Standard Chartered Bank	EUR/CHF	12/19/12	892,245	(3,498)
	GBP/USD	12/19/12	595,727	(2,651)
State Street Bank	GBP/USD	12/19/12	446,927	(2,499)
	MXN/USD	12/19/12	1,337,843	(6,157)
	USD/CHF	12/19/12	1,131,054	(13,470)
	USD/GBP	12/19/12	188,889	(37)
UBS AG (London)	CHF/USD	12/19/12	520,243	(6,757)
	EUR/CHF	12/19/12	298,712	(319)
	EUR/SEK	12/19/12	599,877	(9,522)
	JPY/USD	12/19/12	448,472	(1,529)
	ZAR/USD	12/19/12	271,079	(2,269)
Westpac Banking Corp.	AUD/USD	12/19/12	296,687	(1,632)
	USD/AUD	12/19/12	1,239,285	(13,387)
TOTAL				$(420,088)

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	10/11/2012	$(1,000,000)	$(1,082,656)
FNMA	4.500	TBA-30yr	11/14/2012	(4,000,000)	(4,328,281)
FNMA	5.000	TBA-30yr	11/10/2012	(4,000,000)	(4,363,750)
TOTAL (Proceeds Receivable: $9,770,781)					$(9,774,687)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	89	September 2014	$22,142,088	$161,910
Eurodollars	(89)	September 2015	(22,078,675)	(262,333)
Italian Government Bond	(7)	December 2012	(948,110)	(41,700)
Japan 10 Year Government Bonds	(9)	December 2012	(16,628,777)	(32,337)
U.K. Life Long Gilt	(16)	December 2012	(3,116,434)	4,091
Ultra Long U.S. Treasury Bonds	55	December 2012	9,087,031	(28,411)
5 Year German Euro-Bobl	99	December 2012	15,990,272	128,237
10 Year German Euro-Bund	4	December 2012	728,726	2,113
2 Year U.S. Treasury Notes	46	December 2012	10,144,438	2,080
5 Year U.S. Treasury Notes	402	December 2012	50,102,391	87,828
10 Year U.S. Treasury Notes	200	December 2012	26,696,875	140,747
30 Year U.S. Treasury Bonds	22	December 2012	3,286,250	(10,908)
TOTAL				$151,317

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	7,080		01/02/14	7.750%	1 month Brazilian Interbank Deposit Average	$—	$2,176
		$16,500	(a)	02/28/17	3 month LIBOR	0.750%	(18,573)	(34,858)
		2,500	(a)	07/23/24	2.150	3 month LIBOR	—	(23,944)
	CAD	3,600	(a)	09/14/25	3.040	6 month CDOR	—	87,209
		2,100	(a)	09/14/35	6 month CDOR	3.108	—	(83,135)
Barclays Bank PLC	BRL	3,030		01/02/14	7.780	1 month Brazilian Interbank Deposit Average	—	1,377
	EUR	13,570	(a)	03/31/16	6 month EURO	1.788	—	(329,356)
		$44,800	(a)	02/28/17	3 month LIBOR	0.750	(84,250)	(60,821)
	EUR	15,170	(a)	03/31/21	2.625	6 month EURO	—	1,046,763
		$1,800	(a)	07/21/24	2.160	3 month LIBOR	—	(15,392)
	EUR	6,060	(a)	03/31/29	6 month EURO	2.993	—	(561,740)
Citibank NA		$15,800	(a)	02/28/17	3 month LIBOR	0.750	(15,529)	(35,634)
		5,300	(a)	12/19/17	3 month LIBOR	1.250	(19,436)	(88,432)
		4,600	(a)	12/19/22	3 month LIBOR	2.000	(15,515)	(84,850)
		1,900	(a)	12/19/32	3 month LIBOR	2.500	(51,091)	40,406
Credit Suisse International (London)		24,500	(a)	02/28/17	3 month LIBOR	0.750	(30,033)	(49,303)
		10,700	(a)	12/19/19	3 month LIBOR	1.750	(149,236)	(204,256)
	GBP	120	(a)	12/19/22	2.250	6 month BP	936	4,507
		$700	(a)	12/19/42	3 month LIBOR	2.500	(1,094)	21,102

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	BRL	2,000		01/02/14	7.770%	1 month Brazilian Interbank Deposit Average	$—	$807
		20,540		01/02/14	7.740	1 month Brazilian Interbank Deposit Average	—	5,256
		$6,900	(a)	02/28/17	3 month LIBOR	0.750%	(15,841)	(6,503)
		2,400	(a)	07/22/24	2.130	3 month LIBOR	—	(27,169)
		3,900	(a)	07/28/24	2.060	3 month LIBOR	—	(70,767)
JPMorgan Securities, Inc.		9,500	(a)	02/28/17	3 month LIBOR	0.750	(15,499)	(15,264)
		147,200(a)		02/28/17	0.750	3 month LIBOR	574,368	—
Morgan Stanley Capital Services, Inc.		29,200(a)		02/28/17	3 month LIBOR	0.750	(64,954)	(29,601)
TOTAL							$94,253	$(511,422)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$1,400	(1.000)%	06/20/14	0.322%	$(8,847)	$(8,049)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	0.322	(20,058)	(16,147)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	7,800	(1.000)	06/20/14	0.322	(54,143)	(39,993)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	2,675	(1.000)	06/20/14	0.322	(15,755)	(16,529)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	4,625	1.000	06/20/16	0.722	4,910	43,564
Credit Suisse International (London)	CDX North America Investment Grade Index 18	16,575	1.000	06/20/17	0.904	49,232	28,875
	CDX North America Investment Grade Index 19	13,200	1.000	12/20/17	0.993	2,767	6,217
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 19	8,225	1.000	12/20/17	0.993	16,457	(10,859)
JPMorgan Securities, Inc.	CDX North America High Yield Index 18	3,465	5.000	06/20/17	4.868	(158,562)	182,242

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc.	CDX North American Investment Grade Index 16	$5,425	1.000%	06/20/16	0.722%	$5,505	$51,353
	CDX North America Investment Grade Index 18	18,925	1.000	06/20/17	0.904	140,717	(51,536)
TOTAL						$(37,777)	$169,138

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the Fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Bank of America NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	$6,700	7/21/14	1.640%	$(139,987)	$(200,700)
Barclays Bank PLC	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.650% versus the 3 month LIBOR maturing on July 21, 2024	8,900	7/17/14	1.650	(105,940)	(150,750)
Deutsche Bank Securities, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.620% versus the 3 month LIBOR maturing on July 22, 2024	9,000	7/18/14	1.620	(133,500)	(200,250)
	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	10,900	7/24/14	1.550	(142,194)	(235,440)
TOTAL		$35,500			$(521,621)	$(787,140)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	35,500	787,140
Contracts Outstanding September 30, 2012	$35,500	$787,140

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 53.9%
	British Pound – 4.9%
	United Kingdom Gilt Inflation Linked
GBP	2,050,000	2.500%	07/26/16	$11,359,129
	United Kingdom Treasury
	200,000	1.000	09/07/17	327,320
	2,317,000	4.000	03/07/22	4,553,955
	1,150,000	4.750	12/07/30	2,471,841
	3,160,000	4.500	09/07/34	6,543,266
	405,000	4.250	12/07/40	803,465
	260,000	4.250	12/07/49	518,995
	1,540,000	4.000	01/22/60	3,000,363

				29,578,334

	Canadian Dollar – 3.3%
	British Columbia Province of Canada
CAD	800,000	3.250	12/18/21	865,418
	Government of Canada
	5,720,000	2.500	06/01/15	6,031,455
	1,760,000	4.500	06/01/15	1,949,516
	1,700,000	4.000	06/01/41	2,330,994
	Ontario Province of Canada
	1,800,000	4.400	06/02/19	2,080,427
	4,200,000	4.000	06/02/21	4,759,274
	Quebec Province of Canada
	1,800,000	4.250	12/01/21	2,058,090

				20,075,174

	Danish Krone – 0.5%
	Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,093,321

	Euro – 17.4%
	Bundesobligation
EUR	10,500,000	1.250	10/14/16	14,018,440
	1,790,000	0.750	02/24/17	2,338,883
	Federal Republic of Germany
	3,340,000	4.250	07/04/17	5,061,634
	2,000,000	3.250	01/04/20	2,981,367
	2,250,000	2.000	01/04/22	3,061,172
	1,360,000	5.625	01/04/28	2,583,455
	2,640,000	5.500	01/04/31	5,122,047
	1,610,000	4.000	01/04/37	2,767,194
	Government of Finland
	7,990,000	3.125	09/15/14	10,875,941
	390,000	4.375	07/04/19	605,906
	Kingdom of Belgium
	2,610,000	4.000	03/28/14	3,540,689
	4,515,000	3.500	06/28/17	6,392,063
	395,000	3.750	09/28/20	566,780
	Kingdom of The Netherlands(a)
	9,800,000	4.250	07/15/13	13,008,216
	2,900,000	4.000	07/15/16	4,220,797
	2,470,000	4.500	07/15/17	3,738,423
	Republic of Austria(a)
	4,080,000	4.350	03/15/19	6,231,099
	Republic of Italy
	4,310,000	4.750	09/15/16	5,775,615
	5,980,000	4.750	06/01/17	7,933,501

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Italy – (continued)

EUR	2,550,000	6.000%	05/01/31	$3,366,270
	720,000	5.000	08/01/34	840,299
	Spain Government Bond
	700,000	4.200	01/31/37	634,645

				105,664,436

	Japanese Yen – 23.6%
	Government of Japan
JPY	2,000,000,000	0.200	06/15/13	25,645,361
	800,000,000	1.100	09/20/13	10,348,949
	1,000,000,000	1.600	06/20/14	13,141,786
	1,400,000,000	0.400	06/20/15	18,083,519
	640,000,000	0.400	06/20/16	8,285,409
	500,000,000	0.400	09/20/16	6,474,276
	500,000,000	1.400	12/20/18	6,833,367
	500,000,000	1.100	12/20/21	6,637,961
	400,000,000	1.900	06/20/25	5,627,335
	875,000,000	2.000	12/20/25	12,421,020
	430,000,000	2.100	12/20/26	6,132,498
	350,000,000	2.100	12/20/27	4,951,509
	280,000,000	1.700	09/20/31	3,633,194
	485,000,000	2.500	09/20/34	7,103,982
	250,000,000	2.500	03/20/38	3,653,626
	100,000,000	2.200	09/20/39	1,380,573
	150,000,000	2.200	03/20/41	2,065,756
	70,000,000	2.000	09/20/41	922,433

				143,342,554

	Mexican Peso – 0.4%
	United Mexican States
MXN	25,553,000	8.500	11/18/38	2,501,511

	South African Rand – 1.0%
	Republic of South Africa
ZAR	2,146,093	7.250	01/15/20	270,283
	7,548,213	6.750	03/31/21	918,719
	33,349,608	10.500	12/21/26	5,077,934

				6,266,936

	South Korean Won – 0.6%
	Republic of Korea
KRW	3,819,000,000	5.000	06/10/20	3,909,412

	Swedish Krona – 0.9%
	Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,834,305
	20,000,000	4.500	08/12/15	3,361,344

				5,195,649

	United States Dollar – 1.3%
	Quebec Province of Canada
	$3,350,000	5.125	11/14/16	3,940,763
	Republic of Indonesia
	1,300,000	8.500	10/12/35	2,055,625
	Russian Federation
	100,000	5.000	04/29/20	115,250

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	United States Dollar – (continued)
	State of Qatar
	$1,189,000	5.150%		04/09/14	$1,263,313
	United Mexican States
	470,000	5.750		10/12/2110	561,650

					7,936,601

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $298,134,808)				$327,563,928

	Corporate Obligations – 29.1%
	Automotive – 0.5%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,417,472
	300,000	4.250		02/03/17	317,766

					2,735,238

	Banks – 11.1%
	Abbey National Treasury Services PLC
EUR	1,400,000	3.375		06/08/15	1,916,117
	Banco Espanol de Credito SA
	1,100,000	3.750		06/17/16	1,377,792
	Bank of America Corp.
	$1,300,000	5.750		12/01/17	1,487,906
EUR	50,000	4.000	(b)	03/28/18	55,900
	$1,550,000	5.650		05/01/18	1,769,898
	900,000	5.000		05/13/21	987,858
	1,050,000	5.700		01/24/22	1,219,704
	Bank of Scotland PLC
EUR	2,100,000	4.375		07/13/16	3,034,432
	$2,070,000	5.250	(a)	02/21/17	2,350,234
	1,200,000	5.250		02/21/17	1,362,455
	Barclays Bank PLC(b)
EUR	850,000	4.500		03/04/19	1,049,120
	BNP Paribas SA(b)
	150,000	4.730		04/29/49	163,844
	Canadian Imperial Bank of Commerce
AUD	3,500,000	5.750		12/19/13	3,737,749
	Citigroup, Inc.
	$1,700,000	4.750		05/19/15	1,830,210
	950,000	4.450		01/10/17	1,042,411
GBP	500,000	7.625		04/03/18	986,256
	$1,675,000	6.125		05/15/18	1,974,201
EUR	800,000	7.375		09/04/19	1,297,540
	$360,000	4.500		01/14/22	391,656
	DnB Boligkreditt AS
	800,000	2.900		03/29/16	851,440
	6,200,000	2.900	(a)	03/29/16	6,598,660
	HSBC Holdings PLC
	1,150,000	6.800		06/01/38	1,397,337
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,691,920
EUR	650,000	6.125	(b)	05/29/23	851,988
	Intesa Sanpaolo SPA
	500,000	4.125		01/14/16	649,064

	Corporate Obligations – (continued)
	Banks – (continued)
	JPMorgan Chase & Co.
	$325,000	6.000%		01/15/18	$386,679
	850,000	4.250		10/15/20	919,840
EUR	400,000	2.750		08/24/22	514,020
	Morgan Stanley, Inc.
	$1,650,000	4.000		07/24/15	1,707,249
	225,000	5.550		04/27/17	246,512
	850,000	6.250		08/28/17	961,485
EUR	550,000	3.750		09/21/17	721,268
	$250,000	6.625		04/01/18	284,352
	100,000	5.500		07/28/21	108,440
	Rabobank Nederland
EUR	1,300,000	3.875		04/20/16	1,815,687
	Royal Bank of Scotland PLC
	$1,100,000	2.550		09/18/15	1,113,835
EUR	550,000	5.375		09/30/19	825,735
	800,000	5.500		03/23/20	1,212,069
	Sparebank 1 Boligkreditt AS(a)
	$4,900,000	2.625		05/27/16	5,175,800
	3,300,000	2.300		06/30/17	3,444,210
	Standard Chartered PLC(a)
	400,000	5.500		11/18/14	431,760
	Swedbank Hypotek AB(a)(b)
	1,320,000	0.812		03/28/14	1,318,015
	Westpac Banking Corp.
	2,000,000	2.000		08/14/17	2,025,052
	WM Covered Bond Program
EUR	700,000	4.375		05/19/14	949,885
	2,050,000	4.000		09/27/16	2,907,840

					67,145,425

	Chemicals – 0.7%
	Ecolab, Inc.
	$1,550,000	4.350		12/08/21	1,744,989
	The Dow Chemical Co.
	2,166,000	5.900		02/15/15	2,413,633

					4,158,622

	Communications – 1.8%
	AT&T, Inc.
	950,000	6.300		01/15/38	1,246,001
	700,000	5.550		08/15/41	873,270
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	472,258
	Comcast Corp.
	$2,050,000	5.700		05/15/18	2,484,125
	NBCUniversal Media LLC
	400,000	4.375		04/01/21	452,602
	650,000	5.950		04/01/41	811,224
	Time Warner Cable, Inc.
	950,000	6.550		05/01/37	1,186,416
	Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	87,293
	Verizon Wireless Capital LLC
EUR	950,000	8.750		12/18/15	1,517,170

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Communications – (continued)
	Vodafone Group PLC
	$1,950,000	2.875%		03/16/16	$2,068,465

					11,198,824

	Consumer Noncyclical – 2.0%
	BAT International Finance PLC
	1,208,000	9.500	(a)	11/15/18	1,683,803
GBP	750,000	6.375		12/12/19	1,518,816
	$480,000	3.250	(a)	06/07/22	492,564
	CVS Caremark Corp.
	275,000	4.125		05/15/21	313,171
	1,550,000	6.125		09/15/39	2,010,016
	Imperial Tobacco Finance PLC
EUR	300,000	4.375		11/22/13	401,064
GBP	800,000	7.750		06/24/19	1,666,661
	Kraft Foods Group, Inc.(a)
	$50,000	5.375		02/10/20	60,023
	850,000	3.500		06/06/22	895,853
	Mondelez International, Inc.
	1,200,000	6.500		02/09/40	1,630,895
	Pfizer, Inc.
	600,000	7.200		03/15/39	932,740
	Walgreen Co.
	250,000	3.100		09/15/22	255,211

					11,860,817

	Electric – 0.6%
	Alliander NV(b)
EUR	350,000	4.875		11/11/49	472,256
	DONG Energy A/S
	1,000,000	4.875		12/16/21	1,521,165
	350,000	7.750	(b)	06/01/3010	498,117
	Iberdrola International BV
	700,000	4.500		09/21/17	909,315

					3,400,853

	Energy – 3.2%
	Apache Corp.
	$1,550,000	3.250		04/15/22	1,667,458
	BP Capital Markets PLC
GBP	1,500,000	4.325		12/10/18	2,731,855
EUR	600,000	2.994		02/18/19	821,717
	600,000	4.154		06/01/20	884,763
	Cenovus Energy, Inc.
	$650,000	3.000		08/15/22	666,383
	Dolphin Energy Ltd.
	1,128,564	5.888	(a)	06/15/19	1,278,099
	728,364	5.888		06/15/19	824,872
	Gaz Capital SA for Gazprom
	1,370,000	9.250		04/23/19	1,781,000
	Nexen, Inc.
	642,000	6.400		05/15/37	815,393
	Noble Holding International Ltd.
	1,050,000	3.950		03/15/22	1,101,742

	Corporate Obligations – (continued)
	Energy – (continued)
	Petrobras International Finance Co.
	$140,000	5.750%		01/20/20	$158,898
	560,000	5.375		01/27/21	631,186
	Petroleos Mexicanos
	920,000	5.500		01/21/21	1,076,400
	Phillips 66(a)
	250,000	4.300		04/01/22	272,636
	Schlumberger Investment SA(a)
	600,000	3.300		09/14/21	638,908
	TNK-BP Finance SA
	268,000	7.500		07/18/16	310,210
	271,000	6.625		03/20/17	307,585
	190,000	7.875		03/13/18	228,950
	Total Capital International SA
	1,350,000	2.875		02/17/22	1,410,796
	Weatherford International Ltd.
	500,000	9.625		03/01/19	653,201
	1,118,000	5.125		09/15/20	1,223,859
	50,000	4.500		04/15/22	52,368

					19,538,279

	Financial Companies – 0.7%
	American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	2,082,022
	$700,000	2.800		09/19/16	745,206
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,589,222

					4,416,450

	Food & Beverage – 2.3%
	Anheuser-Busch InBev Worldwide, Inc.
	$400,000	7.750		01/15/19	539,829
	2,100,000	2.500		07/15/22	2,127,768
	Archer-Daniels-Midland Co.
	1,432,000	4.479		03/01/21	1,647,302
	Diageo Investment Corp.
	1,450,000	2.875		05/11/22	1,500,222
	Heineken NV(a)
	750,000	3.400		04/01/22	781,118
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	440,982
	2,800,000	4.250		07/15/22	3,048,368
	885,000	5.500		01/15/42	1,009,875
	SABMiller Holdings, Inc.(a)
	1,100,000	2.450		01/15/17	1,150,557
	1,750,000	3.750		01/15/22	1,900,390

					14,146,411

	Health Care – Services(a) – 0.4%
	Express Scripts Holding Co.
	2,350,000	3.500		11/15/16	2,526,381

	Insurance – 2.0%
	Allianz Finance II BV(b)
EUR	100,000	5.750		07/08/41	129,904

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Insurance – (continued)
	American International Group, Inc.
	$1,450,000	4.875%	06/01/22	$1,635,351
	750,000	4.875	09/15/16	829,182
	Cloverie PLC for Zurich Insurance Co., Ltd.(b)
EUR	800,000	7.500	07/24/39	1,175,862
	MetLife, Inc.
	$350,000	1.756	12/15/17	353,468
	Metropolitan Life Global Funding I
GBP	1,050,000	5.250	01/09/14	1,780,720
	$650,000	2.000 (a)	01/10/14	659,498
	Prudential Financial, Inc.
	2,150,000	4.500	11/15/20	2,350,415
	QBE Capital Funding III Ltd.(a)(b)
	450,000	7.250	05/24/41	455,625
	Standard Life PLC(b)
EUR	2,200,000	5.314	01/06/49	2,697,062

				12,067,087

	Internet – 0.2%
	eBay, Inc.
	$450,000	1.350	07/15/17	452,492
	1,000,000	2.600	07/15/22	1,002,755

				1,455,247

	Metals & Mining – 0.7%
	Anglo American Capital PLC(a)
	2,600,000	9.375	04/08/14	2,901,600
	Rio Tinto Finance USA Ltd.
	752,000	9.000	05/01/19	1,020,354

				3,921,954

	Noncaptive – Financial – 0.5%
	General Electric Capital Corp.
	3,250,000	3.150	09/07/22	3,261,595

	Pharmaceuticals – 0.5%
	Teva Pharmaceutical Finance Co. BV
	2,550,000	3.650	11/10/21	2,742,499
	Watson Pharmaceuticals, Inc.
	250,000	3.250	10/01/22	253,465

				2,995,964

	Real Estate Investment Trust – 1.1%
	HCP, Inc.
	1,850,000	5.375	02/01/21	2,103,278
	Simon Property Group LP
	2,200,000	5.650	02/01/20	2,633,454
	WEA Finance LLC(a)
	1,600,000	4.625	05/10/21	1,746,706
	250,000	3.375	10/03/22	248,530

				6,731,968

	Retailers – 0.1%
	Wal-Mart Stores, Inc.
	550,000	5.000	10/25/40	675,017

	Corporate Obligations – (continued)
	Technology – 0.4%
	Hewlett-Packard Co.
	$250,000	2.600%	09/15/17	$251,383
	1,400,000	4.300	06/01/21	1,424,500
	850,000	4.650	12/09/21	882,951

				2,558,834

	Transportation – 0.3%
	Transnet Ltd.
	1,940,000	4.500	02/10/16	2,066,100

	TOTAL CORPORATE OBLIGATIONS
	(Cost $164,999,888)			$176,861,066

	Foreign Debt Obligation – 2.1%
	European Financial Stability Facility
EUR	9,700,000	2.000%	05/15/17	$12,987,315
	(Cost $12,363,800)

	Asset-Backed Securities – 3.9%
	Home Equity – 0.6%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$48,935	1.217%	10/25/37	$48,912
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	1.467	10/25/37	1,564,012
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.667	10/25/37	1,766,303
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	113,757	7.000	09/25/37	98,493
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	157,513	7.000	09/25/37	136,189

				3,613,909

	Student Loans(b) – 3.3%
	Access Group, Inc. Series 2004-2, Class A2
	3,591,178	0.601	01/25/16	3,456,757
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	289,003	0.479	09/25/23	288,520
	College Loan Corp. Trust Series 2005-1, Class A2
	4,000,000	0.551	07/25/24	3,950,982
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	700,000	0.657	05/25/36	606,534
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,092,074	1.377	02/25/42	1,090,873
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,252,668	1.231	07/27/48	1,263,041
	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	715,990	1.067	02/25/43	724,464
	SLC Student Loan Center Series 2011-1, Class A(a)
	1,503,268	1.437	10/25/27	1,521,554
	SLC Student Loan Trust Series 2006-1, Class A4
	2,753,538	0.469	12/15/21	2,746,072

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loans(b) – (continued)
	US Education Loan Trust LLC Series 2006-1, Class A2(a)
	$575,882	0.551%	03/01/25	$572,000
	Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	3,719,203	0.531	04/25/23	3,709,096

				19,929,893

	TOTAL ASSET-BACKED SECURITIES
	(Cost $24,517,218)			$23,543,802

	Mortgage-Backed Obligations – 18.6%
	Adjustable Rate Non-Agency(b) – 0.5%
	American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$3,885	0.587%	10/25/34	$3,862
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	239,981	1.648	09/25/35	161,260
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,221,073	0.487	02/25/36	1,925,989
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,115,564	0.429	03/20/46	646,671

	TOTAL ADJUSTABLE RATE NON-AGENCY			$2,737,782

	Collateralized Mortgage Obligations – 3.6%
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(b)
	$301,089	2.910%	04/20/35	$299,712
	FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	3,000,000	2.699	05/25/18	3,238,572
	FHLMC Multifamily Structured Pass-Through Certificates Series K706, Class A2
	2,700,000	2.323	10/25/18	2,857,973
	FHLMC Multifamily Structured Pass-Through Certificates Series K709, Class A2
	800,000	2.086	03/25/19	834,396
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	1,500,000	1.883	05/25/19	1,544,800
	FHLMC REMIC Series 3582, Class SL(b)
	3,638,328	5.929	10/15/39	659,057
	FNMA REMIC Series 2009-12, Class AI(b)
	4,695,864	6.284	08/25/37	934,083
	FNMA REMIC Series 2010-126, Class LS(b)
	5,066,468	4.770	11/25/40	314,121
	GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
	485,288	3.459	06/25/34	477,707
	Granite Mortgages PLC Series 2004-2, Class 3A(b)
GBP	367,421	0.951	06/20/44	581,444
	Granite Mortgages PLC Series 2004-3, Class 3A1(b)
	355,609	0.991	09/20/44	562,752
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
	$1,312,093	2.872	08/19/36	802,063

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – (continued)
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
	$307,938	2.626%	08/25/35	$229,575
	Luminent Mortgage Trust Series 2006-5, Class A1A(b)
	1,356,953	0.407	07/25/36	670,750
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,574,099	2.650	10/29/20	3,789,522
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	116,871	1.840	10/07/20	118,770
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
	1,466,484	1.148	01/25/46	856,733
	Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
	318,931	1.061	11/20/34	286,996
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
	141,150	2.785	09/25/34	140,614
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
	778,587	2.839	11/25/34	758,471
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1(b)
	717,575	2.804	05/25/34	716,727
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
	1,591,332	0.848	02/25/47	1,072,877

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$21,747,715

	Commercial Mortgage-Backed Securities – 0.8%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(b)
	$600,000	5.813%	04/10/49	$647,521
	Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class AM(b)
	750,000	5.716	06/11/40	821,715
	Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AM
	150,000	5.347	12/10/46	159,057
	FNMA ACES Series 2012-M13, Class A2
	1,500,000	2.377	05/25/22	1,527,972
	FNMA ACES Series 2012-M8, Class A2
	300,000	2.349	05/25/22	306,180
	FNMA ACES Series 2012-M8, Class ASQ2
	200,000	1.520	12/25/19	204,939
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.801	12/25/19	307,630
	FNMA ACES Series 2012-M9, Class A2
	700,000	2.482	04/25/22	716,743
	Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM(b)
	150,000	5.478	02/12/44	161,078
	Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM(b)
	250,000	5.931	12/15/44	238,948

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$5,091,783

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	Federal Agencies – 13.7%
	FHLMC – 0.9%
	$1,345	5.000%	09/01/16		$1,452
	15,857	5.000	11/01/16		17,064
	2,281	5.000	12/01/16		2,458
	48,043	5.000	01/01/17		51,931
	79,738	5.000	02/01/17		86,442
	61,491	5.000	03/01/17		66,658
	116,794	5.000	04/01/17		126,614
	4,590	5.000	05/01/17		4,975
	1,690	5.000	06/01/17		1,833
	2,309	5.000	08/01/17		2,504
	307,481	5.000	09/01/17		333,330
	357,365	5.000	10/01/17		387,409
	197,227	5.000	11/01/17		213,809
	218,958	5.000	12/01/17		237,361
	268,083	5.000	01/01/18		290,809
	610,627	5.000	02/01/18		661,771
	620,637	5.000	03/01/18		673,017
	522,944	5.000	04/01/18		567,327
	369,145	5.000	05/01/18		400,531
	94,949	5.000	06/01/18		102,801
	91,555	5.000	07/01/18		98,803
	49,842	5.000	08/01/18		53,903
	33,918	5.000	09/01/18		36,840
	113,963	5.000	10/01/18		123,691
	137,917	5.000	11/01/18		149,623
	95,080	5.000	12/01/18		103,273
	64,114	5.000	01/01/19		69,644
	10,353	5.000	02/01/19		11,254
	17,230	5.000	03/01/19		18,730
	88,295	5.000	02/01/37		96,666
	56,959	4.500	09/01/39		62,651
	114,279	5.000	01/01/40		126,542

					5,181,716

	FNMA – 12.7%
	3,496	5.000	04/01/18		3,792
	45,556	5.000	05/01/18		49,417
	5,600	5.000	06/01/18		6,075
	5,480	5.000	11/01/18		5,944
	4,414	5.000	03/01/19		4,789
	6,069	5.000	04/01/19		6,583
	4,000,000	4.506	06/01/19		4,634,616
	1,661,014	3.416	10/01/20		1,844,115
	1,271,107	3.632	12/01/20		1,413,727
	783,788	3.763	12/01/20		885,808
	2,098,261	4.375	06/01/21		2,444,013
	400,000	3.830	07/01/21		452,925
	500,217	5.000	05/01/26		551,222
	12,206	5.000	08/01/33		13,431
	9,541	5.500	02/01/34		10,567
	9,403	5.500	05/01/34		10,410
	5,563	5.500	10/01/34		6,147
	51,596	5.500	12/01/34		57,014
	10,981	5.500	04/01/35		12,112
	11,299	5.500	07/01/35		12,463

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$133,277	5.000%	02/01/36		$145,127
	3,587,475	5.000	03/01/36		3,906,448
	799,920	5.000	04/01/36		870,144
	1,500,000	5.000	01/01/39		1,632,389
	1,478,411	5.000	04/01/39		1,613,447
	94,243	4.500	05/01/39		103,880
	47,062	4.500	06/01/39		51,979
	58,898	4.500	08/01/39		65,052
	1,328,389	4.000	09/01/40		1,433,029
	28,550	4.000	10/01/40		30,720
	29,678	4.000	11/01/40		31,934
	233,752	4.500	05/01/41		253,419
	891,133	4.500	06/01/41		966,108
	163,712	4.500	07/01/41		177,486
	209,507	4.500	08/01/41		227,134
	208,080	4.000	10/01/41		224,049
	1,592,642	4.500	10/01/41		1,726,640
	282,069	4.000	11/01/41		303,717
	666,685	4.000	12/01/41		717,850
	969,656	4.000	01/01/42		1,044,072
	28,000,000	5.000	TBA-30yr	(c)	30,532,577
	17,000,000	6.000	TBA-30yr	(c)	18,773,047

					77,255,418

	GNMA – 0.1%
	788,002	3.950	07/15/25		866,188

	TOTAL FEDERAL AGENCIES				$83,303,322

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $114,632,207)				$112,880,602

	Agency Debentures(d) – 0.1%
	FHLMC
	$800,000	2.375%	01/13/22		$839,562
	(Cost $795,404)

	Government Guarantee Obligations(e) – 5.2%
	Achmea Hypotheekbank NV(a)
	$2,918,000	3.200%	11/03/14		$3,059,494
	ING Bank NV
EUR	2,600,000	3.375	03/03/14		3,485,540
	Kreditanstalt fuer Wiederaufbau
	10,900,000	2.000	09/07/16		14,773,703
AUD	3,000,000	6.000	08/20/20		3,496,992
	LeasePlan Corp. NV
EUR	2,750,000	3.250	05/22/14		3,703,372
	Swedbank AB
	2,550,000	3.375	05/27/14		3,445,928

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $31,114,058)				$31,965,029

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation(d) – 0.1%
United States Treasury Note
$700,000	1.625%	08/15/22	$699,181
(Cost $699,891)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Currency Option
Put USD 2,938,000
Call CNY 18,538,780	6.310%	10/08/12	$808

Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.078%
$14,000,000	2.078	02/19/13	467,596
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.078%
14,000,000	2.078	02/19/13	130,138
Royal Bank of Canada Put – OTC – 10 year Interest Rate Swap Strike Price 1.903%
14,000,000	1.903	02/28/13	313,068
Royal Bank of Canada Call – OTC – 10 year Interest Rate Swap Strike Price 1.903%
14,000,000	1.903	02/28/13	217,689

TOTAL OPTIONS PURCHASED
(Cost $1,253,834)			$1,129,299

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Obligation – 3.5%
Commercial Paper – 3.5%
Rabobank
$21,071,733	0.100%	10/01/12	$21,071,733
(Cost $21,071,733)

TOTAL INVESTMENTS – 116.7%
(Cost $669,582,841)			$709,541,517

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.7)%			(101,500,239)

NET ASSETS – 100.0%			$608,041,278

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $84,629,526, which represents approximately 13.9% of net assets as of September 30, 2012.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $49,305,624 which represents approximately 8.1% of net assets as of September 30, 2012.
(d)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(e)	Guaranteed by a foreign government until maturity.

Currency Abbreviations:
AUD	—Australian Dollar
BGN	—New Bulgarian Lev
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	EUR/USD	10/12/12	$7,346,236	$35,186
	HUF/USD	12/19/12	561,086	720
	USD/GBP	12/19/12	788,910	4,283
	USD/JPY	12/19/12	1,365,421	3,579
Barclays Bank PLC	CAD/USD	12/19/12	3,031,567	8,208
	EUR/CZK	12/19/12	229,548	6,877
	JPY/USD	12/19/12	847,422	8,422
	MYR/USD	10/30/12	1,861,173	9,038
	PLN/EUR	12/19/12	448,876	1,347
	USD/GBP	12/19/12	287,370	616
	USD/TWD	10/18/12	909,600	400
	USD/ZAR	12/19/12	2,180,365	15,373
BNP Paribas SA	NZD/USD	12/19/12	278,634	916
Citibank NA	RUB/USD	10/09/12	4,338,057	81,572
	RUB/USD	10/22/12	455,681	681
	SGD/USD	12/19/12	1,371,180	2,180
	USD/EUR	12/19/12	910,613	3,203
	USD/JPY	12/19/12	7,196,827	37,626
Credit Suisse International (London)	MXN/USD	12/19/12	1,849,049	19,049
	PEN/USD	10/22/12	2,999,075	1,153
	RUB/USD	10/09/12	948,967	29,967
	USD/RUB	10/09/12	1,540,202	804
	USD/TRY	12/19/12	908,302	1,698
Deutsche Bank AG (London)	EUR/CZK	12/19/12	465,027	7,823
	EUR/HUF	12/19/12	448,561	2,887
	HUF/PLN	12/19/12	450,297	212
	INR/USD	10/04/12	1,090,271	57,546
	INR/USD	10/10/12	2,961,667	168,470
	INR/USD	10/18/12	2,893,221	32,147
	KRW/USD	10/05/12	1,393,093	22,093
	MYR/USD	10/19/12	1,348,602	926
	MYR/USD	10/30/12	2,256,822	1,104
	NZD/USD	12/19/12	1,094,753	42,041
	TWD/USD	10/18/12	490,773	453
	USD/EUR	10/12/12	1,624,465	27,598
	USD/EUR	12/19/12	4,747,061	30,336
	USD/MXN	12/19/12	453,103	1,897
HSBC Bank PLC	CNY/USD	02/04/13	1,874,325	8,325
	EUR/CZK	12/19/12	461,408	11,442
	GBP/EUR	12/19/12	888,748	15,160
	HUF/EUR	12/19/12	469,454	7,567
	INR/USD	10/18/12	1,565,442	32,253
	KRW/USD	10/05/12	1,423,552	17,423
	MXN/JPY	12/19/12	348,630	1,747
	NOK/USD	12/19/12	1,612,066	4,066
	SEK/EUR	12/19/12	1,790,357	37,210
	SEK/USD	12/19/12	490,475	155
	USD/MXN	12/19/12	454,898	102

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc.	EUR/USD	12/19/12	$455,306	$158
	HUF/EUR	12/19/12	469,454	6,916
	ILS/USD	12/19/12	878,369	23,166
	TRY/USD	12/19/12	1,711,265	3,711
	USD/EUR	12/19/12	893,893	20,032
Morgan Stanley Capital Services, Inc.	USD/EUR	12/19/12	902,896	6,517
Royal Bank of Canada	BRL/USD	10/05/12	464,941	5,941
	USD/AUD	11/09/12	6,655,951	15,565
	USD/AUD	12/19/12	3,926,285	29,549
	USD/CAD	12/19/12	2,546,262	8,738
	USD/JPY	11/02/12	142,289,457	202,319
	USD/ZAR	10/09/12	5,615,356	71,767
Royal Bank of Scotland PLC	GBP/USD	12/19/12	490,741	421
	INR/USD	10/10/12	3,859,058	199,978
	INR/USD	10/18/12	1,883,173	63,173
	INR/USD	11/06/12	3,024,447	19,196
	USD/TRY	12/19/12	1,144,708	3,566
Standard Chartered Bank	NGN/USD	11/27/12	2,766,151	28,664
	USD/EUR	12/19/12	2,724,122	12,804
State Street Bank	INR/USD	10/04/12	1,954,734	101,233
	MXN/USD	12/19/12	1,310,094	20,498
	USD/GBP	11/14/12	46,829,577	177,526
	USD/MXN	12/19/12	1,610,481	570
UBS AG (London)	BRL/USD	10/19/12	910,615	1,615
	JPY/USD	12/19/12	460,978	6,478
	RUB/USD	10/22/12	910,998	998
	USD/CHF	12/19/12	1,595,367	7,633
	USD/MXN	12/19/12	908,261	2,739
Westpac Banking Corp.	USD/AUD	12/19/12	2,030,449	14,858
TOTAL				$1,860,210

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	COP/USD	10/17/12	$693,721	$(1,241)
	CZK/EUR	12/19/12	900,323	(6,867)
	CZK/USD	12/19/12	490,071	(249)
	EUR/HUF	12/19/12	4,168,580	(16,640)
	EUR/SEK	12/19/12	938,866	(7,674)
	PLN/USD	12/19/12	560,171	(195)
	USD/CLP	10/04/12	936,321	(17,321)
Barclays Bank PLC	GBP/USD	12/19/12	287,370	(1,275)
	USD/GBP	12/19/12	915,385	(2,523)
	USD/NZD	12/19/12	180,283	(6,329)
	USD/PLN	12/19/12	921,991	(6,991)
	USD/TWD	10/18/12	913,085	(2,085)
	ZAR/USD	12/19/12	452,979	(5,021)
Citibank NA	DKK/EUR	12/19/12	793,565	(590)
	EUR/USD	12/19/12	1,782,640	(36,776)
	JPY/USD	12/19/12	454,254	(746)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	PHP/USD	10/15/12	$908,831	$(169)
	RUB/USD	10/17/12	599,420	(3,284)
	SGD/USD	12/19/12	951,123	(4,279)
	USD/EUR	10/12/12	215,442,519	(5,011,498)
	USD/INR	10/18/12	459,081	(4,081)
	USD/JPY	12/19/12	1,307,954	(14,549)
	USD/KRW	10/05/12	1,873,941	(36,941)
	USD/SGD	12/19/12	4,195,089	(66,089)
Credit Suisse International (London)	CLP/USD	10/04/12	936,321	(4,227)
	EUR/USD	12/19/12	792,285	(13,053)
	RUB/USD	10/17/12	3,017,085	(33,017)
	USD/CHF	12/19/12	2,674,651	(31,629)
	USD/CZK	12/19/12	3,313,880	(35,716)
	USD/JPY	12/19/12	915,469	(5,469)
	USD/TRY	11/14/12	914,009	(4,009)
	USD/TRY	12/19/12	912,774	(1,774)
Deutsche Bank AG (London)	BGN/EUR	11/23/12	1,544,200	(863)
	CZK/EUR	12/19/12	236,425	(6,454)
	EUR/BGN	11/23/12	4,675,712	(15,455)
	EUR/USD	10/12/12	3,428,848	(76,102)
	ILS/USD	12/19/12	1,824,282	(2,718)
	MYR/USD	10/19/12	1,812,207	(7,793)
	PHP/USD	10/15/12	453,716	(1,284)
	USD/INR	10/18/12	1,969,647	(45,913)
	USD/KRW	10/05/12	942,704	(23,704)
	USD/MXN	11/26/12	2,587,991	(10,746)
	USD/MYR	10/30/12	912,794	(2,200)
	USD/PHP	10/17/12	420,985	(711)
	USD/TWD	10/18/12	919,342	(4,342)
HSBC Bank PLC	EUR/HUF	12/19/12	458,270	(391)
	EUR/SEK	12/19/12	905,270	(4,947)
	JPY/USD	12/19/12	1,360,364	(4,636)
	PHP/USD	10/17/12	1,871,353	(18,647)
	USD/NOK	12/19/12	1,813,888	(11,087)
	USD/SEK	12/19/12	2,324,545	(22,646)
	USD/TWD	10/18/12	913,014	(3,014)
JPMorgan Securities, Inc.	BRL/USD	10/19/12	465,902	(715)
	EUR/BGN	11/23/12	972,892	(856)
	MXN/USD	12/19/12	5,778,817	(54,896)
	TRY/USD	12/19/12	4,544,511	(6,489)
	USD/GBP	10/02/12	46,835,668	(1,101,762)
Royal Bank of Canada	BRL/USD	10/17/12	1,815,762	(2,238)
	USD/CAD	10/05/12	19,974,598	(281,738)
	USD/CAD	12/19/12	915,399	(399)
	USD/DKK	11/13/12	3,266,059	(23,945)
	USD/GBP	12/19/12	3,823,362	(9,162)
	USD/KRW	10/11/12	3,821,504	(116,973)
	USD/PLN	12/19/12	2,882,244	(88,080)
	USD/SEK	11/28/12	5,700,062	(35,001)
	ZAR/USD	12/19/12	895,440	(15,560)
Royal Bank of Scotland PLC	EUR/SEK	12/19/12	922,645	(8,174)
	USD/GBP	12/19/12	934,758	(16,777)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland PLC (continued)	USD/INR	10/04/12	$3,045,005	$(27,909)
	USD/INR	10/18/12	1,853,758	(33,758)
	USD/INR	11/06/12	1,891,572	(338)
	USD/JPY	12/19/12	1,368,439	(3,439)
Standard Chartered Bank	EUR/CHF	12/19/12	2,712,918	(10,661)
	GBP/USD	12/19/12	2,158,501	(9,605)
State Street Bank	EUR/USD	10/12/12	4,814,276	(38,261)
	GBP/USD	12/19/12	1,357,341	(7,587)
	JPY/USD	12/19/12	1,467,435	(3,525)
	MXN/USD	12/19/12	4,071,264	(18,736)
	USD/GBP	12/19/12	1,490,124	(2,860)
	ZAR/USD	12/19/12	831,947	(7,258)
UBS AG (London)	CHF/USD	12/19/12	2,559,814	(20,826)
	EUR/CHF	12/19/12	1,749,525	(4,183)
	EUR/SEK	12/19/12	1,825,768	(28,980)
Westpac Banking Corp.	AUD/USD	12/19/12	1,881,226	(7,056)
	USD/AUD	12/19/12	2,755,684	(27,204)
TOTAL				$(7,660,911)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australia 10 Year Treasury Bonds	11	December 2012	$1,447,880	$21,921
Italian Government Bond	(15)	December 2012	(2,031,664)	(98,963)
Japan 10 Year Government Bonds	(15)	December 2012	(27,714,634)	(56,330)
U.K. Life Long Gilt	8	December 2012	1,558,217	(5,205)
Ultra Long U.S. Treasury Bonds	(4)	December 2012	(660,875)	(15,938)
2 Year German Euro-Schatz	(132)	December 2012	(18,781,053)	19,083
5 Year German Euro-Bobl	134	December 2012	21,643,399	158,295
10 Year German Euro-Bund	117	December 2012	21,315,236	(21,465)
2 Year U.S. Treasury Notes	66	December 2012	14,555,062	3,657
5 Year U.S. Treasury Notes	1,386	December 2012	172,741,079	442,749
10 Year U.S. Treasury Notes	48	December 2012	6,407,250	44,580
30 Year U.S. Treasury Bonds	53	December 2012	7,916,875	(2,531)
TOTAL				$489,853

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	13,770		01/02/14	7.750%	1 month Brazilian Interbank Deposit Average	$—	$4,232
	AUD	860	(a)	12/19/22	6 month AUDOR	4.000%	(7,838)	(12,496)
	NZD	2,240	(a)	12/19/22	3 month NZDOR	4.000	(9,429)	(34,351)
	CAD	6,100	(a)	09/14/25	3.040	6 month CDOR	—	147,771
		3,500	(a)	09/14/35	6 month CDOR	3.108	—	(138,556)
Barclays Bank PLC	BRL	5,880		01/02/14	7.780	1 month Brazilian Interbank Deposit Average	—	2,673
		$7,310	(a)	12/19/14	0.750	3 month LIBOR	16,120	37,421
	EUR	5,890	(a)	04/25/16	6 month EURO	1.610	—	(112,054)
		16,280	(a)	05/02/16	6 month EURO	1.585	—	(296,211)
		$13,800	(a)	02/28/17	3 month LIBOR	0.750	(24,801)	(19,887)
	EUR	20,050	(a)	12/19/17	6 month EURO	1.500	(15,626)	(601,524)
		6,300	(a)	04/25/21	2.451	6 month EURO	—	328,033
		17,440	(a)	05/02/21	2.477	6 month EURO	—	936,695
	NZD	620	(a)	12/19/22	3 month NZDOR	4.000	(1,516)	(10,602)
	GBP	1,610	(a)	12/19/22	6 month BP	2.250	(57,960)	(15,063)
	SEK	17,900	(a)	12/19/22	2.250	3 month STIBOR	(10,564)	39,116
		$17,640	(a)	07/23/24	2.100	3 month LIBOR	—	(248,996)
	EUR	2,460	(a)	04/25/29	6 month EURO	2.832	—	(157,127)
		6,820	(a)	05/02/29	6 month EURO	2.883	—	(488,912)
		$670	(a)	12/19/42	2.500	3 month LIBOR	(1,953)	(17,197)
Citibank NA	CHF	70	(a)	12/19/22	6 month CHFOR	1.000	567	(857)
	EUR	2,800	(a)	12/19/22	2.000	6 month EURO	(12,593)	78,536
	SEK	8,020	(a)	12/19/22	2.250	3 month STIBOR	(10,990)	23,782
	EUR	2,375	(a)	12/19/42	2.000	6 month EURO	(186,633)	(46,854)
Credit Suisse First Boston Corp.		$12,600	(a)	02/28/17	3 month LIBOR	0.750	(24,912)	(15,889)
	JPY	749,000	(a)	12/19/17	0.500	6 month JYOR	21,035	49,250
	AUD	2,230	(a)	12/19/22	6 month AUDOR	4.000	(7,811)	(44,917)
	CAD	7,460	(a)	12/19/22	2.250	6 month CDOR	(18,956)	50,181
		$38,100	(a)	12/19/22	3 month LIBOR	2.000	(325,105)	(506,181)
	EUR	6,020	(a)	12/19/22	2.000	6 month EURO	(12,665)	154,443
	SEK	7,950	(a)	12/19/22	2.250	3 month STIBOR	(8,835)	21,516
	JPY	311,970	(a)	12/19/22	6 month JYOR	1.000	(36,845)	(37,976)
Deutsche Bank Securities, Inc.	BRL	3,900		01/02/14	7.770	1 month Brazilian Interbank Deposit Average	—	1,572
		39,950		01/02/14	7.740	1 month Brazilian Interbank Deposit Average	—	10,223
	NZD	2,090	(a)	12/19/22	3 month NZDOR	4.000	(9,681)	(31,167)
JPMorgan Securities, Inc.		810	(a)	12/19/22	3 month NZDOR	4.000	(12,547)	(3,284)
Morgan Stanley Capital Services, Inc.	EUR	5,680	(a)	04/28/16	6 month EURO	1.662	—	(115,120)
		$89,190	(a)	02/28/17	3 month LIBOR	0.750	(151,180)	(137,634)
	EUR	6,090	(a)	04/28/21	2.512	6 month EURO	—	347,025
	NZD	1,440	(a)	12/19/22	3 month NZDOR	4.000	(21,052)	(7,092)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc. (continued)	EUR	2,370	(a)	04/28/29	6 month EURO	2.906%	$—	$(179,660)
Royal Bank of Canada	AUD	2,080	(a)	12/19/22	6 month AUDOR	4.000	(6,684)	(42,496)
UBS AG (London)	CHF	5,400		01/06/17	2.105%	6 month CHFOR	—	546,465
TOTAL							$(938,454)	$(543,169)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$16,650	(1.000)%	06/20/14	0.322%	$(105,218)	$(95,726)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	28,700	(1.000)	06/20/14	0.322	(169,039)	(177,334)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	5,400	1.000	06/20/16	0.722	5,732	50,864
Citibank NA	CDX North America Investment Grade Index 18	1,100	1.000	06/20/17	0.904	8,432	(3,249)
Credit Suisse First Boston Corp.	CDX North America Investment Grade Index 19	26,200	1.000	12/20/17	0.993	5,493	12,340
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 18	14,900	1.000	06/20/17	0.904	111,647	(41,433)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	24,050	1.000	06/20/16	0.722	24,405	227,657
TOTAL						$(118,548)	$(26,881)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Barclays Bank PLC	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.600% versus the 3 month LIBOR maturing on July 23, 2024	$49,000	07/21/14	1.600%	$(705,762)	$(1,073,100)

For the six months ended September 30, 2012, the Fund had the following written options activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$1,720	$15,394
Contracts Written	58,541	1,104,716
Contracts Expired	(11,261)	(47,010)
Contracts Outstanding September 30, 2012	$49,000	$1,073,100

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 22.8%
	Banks – 4.2%
	Abbey National Treasury Services PLC(a)
GBP	1,800,000	2.300%	02/16/15	$2,944,402
	ANZ Capital Trust II(b)(c)
	$6,600,000	5.360	12/15/49	6,715,500
	Bank of America Corp.
	8,950,000	6.000	09/01/17	10,309,808
	Bank of Scotland PLC(b)
	5,700,000	5.250	02/21/17	6,471,660
	BNP Paribas Capital Trust VI(a)
EUR	7,350,000	5.868	01/29/49	9,168,374
	BNP Paribas SA(a)(c)
	1,850,000	4.730	04/29/49	2,020,741
	Capital One Capital III(c)
	$2,000,000	7.686	08/15/36	2,020,000
	HSBC Capital Funding LP(a)(c)
EUR	4,975,000	5.369	03/24/49	6,153,380
	National City Preferred Capital Trust I(a)(c)
	$5,000,000	12.000	12/10/49	5,108,800
	Northern Rock Asset Management PLC(b)
	3,800,000	5.625	06/22/17	4,270,060
	Regions Bank
	4,975,000	7.500	05/15/18	5,845,625
	Santander Holdings USA, Inc.(c)
	4,225,000	3.000	09/24/15	4,243,731
	Sparebank 1 Boligkreditt AS(b)
	8,700,000	2.300	06/30/17	9,080,190
	Stadshypotek AB(b)
	8,100,000	1.875	10/02/19	8,097,570
	UBS AG
	1,675,000	7.625	08/17/22	1,728,417
	US Bank NA(a)(c)
EUR	3,150,000	0.817	02/28/17	4,007,427
	Westpac Capital Trust III(a)(b)(c)
	$2,585,000	5.819	09/30/49	2,570,214

				90,755,899

	Brokerage(c) – 0.8%
	Morgan Stanley, Inc.
	17,125,000	5.500	07/28/21	18,570,316

	Chemicals(c) – 0.8%
	LyondellBasell Industries NV
	5,900,000	5.750	04/15/24	6,725,061
	Rockwood Specialties Group, Inc.
	10,625,000	4.625	10/15/20	10,771,094

				17,496,155

	Consumer Cyclical Services(c) – 0.5%
	Equinix, Inc.
	7,525,000	7.000	07/15/21	8,428,000
	Lender Process Services, Inc.
	3,000,000	5.750	04/15/23	3,000,000

				11,428,000

	Electric(c) – 0.6%
	CMS Energy Corp.
	4,760,000	5.050	03/15/22	5,259,800

	Principal Amount	Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Electric – (continued)
	NV Energy, Inc.
	$4,765,000	6.250%	11/15/20	$5,527,400
	Puget Sound Energy, Inc.(a)
	2,000,000	6.974	06/01/67	2,140,000

				12,927,200

	Energy(c) – 2.5%
	BG Energy Capital PLC(a)
	7,816,000	6.500	11/30/72	8,362,078
	Newfield Exploration Co.
	2,050,000	6.875	02/01/20	2,234,500
	Nexen, Inc.
	1,225,000	5.875	03/10/35	1,449,590
	5,581,000	6.400	05/15/37	7,088,331
	SandRidge Energy, Inc.
	7,000,000	7.500	03/15/21	7,210,000
	4,500,000	7.500 (b)	02/15/23	4,635,000
	Transocean, Inc.
	8,550,000	6.500	11/15/20	10,190,820
	5,450,000	3.800	10/15/22	5,500,632
	Trinidad Drilling Ltd.(b)
	4,775,000	7.875	01/15/19	5,158,791
	Whiting Petroleum Corp.
	2,100,000	7.000	02/01/14	2,241,750

				54,071,492

	Energy – Exploration & Production(c) – 2.3%
	Concho Resources, Inc.
	2,550,000	8.625	10/01/17	2,805,000
	400,000	6.500	01/15/22	440,000
	3,700,000	5.500	04/01/23	3,866,500
	Continental Resources, Inc.(b)
	8,300,000	5.000	09/15/22	8,632,000
	Kodiak Oil & Gas Corp.(b)
	7,285,000	8.125	12/01/19	7,722,100
	Laredo Petroleum, Inc.
	3,754,000	9.500	02/15/19	4,251,405
	5,986,000	7.375	05/01/22	6,464,880
	MEG Energy Corp.(b)
	4,975,000	6.500	03/15/21	5,323,250
	9,075,000	6.375	01/30/23	9,687,562

				49,192,697

	Environmental(c) – 0.1%
	Casella Waste Systems, Inc.
	2,100,000	11.000	07/15/14	2,215,500

	Gaming(b)(c) – 0.6%
	MGM Resorts International
	13,125,000	6.750	10/01/20	13,059,375

	Health Care – Services(c) – 0.7%
	American Renal Associates Holdings Inc.(d)
	599,121	9.750	03/01/16	632,822
	Fresenius Medical Care US Finance, Inc.(b)
	7,950,000	5.750	02/15/21	8,466,750

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Services – (continued)
	HCA, Inc.
	$4,700,000	6.500%		02/15/20	$5,217,000

					14,316,572

	Lodging(b)(c) – 0.2%
	Host Hotels & Resorts LP
	4,300,000	5.250		03/15/22	4,633,250

	Media – Cable(c) – 1.5%
	CCO Holdings LLC/CCO Holdings Capital Corp.
	6,325,000	7.000		01/15/19	6,870,531
	4,225,000	5.250		09/30/22	4,235,563
	DISH DBS Corp.
	5,600,000	6.625		10/01/14	6,062,000
	UPC Holding BV(b)
EUR	11,300,000	6.375		09/15/22	13,976,522
	Virgin Media Finance PLC
	$2,100,000	9.500		08/15/16	2,320,500

					33,465,116

	Metals & Mining(b)(c) – 0.3%
	Calcipar SA
	6,167,000	6.875		05/01/18	6,102,875

	Noncaptive – Financial(c) – 0.4%
	CCL Finance Ltd.
	1,400,000	9.500		08/15/14	1,574,885
	CIT Group, Inc.(b)
	2,700,000	5.250		04/01/14	2,808,000
	GEO Maquinaria
	3,630,625	9.625	(b)	05/02/21	3,337,622
	716,313	9.625		05/02/21	659,189

					8,379,696

	Packaging(c) – 0.7%
	Reynolds Group Holding Ltd.
	1,500,000	9.875		08/15/19	1,590,000
	13,725,000	5.750	(b)	10/15/20	13,690,687

					15,280,687

	Paper(b)(c) – 0.2%
	Sappi Papier Holding GmbH
	4,200,000	7.750		07/15/17	4,483,500

	Pharmaceuticals(b)(c) – 1.1%
	Valeant Pharmaceuticals International
	23,750,000	6.375		10/15/20	24,225,000

	Pipelines(c) – 1.4%
	Carrizo Oil & Gas, Inc.(e)
	117,000	4.375		06/01/13	118,343
	Enterprise Products Operating LLC(a)
	3,875,000	8.375		08/01/66	4,359,375
	3,175,000	7.034		01/15/68	3,563,938
	Regency Energy Partners LP
	1,105,000	9.375		06/01/16	1,205,831
	5,000,000	6.500		07/15/21	5,350,000
	8,750,000	5.500		04/15/23	8,815,625

	Principal Amount	Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Southern Union Co.(a)
	$8,775,000	3.462%		11/01/66	$7,020,000

					30,433,112

	Property/Casualty Insurance(a)(b)(c) – 0.1%
	Mitsui Sumitomo Insurance Co. Ltd.
	2,650,000	7.000		03/15/72	2,921,938

	Real Estate Investment Trust(c) – 0.3%
	CB Richard Ellis Services, Inc.
	520,000	11.625		06/15/17	582,400
	Entertainment Properties Trust
	5,500,000	5.750		08/15/22	5,668,676

					6,251,076

	Retailers(c) – 0.3%
	Burlington Coat Factory Warehouse Corp.
	6,825,000	10.000		02/15/19	7,490,438

	Services Cyclical – Rental Equipment(c) – 0.2%
	UR Financing Escrow Corp.
	3,480,000	10.875		06/15/16	3,862,800

	Wireless Telecommunications – 1.6%
	Intelsat Luxembourg SA(c)(d)
	3,850,000	11.500		02/04/17	4,081,000
	Nextel Communications, Inc.(c)
	5,545,000	5.950		03/15/14	5,551,931
	Sprint Nextel Corp.
	5,500,000	9.000	(b)	11/15/18	6,586,250
	14,100,000	7.000		08/15/20	14,664,000
	2,750,000	11.500		11/15/21	3,437,500

					34,320,681

	Wirelines Telecommunications(c) – 1.4%
	Frontier Communications Corp.
	16,000,000	8.250		04/15/17	18,160,000
	Level 3 Financing, Inc.
	11,100,000	9.375		04/01/19	12,321,000

					30,481,000

	TOTAL CORPORATE OBLIGATIONS
	(Cost $487,956,232)				$496,364,375

	Mortgage-Backed Obligations – 56.5%
	Adjustable Rate Non-Agency(a) – 9.2%
	American Home Mortgage Assets Series 2007-2, Class A1
	$2,394,932	0.342%		03/25/47	$1,532,385
	Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
	1,341,488	0.437		08/25/36	750,844
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	5,838,866	0.417		09/25/47	4,063,582
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	7,281,140	0.387		11/25/36	4,465,608
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	956,512	0.477		12/25/35	736,562

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency – (continued)
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
$3,075,283	1.628%	01/25/36	$2,395,826
Countrywide Alternative Loan Trust Series 2005-81, Class A1
11,054,640	0.497	02/25/37	6,854,081
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
2,013,343	0.717	05/25/35	1,496,226
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
2,460,970	1.528	11/25/47	1,523,567
Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
15,077,106	0.347	03/25/47	7,853,498
Harborview Mortgage Loan Trust Series 2005-09, Class 2A1A
1,421,143	0.559	06/20/35	1,247,414
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
1,539,688	2.626	08/25/35	1,147,878
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
7,904,440	4.960	11/25/35	6,164,515
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
6,185,719	0.437	04/25/46	3,811,275
Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
10,895,985	0.397	02/25/37	5,901,830
Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
9,950,762	0.397	07/25/37	7,387,684
Lehman XS Trust Series 2006-GP1, Class A2A
4,969,218	0.387	05/25/46	4,577,203
Lehman XS Trust Series 2007-15N, Class 4A1
13,063,064	1.117	08/25/47	8,095,591
Lehman XS Trust Series 2007-16N, Class 2A2
635,694	1.067	09/25/47	445,070
Lehman XS Trust Series 2007-7N, Class 1A1A
29,217,102	0.437	06/25/47	19,556,046
Luminent Mortgage Trust Series 2006-7, Class 2A1
13,564,872	0.387	12/25/36	8,309,710
Luminent Mortgage Trust Series 2007-2, Class 2A1
3,058,448	0.447	05/25/37	1,529,963
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
6,825,602	0.367	03/25/47	4,924,606
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
2,352,057	0.417	05/25/47	1,397,311
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
8,193,982	1.148	01/25/46	4,786,999
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
13,679,950	4.037	11/25/37	6,185,075
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
20,285,147	0.377	03/25/47	13,786,248
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
9,735,619	3.233	09/25/35	8,027,792
Structured Adjustable Rate Mortgage Loan Trust Series 2006-04, Class 5A1
8,898,177	5.348	05/25/36	7,111,748
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
2,114,710	1.608	03/25/46	1,333,635

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency – (continued)
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
$711,698	0.407%	07/25/46	$364,614
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
767,164	0.427	08/25/36	462,530
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
6,193,896	0.417	10/25/36	3,771,043
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
2,304,573	1.067	05/25/47	1,386,032
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
4,429,494	1.118	06/25/46	1,997,550
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
3,143,808	0.537	08/25/45	2,825,343
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR12, Class 1A6
8,175,000	2.488	10/25/35	7,291,547
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
824,784	0.487	12/25/45	727,494
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
761,326	0.447	04/25/45	682,264
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
531,056	0.487	07/25/45	478,210
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,897,504	0.507	07/25/45	1,750,206
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
1,952,515	0.537	07/25/45	1,750,713
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
5,404,607	1.068	09/25/46	3,298,406
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
6,377,589	0.988	11/25/46	4,823,981
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR17, Class 1A
11,746,560	0.968	12/25/46	8,118,145
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
2,251,741	1.138	06/25/46	1,124,284
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
12,108,255	0.848	01/25/47	5,599,953
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
8,143,157	0.918	05/25/47	6,298,855

			200,150,942

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – 10.0%
	Inverse Floaters(a) – 0.3%
	FNMA Series 2007-32, Class S
	$22,742,714	6.554%	04/25/37	$4,130,996
	FNMA Series 2007-47, Class BS
	16,014,191	6.574	05/25/37	3,040,694

				7,171,690

	Regular Floater(a) – 4.6%
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
	2,309,493	1.017	12/25/35	1,510,591
	FHLMC REMIC Series 3371, Class FA
	2,098,197	0.821	09/15/37	2,117,883
	FHLMC REMIC Series 3545, Class FA
	5,277,232	1.071	06/15/39	5,355,729
	FHLMC Series 3084 Class FN
	5,643,841	0.721	12/15/34	5,687,399
	FHLMC Series 3231 Class FB
	2,761,949	0.571	10/15/36	2,770,668
	FHLMC Series 3314 Class FC
	2,447,755	0.621	12/15/36	2,457,637
	FHLMC Series 3827 Class KF
	1,860,971	0.591	03/15/41	1,868,392
	FHLMC Series 3830 Class FD
	1,848,552	0.581	03/15/41	1,855,421
	FNMA REMIC Series 2010-126, Class LS
	15,599,918	4.770	11/25/40	967,195
	FNMA Series 2005-102, Class DF
	7,962,792	0.517	11/25/35	7,973,055
	FNMA Series 2006-45, Class TF
	3,671,972	0.617	06/25/36	3,688,254
	FNMA Series 2006-76, Class QF
	3,663,525	0.617	08/25/36	3,680,094
	FNMA Series 2006-79, Class PF
	4,714,911	0.617	08/25/36	4,737,612
	FNMA Series 2007-75, Class VF
	1,206,306	0.667	08/25/37	1,213,380
	FNMA Series 2007-91, Class FB
	3,820,736	0.817	10/25/37	3,862,184
	FNMA Series 2009-84, Class WF
	2,093,903	1.317	10/25/39	2,141,346
	FNMA Series 2010-89, Class CF
	10,292,646	0.667	02/25/38	10,361,682
	FNMA Series 2011-59, Class FW
	6,006,018	0.577	07/25/41	6,034,963
	FNMA Series 2011-86, Class DF
	2,580,554	0.717	09/25/41	2,599,078
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	3,244,772	1.263	07/20/43	5,134,863
	Granite Mortgages PLC Series 2003-3, Class 2A
EUR	237,310	0.844	01/20/44	300,686
	Granite Mortgages PLC Series 2004-2, Class 3A
GBP	3,420,649	0.951	06/20/44	5,413,188

	Mortgage-Backed Obligations – (continued)
	Regular Floater – (continued)
	Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	89,113	0.524%	09/20/44	$112,911
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	3,437,066	0.991	09/20/44	5,439,168
	Lanark Master Issuer PLC Series 2012-2A, Class 1A(b)
	$7,000,000	1.834	12/22/54	7,149,125
	Permanent Master Issuer PLC Series 2011-2X, Class 1A2
	6,200,000	2.005	07/15/42	6,343,840

				100,776,344

	Sequential Fixed Rate – 4.8%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	4,009,875	7.000	10/25/37	2,402,335
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	3,438,417	6.000	04/25/37	2,762,892
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	503,026	5.500	05/25/22	503,464
	Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	2,383,178	6.000	01/25/37	1,849,671
	Citimortgage Alternative Loan Trust Series 2007-A4, Class 1A5
	8,612,095	5.750	04/25/37	6,578,331
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	4,957,524	6.000	02/25/36	3,721,068
	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	959,336	6.000	08/25/37	769,397
	FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
	7,000,000	2.699	05/25/18	7,556,668
	FNMA REMIC Series 2012-108, Class TE
	2,200,000	3.500	10/25/42	2,324,560
	JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(b)
	15,648,031	6.000	11/25/36	11,512,628
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	2,639,538	5.000	08/25/35	2,620,038
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
	7,901,074	5.250	02/25/21	7,473,081
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	9,859,272	5.750	02/25/36	8,849,251
	Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	8,904,838	6.500	09/25/36	6,328,262
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	1,293,873	5.500	02/25/36	911,864
	Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	6,811,011	6.000	04/25/36	4,662,123
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	2,216,374	6.000	06/25/36	1,512,620
	Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,327,715	6.000	06/25/36	960,486
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A1
	5,221,389	6.000	08/25/36	3,722,613
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	4,053,438	6.000	08/25/36	2,889,918
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	4,012,814	6.500	07/25/36	2,928,609

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
$2,995,358	6.000%	08/25/36	$2,386,943
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
12,358,368	6.000	10/25/37	10,593,747
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
6,600,888	6.250	07/25/37	5,310,121
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
3,468,460	6.000	08/25/37	3,357,317

			104,488,007

Sequential Floating Rate(a) – 0.2%
Banc of America Funding Corp. Series 2007-2, Class 2A1
302,388	5.562	03/25/37	305,478
Chaseflex Trust Series 2007-3, Class 1A2
5,292,540	0.677	07/25/37	2,566,441
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,581,534	0.317	12/25/36	844,035

			3,715,954

Support – 0.1%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
1,169,041	5.500	04/25/36	921,819

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$217,073,814

Commercial Mortgage-Backed Securities – 1.2%
Sequential Fixed Rate – 0.3%
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AM
$1,600,000	5.347%	12/10/46	$1,696,603
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
1,700,000	4.063	12/10/44	1,815,196
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45	2,675,018

			6,186,817

Sequential Floating Rate(a) – 0.9%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
1,375,000	4.934	12/10/44	1,520,894
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
775,000	5.825	12/10/44	823,140
FREMF Mortgage Trust Series 2012-K17, Class B(b)
1,550,000	4.499	12/25/44	1,634,502
FREMF Mortgage Trust Series 2012-K706, Class B(b)
2,200,000	4.162	11/25/44	2,318,860
FREMF Mortgage Trust Series 2012-K706, Class C(b)
1,350,000	4.162	11/25/44	1,297,171
FREMF Mortgage Trust Series 2012-K707, Class C(b)
2,350,000	4.018	01/25/47	2,237,358

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
FREMF Mortgage Trust Series 2012-K710, Class B(b)
$5,700,000	3.949%	06/25/47	$5,919,223
FREMF Mortgage Trust Series 2012-K710, Class C(b)
1,600,000	3.949	06/25/47	1,505,622
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,557,085
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,146,951

			19,960,806

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$26,147,623

Federal Agencies – 36.1%
Adjustable Rate FHLMC(a) – 1.4%
$10,452,975	5.929%	10/15/39	$1,893,480
30,030,813	0.621	07/15/39	30,142,552

			32,036,032

Adjustable Rate FNMA(a) – 1.8%
3,403,318	2.925	05/01/33	3,649,409
1,369,633	2.338	10/01/34	1,453,355
3,060,244	2.291	01/01/35	3,252,187
2,470,026	2.586	09/01/35	2,656,051
1,297,316	2.458	10/01/36	1,384,393
13,516,870	6.284	08/25/37	2,688,723
20,140,307	0.657	06/25/41	20,133,085
20,140,307	6.344	06/25/41	3,461,720

			38,678,923

FNMA – 32.9%
6,925,517	3.104	01/01/18	7,542,427
7,726,501	3.462	01/01/18	8,513,046
4,400,000	3.660	01/01/18	4,954,032
1,018,371	5.000	01/01/18	1,104,300
5,283,346	5.000	02/01/18	5,729,150
5,464,266	3.750	03/01/18	6,136,870
3,383,757	5.000	03/01/18	3,669,276
4,906,742	5.000	04/01/18	5,320,769
3,550,000	3.840	05/01/18	3,982,675
426,027	5.000	05/01/18	461,975
413,841	5.000	06/01/18	448,760
9,983	5.500	01/01/19	10,849
140,915	5.500	02/01/19	153,090
148,952	5.500	03/01/19	161,881
104,363	5.500	04/01/19	113,423
67,582	5.500	05/01/19	73,447
278,603	5.500	06/01/19	302,785
890,519	5.500	07/01/19	967,772
808,634	5.500	08/01/19	878,753
758,835	5.500	09/01/19	824,603
216,221	5.500	10/01/19	234,976
232,504	5.500	11/01/19	252,684
351,219	5.500	12/01/19	381,704
28,050	5.500	01/01/20	30,485

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$17,035	5.500%	06/01/20		$18,489
4,281,653	5.500	07/01/20		4,691,351
2,149,547	3.416	10/01/20		2,386,502
1,564,440	3.632	12/01/20		1,739,972
5,995,031	4.375	06/01/21		6,982,893
11,618,067	5.500	05/01/25		12,609,570
15,753,572	4.000	08/01/26		16,854,916
18,456,023	4.000	09/01/26		19,711,898
14,120	4.500	09/01/29		15,257
805,234	5.000	10/01/29		876,887
4,799,256	4.000	10/01/31		5,194,053
35,392	4.000	02/01/35		38,108
21,000,001	5.000	07/01/35		22,912,779
529,836	5.000	09/01/35		576,945
32,893	5.000	01/01/36		35,817
528,258	5.000	04/01/36		574,633
144,255	5.000	02/01/37		156,803
7,996	5.000	03/01/37		8,691
10,017	5.000	05/01/37		10,889
149,984	5.000	01/01/38		162,990
35,324	5.000	05/01/38		38,387
3,284,362	5.000	01/01/39		3,569,183
432,724	5.000	03/01/39		470,364
64,000,003	5.000	07/01/39		69,550,114
64,570	4.000	08/01/39		69,414
28,098	4.000	09/01/39		30,205
16,212	4.500	09/01/39		17,506
236,000	4.500	12/01/39		254,835
52,655	4.000	01/01/40		56,657
903,872	4.500	02/01/40		978,042
1,720,273	4.500	05/01/40		1,861,435
45,335	4.000	08/01/40		48,781
10,513,163	4.500	08/01/40		11,375,850
6,137,492	4.500	09/01/40		6,641,121
165,988	4.000	10/01/40		178,604
83,285	4.500	10/01/40		90,119
1,006,284	4.000	11/01/40		1,082,767
13,991,670	4.500	11/01/40		15,142,436
286,683	4.000	12/01/40		308,471
2,278,394	4.500	12/01/40		2,465,354
170,207	4.000	01/01/41		183,143
67,277	4.500	01/01/41		72,798
201,851	4.000	02/01/41		217,343
77,496	4.500	02/01/41		83,855
490,751	4.000	03/01/41		528,413
2,519,880	4.500	03/01/41		2,731,890
874,639	4.500	04/01/41		948,227
66,431	4.000	05/01/41		71,530
6,200,604	4.500	05/01/41		6,722,292
67,778	4.500	06/01/41		73,481
38,918	5.000	07/01/41		42,762
359,959	4.000	08/01/41		387,584
8,914,908	4.500	08/01/41		9,733,389
189,617	4.000	09/01/41		204,169
442,169	4.000	10/01/41		476,103
1,755,899	4.500	10/01/41		1,903,632

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,000,199	5.000%	10/01/41		$2,174,184
35,955	4.000	11/01/41		38,714
252,526	4.000	01/01/42		273,566
108,246	4.000	02/01/42		117,264
35,000,000	3.000	TBA - 30yr	(f)	36,944,141
219,000,000	5.000	TBA - 30yr	(f)	238,797,378
137,000,000	6.000	TBA - 30yr	(f)	151,288,675

				716,053,353

TOTAL FEDERAL AGENCIES				$786,768,308

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,210,175,672)				$1,230,140,687

Asset-Backed Securities – 11.4%
Collateralized Loan Obligations – 9.1%
Atrium CDO Corp. Series 4A Class A1A(a)(b)
$6,492,469	0.658%	06/08/19		$6,394,764
Atrium CDO Corp. Series 4A Class A2(a)(b)
4,395,943	0.658	06/08/19		4,329,788
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)(b)
3,055,445	0.649	06/20/17		3,018,761
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)(b)
1,126,991	0.629	06/20/17		1,112,652
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(b)
6,250,000	0.697	04/29/19		5,950,387
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(g)
7,150,000	0.000	11/21/22		6,827,133
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(b)
21,727,424	0.720	11/01/17		21,142,196
Greywolf CLO Ltd. Series 2007-1A, Class A(a)(b)
9,327,400	0.679	02/18/21		8,913,730
Jasper CLO Ltd. Series 2005-1A, Class A(a)(b)
32,038,455	0.715	08/01/17		30,861,427
KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)(b)
24,300,091	0.707	08/25/18		23,818,561
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(b)
13,712,725	0.785	05/15/21		13,182,303
KKR Financial CLO Ltd. Series 2007-AA, Class A(a)(b)
966,552	1.205	10/15/17		959,715
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(b)
46,313,728	0.695	11/01/17		44,450,619
Mountain View Funding CLO Series 2007-3A, Class A1(a)(b)
2,725,691	0.670	04/16/21		2,634,915
Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
24,423,349	0.670	08/01/22		23,301,413

				196,898,364

Home Equity – 1.4%
AH Mortgage Advance Trust Series SART-1, Class A1R(b)
6,000,000	2.230	05/10/43		6,000,758
AH Mortgage Advance Trust Series SART-2, Class A1(b)
4,700,000	3.270	09/15/43		4,710,461

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$35,014	1.217%	10/25/37	$34,997
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,030,000	1.467	10/25/37	1,006,833
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,040,000	1.667	10/25/37	1,242,503
	Countrywide Asset-Backed Certificates Series 2006-ABC1, Class A2(a)
	7,687,814	0.377	05/25/36	4,301,220
	Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(a)
	20,000,000	0.437	08/25/37	4,601,814
	First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(a)
	4,468,655	0.327	12/25/37	2,642,826
	Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(a)
	11,762,000	0.467	10/25/36	5,591,694

				30,133,106

	Student Loan(a) – 0.9%
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	2,000,000	0.657	05/25/36	1,732,955
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	6,068,991	0.557	05/25/25	5,869,123
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.310	07/01/24	10,023,511
	SLM Student Loan Trust Series 2011-2, Class A2
	2,075,000	1.417	10/25/34	2,020,273
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	691,058	0.551	03/01/25	686,400

				20,332,262

	TOTAL ASSET-BACKED SECURITIES
	(Cost $238,312,385)			$247,363,732

	Foreign Debt Obligations – 9.1%
	Sovereign – 9.1%
	Hellenic Republic Government Bond(h)
EUR	1,078,000	2.000%	02/24/23	$366,129
	1,088,000	2.000	02/24/24	329,193
	1,068,000	2.000	02/24/25	311,291
	1,088,000	2.000	02/24/26	300,290
	1,088,000	2.000	02/24/27	288,312
	1,088,000	2.000	02/24/28	273,402
	1,608,000	2.000	02/24/29	387,228
	1,718,000	2.000	02/24/30	415,102
	1,598,000	2.000	02/24/31	394,068
	2,008,000	2.000	02/24/32	484,957
	1,088,000	2.000	02/24/33	244,497
	3,938,000	2.000	02/24/34	872,604
	5,228,000	2.000	02/24/35	1,129,464
	3,258,000	2.000	02/24/36	692,873
	3,018,000	2.000	02/24/37	674,821

	Principal Amount	Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Hellenic Republic Government Bond(h) – (continued)
EUR	6,958,000	2.000%	02/24/38	$1,554,861
	5,588,000	2.000	02/24/39	1,156,338
	7,928,000	2.000	02/24/40	1,737,308
	5,058,000	2.000	02/24/41	1,036,612
	1,878,000	2.000	02/24/42	384,645
	Mexico Cetes(g)
MXN	468,824,300	0.000	10/18/12	36,353,237
	Republic of Argentina(a)
EUR	104,947,000	0.000	12/15/35	16,183,454
	$4,360,000	0.000	12/15/35	573,340
	Republic of Ivory Coast
	51,515,000	3.750	12/31/32	43,669,693
	Republic of Venezuela
	9,650,000	12.750	08/23/22	10,277,250
	1,370,000	9.000	05/07/23	1,205,600
	23,810,000	8.250	10/13/24	19,583,725
	900,000	9.250	05/07/28	792,000
	21,450,000	11.950	08/05/31	21,879,000
	United Kingdom Gilt Inflation Linked
GBP	6,320,000	2.500	07/26/16	35,019,363

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $175,130,680)			$198,570,657

	Structured Notes – 1.3%
	Notas do Tesouro Nacional (Issuer Credit Suisse Nassau)
BRL	5,168,272	6.000%	08/17/40	$3,242,122
	28,349,171	6.000	08/19/40	17,783,791
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	11,601,353	6.000	08/15/40	7,277,675

	TOTAL STRUCTURED NOTES
	(Cost $27,729,189)			$28,303,588

	U.S. Treasury Obligation(i) – 0.9%
	United States Treasury Note
	$20,300,000	0.500%	05/31/13	$20,342,833
	(Cost $20,337,354)

	Senior Term Loans(j) – 2.6%
	Airlines – 0.2%
	Delta Air Lines, Inc.
	$4,443,366	5.500%	04/20/17	$4,461,406

	Consumer Products – Household & Leisure – 0.3%
	BJ’s Wholesale Club, Inc.
	425,000	9.750	03/26/20	429,037
	6,500,000	5.750	09/26/19	6,524,375

				6,953,412

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans – (continued)
Energy – 0.2%
Chesapeake Energy Corp.
$3,000,000	8.500%	12/01/17	$3,007,650
Samson Investment Co.
1,275,000	6.000	09/13/18	1,281,910

			4,289,560

Health Care – 0.2%
Multiplan, Inc.
4,099,260	4.750	08/26/17	4,108,238

Metals – 0.1%
Novelis, Inc.
2,715,452	4.000	03/10/17	2,713,416

Services Cyclical – Business Services – 0.1%
ADS Waste Holdings, Inc.
2,500,000	5.250	09/11/19	2,510,950

Telecommunications – Internet & Data – 0.5%
Level 3 Financing, Inc.
10,000,000	5.750	09/03/18	9,997,900

Utilities – Distribution – 0.1%
Energy Transfer Equity LP
3,000,000	3.750	03/24/17	2,997,870

Utilities – Electric – 0.6%
Calpine Corp.
2,273,559	4.500	04/02/18	2,275,696
10,000,000	4.500	09/27/19	9,950,000

			12,225,696

Wireless Telecommunications – 0.3%
Intelsat Jackson Holdings SA
5,694,221	5.250	04/02/18	5,697,809

TOTAL SENIOR TERM LOANS
(Cost $54,854,648)			$55,956,257

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.6%
Interest Rate Swaptions
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 1.895%
$171,400,000	1.895%	02/28/13	$3,759,933
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 1.895%
171,400,000	1.895	02/28/13	2,712,405
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.060%
171,400,000	2.060	02/19/13	5,518,412

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.060%
$171,400,000	2.060%	02/19/13	$1,667,465

TOTAL OPTIONS PURCHASED – 0.6%
(Cost $15,306,020)			$13,658,215

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $2,229,802,180)			$2,290,700,344

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 16.8%
Certificates of Deposit – 1.0%
Dexia Credit Local
$21,200,000	1.700%	09/06/13	$21,211,375

Repurchase Agreement(k) – 15.8%
Joint Repurchase Agreement Account II
344,500,000	0.245	10/01/12	344,500,000

TOTAL SHORT-TERM INVESTMENTS – 16.8%
(Cost $365,700,000)			$365,711,375

TOTAL INVESTMENTS – 122.0%
(Cost $2,595,502,180)			$2,656,411,719

LIABILITIES IN EXCESS OF OTHER ASSETS – (22.0)%			(478,912,168)

NET ASSETS – 100.0%			$2,177,499,551

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2012.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $403,509,058, which represents approximately 18.5% of net assets as of September 30, 2012.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Securities with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2012.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $427,030,194, which represents approximately 19.6% of net assets as of September 30, 2012.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(i)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(j)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on pages 90-91.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
SART	—Servicer Advance Revolving Trust
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	USD/GBP	12/19/12	$9,275,258	$50,351
	USD/JPY	12/19/12	15,713,811	41,189
Barclays Bank PLC	CAD/USD	12/19/12	33,165,138	89,799
	JPY/USD	12/19/12	6,486,465	64,465
	MYR/USD	10/30/12	21,026,799	102,110
	PLN/EUR	12/19/12	5,290,043	15,878
	USD/GBP	12/19/12	3,303,136	7,087
	USD/TWD	10/18/12	10,613,327	4,673
	USD/ZAR	12/19/12	25,408,941	179,297
BNP Paribas SA	NZD/USD	12/19/12	2,993,260	9,849
Citibank NA	RUB/USD	10/22/12	5,387,049	8,049
	SGD/USD	12/19/12	15,780,089	25,089
	USD/AUD	12/19/12	102,955,467	1,103,640
	USD/EUR	12/19/12	10,459,186	36,786
	USD/JPY	12/19/12	78,807,138	412,018
Credit Suisse International (London)	MXN/USD	12/19/12	21,188,286	218,286
	RUB/USD	10/09/12	10,785,589	340,589
	USD/EUR	10/12/12	11,294,117	36,683
	USD/TRY	12/19/12	10,041,232	18,768
Deutsche Bank AG (London)	EUR/HUF	12/19/12	5,302,222	34,124
	HUF/PLN	12/19/12	5,382,839	2,542
	INR/USD	10/04/12	5,496,677	291,677
	INR/USD	10/10/12	19,711,858	1,121,284
	KRW/USD	10/05/12	15,989,579	253,579
	MYR/USD	10/19/12	23,585,129	16,195
	MYR/USD	10/30/12	2,587,968	1,266
	NZD/USD	12/19/12	13,139,042	504,568
	USD/AUD	12/19/12	25,999,231	212,344
	USD/EUR	10/12/12	15,849,771	276,863
	USD/EUR	12/19/12	10,414,170	210,106
	USD/MXN	12/19/12	5,356,575	22,425
HSBC Bank PLC	GBP/EUR	12/19/12	9,203,878	157,001
	HUF/EUR	12/19/12	5,332,487	85,953
	INR/USD	10/18/12	30,262,219	623,502
	KRW/USD	10/05/12	16,043,121	196,352
	MXN/JPY	12/19/12	3,981,331	19,951
	NOK/USD	12/19/12	18,510,689	46,689
	SEK/EUR	12/19/12	21,093,292	438,393
	USD/MXN	12/19/12	5,377,797	1,203
JPMorgan Securities, Inc.	EUR/USD	12/19/12	5,386,507	1,869
	HUF/EUR	12/19/12	5,332,487	78,554
	INR/USD	10/18/12	32,741,167	363,791
	TRY/USD	12/19/12	18,913,124	41,013
	USD/EUR	10/12/12	5,177,459	38,570
	USD/EUR	12/19/12	10,263,687	230,013
	USD/GBP	11/14/12	61,670,591	207,049

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley & Co.	USD/EUR	12/19/12	$10,668,833	$77,008
Royal Bank of Canada	USD/CAD	12/19/12	26,754,253	91,747
Royal Bank of Scotland PLC	INR/USD	10/10/12	44,063,867	2,283,147
	INR/USD	10/18/12	21,974,145	737,145
	INR/USD	11/06/12	26,929,510	170,921
	USD/TRY	12/19/12	8,149,064	38,936
Standard Chartered Bank	USD/EUR	12/19/12	32,150,550	151,252
State Street Bank	INR/USD	10/04/12	21,615,877	1,119,457
	MXN/USD	12/19/12	17,288,784	270,502
UBS AG (London)	BRL/USD	10/05/12	5,281,258	69,258
	BRL/USD	10/19/12	10,723,017	19,017
	JPY/USD	12/19/12	5,437,406	76,406
	RUB/USD	10/22/12	10,713,741	11,741
	USD/CHF	12/19/12	18,845,834	90,166
	USD/MXN	12/19/12	10,769,521	32,479
TOTAL				$13,480,664

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America N.A.	CZK/EUR	12/19/12	$5,386,507	$(15,409)
	EUR/HUF	12/19/12	39,477,398	(156,942)
	USD/CLP	10/04/12	10,607,223	(196,223)
Barclays Bank PLC	GBP/USD	12/19/12	3,303,136	(14,658)
	USD/GBP	12/19/12	10,518,050	(28,991)
	USD/NZD	12/19/12	2,049,804	(71,966)
	USD/PLN	12/19/12	10,855,316	(82,316)
	USD/TWD	10/18/12	10,783,628	(24,628)
	ZAR/USD	12/19/12	5,327,944	(59,056)
Citibank NA	AUD/USD	12/19/12	10,580,795	(61,574)
	DKK/EUR	12/19/12	7,553,614	(5,616)
	EUR/USD	12/19/12	20,994,257	(433,108)
	JPY/USD	12/19/12	5,434,075	(8,925)
	PHP/USD	10/15/12	10,580,035	(1,965)
	RUB/USD	10/17/12	58,885,371	(1,764)
	SGD/USD	12/19/12	10,615,499	(47,750)
	USD/AUD	12/19/12	10,725,018	(29,485)
	USD/BRL	10/11/12	24,781,194	(330,757)
	USD/INR	10/18/12	5,427,249	(48,249)
	USD/JPY	12/19/12	16,224,566	(180,476)
	USD/KRW	10/05/12	21,310,083	(420,083)
	USD/RUB	10/09/12	8,076,323	(151,865)
	USD/SGD	12/19/12	47,866,305	(747,305)
Credit Suisse International (London)	CLP/USD	10/04/12	10,607,223	(47,886)
	EUR/USD	12/19/12	10,558,222	(173,954)
	RUB/USD	10/17/12	35,194,902	(385,159)
	USD/CHF	12/19/12	19,981,158	(236,287)
	USD/CZK	12/19/12	37,234,226	(401,299)
	USD/JPY	12/19/12	10,766,319	(64,319)
	USD/TRY	12/19/12	21,549,532	(65,533)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London)	EUR/USD	10/12/12	$3,957,123	$(67,228)
	EUR/USD	12/19/12	56,679,587	(181,281)
	ILS/USD	12/19/12	20,950,787	(31,213)
	JPY/USD	12/19/12	15,997,610	(55,390)
	MYR/USD	10/19/12	21,146,067	(90,933)
	PHP/USD	10/15/12	5,340,886	(15,114)
	USD/AUD	12/19/12	20,969,980	(282,584)
	USD/GBP	12/19/12	10,518,050	(29,715)
	USD/INR	10/18/12	21,147,214	(494,214)
	USD/KRW	10/05/12	10,722,617	(269,617)
	USD/MXN	11/26/12	35,826,784	(148,762)
	USD/TWD	10/18/12	10,824,122	(51,122)
HSBC Bank PLC	EUR/HUF	12/19/12	5,389,827	(4,607)
	EUR/SEK	12/19/12	21,329,881	(149,129)
	PHP/USD	10/17/12	21,027,477	(209,523)
	USD/NOK	12/19/12	20,815,527	(121,144)
	USD/SEK	12/19/12	30,440,693	(296,550)
	USD/TWD	10/18/12	10,760,527	(35,527)
JPMorgan Securities, Inc.	BRL/USD	10/19/12	5,274,817	(8,104)
	EUR/USD	10/12/12	406,125	(1,360)
	TRY/USD	12/19/12	53,015,300	(75,700)
	USD/EUR	10/12/12	34,629,655	(810,870)
	USD/GBP	10/02/12	61,678,612	(1,450,928)
Royal Bank of Canada	AUD/USD	11/09/12	4,188,672	(9,795)
	BRL/USD	10/17/12	21,137,948	(26,052)
	MXN/USD	12/19/12	63,932,609	(702,876)
	USD/CAD	12/19/12	10,777,692	(4,692)
	USD/GBP	12/19/12	39,723,468	(95,197)
	USD/PLN	12/19/12	31,585,888	(965,246)
	ZAR/USD	12/19/12	10,617,495	(184,505)
Royal Bank of Scotland PLC	EUR/SEK	12/19/12	10,594,192	(93,848)
	USD/GBP	12/19/12	10,629,446	(190,778)
	USD/INR	10/04/12	27,112,555	(248,498)
	USD/INR	10/18/12	10,988,572	(286,572)
	USD/JPY	12/19/12	16,093,446	(40,446)
Standard Chartered Bank	EUR/CHF	12/19/12	31,655,545	(123,646)
	GBP/USD	12/19/12	21,313,784	(94,843)
State Street Bank	GBP/USD	12/19/12	15,807,361	(88,663)
	MXN/USD	12/19/12	47,466,519	(218,481)
	USD/GBP	12/19/12	6,606,272	(1,293)
UBS AG (London)	CHF/USD	12/19/12	8,453,202	(109,798)
	EUR/CHF	12/19/12	21,070,400	(51,706)
	EUR/SEK	12/19/12	21,293,659	(337,988)
	USD/AUD	12/19/12	4,718,142	(6,957)
	ZAR/USD	12/19/12	9,463,502	(79,197)
TOTAL				$(13,335,240)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA — 30yr	11/14/2012	$(47,000,000)	$(50,857,304)
FNMA	5.000	TBA — 30yr	10/11/2012	(53,000,000)	(57,819,688)
TOTAL (Proceeds Receivable: $108,619,453)					$(108,676,992)

FUTURES CONTRACTS — At September 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	1,008	September 2014	$250,777,800	$1,781,365
Eurodollars	(1,008)	September 2015	(250,059,600)	(2,885,549)
Italian Government Bond	(267)	December 2012	(36,163,613)	(1,546,356)
Japan 10 Year Government Bonds	(19)	December 2012	(35,105,202)	(68,267)
10 Year German Euro-Bund	238	December 2012	43,359,197	(32,439)
TOTAL				$(2,751,246)

SWAP CONTRACTS — At September 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	176,200		01/02/14	7.750%	1 month Brazilian Interbank Deposit Average	$—	$54,154
	AUD	5,070	(a)	12/19/22	6 month AUDOR	4.000%	(46,210)	(73,668)
	NZD	12,890	(a)	12/19/22	3 month NZDOR	4.000	(54,283)	(197,649)
		$30,400	(a)	07/23/24	2.150	3 month LIBOR	—	(291,156)
	CAD	48,600	(a)	09/14/25	3.040	6 month CDOR	—	1,177,325
		18,200	(a)	09/20/25	2.910	6 month CDOR	—	231,692
		28,000	(a)	09/14/35	6 month CDOR	3.108	—	(1,108,448)
		10,500	(a)	09/20/35	6 month CDOR	2.985	—	(222,446)
Barclays Bank PLC	BRL	55,790		01/02/14	7.780	1 month Brazilian Interbank Deposit Average	—	25,362
	EUR	156,120	(a)	05/02/16	6 month EURO	1.585	—	(2,840,566)
	GBP	6,440	(a)	12/19/17	6 month BP	1.500	14,089	(235,600)
	EUR	26,030	(a)	12/19/17	6 month EURO	1.500	(20,286)	(780,931)
	JPY	6,000,200	(a)	12/19/19	6 month JYOR	0.750	(778,887)	(497,870)
	EUR	167,190	(a)	05/02/21	2.477	6 month EURO	—	8,979,700
	GBP	50	(a)	12/19/22	6 month BP	2.250	(1,800)	(468)
	NZD	4,220	(a)	12/19/22	3 month NZDOR	4.000	(10,315)	(72,164)
	SEK	79,830	(a)	12/19/22	2.250	3 month STIBOR	(48,799)	176,137
		$22,300	(a)	07/21/24	2.160	3 month LIBOR	—	(190,694)
	EUR	65,370	(a)	05/02/29	6 month EURO	2.883	—	(4,686,239)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA		$110,000	(a)	12/19/17	3 month LIBOR	1.250%	$(1,085,373)	$(1,153,402)
		110,000	(a)	12/19/17	1.250%	3 month LIBOR	1,688,500	550,275
	EUR	133,940	(a)	12/19/17	1.500	6 month EURO	2,958,335	1,164,410
		$29,800	(a)	12/19/19	3 month LIBOR	1.750	(432,112)	(552,382)
	CHF	1,100	(a)	12/19/22	6 month CHFOR	1.000	8,910	(13,470)
		$99,470	(a)	12/19/22	3 month LIBOR	2.000	(1,421,655)	(748,632)
		24,600	(a)	12/19/22	2.000	3 month LIBOR	339,013	197,723
	SEK	118,600	(a)	12/19/22	2.250	3 month STIBOR	(131,182)	320,362
		$33,700	(a)	12/19/32	3 month LIBOR	2.500	334,001	(580,667)
		11,100	(a)	12/19/42	2.500	3 month LIBOR	(483,684)	166,417
		16,700	(a)	12/19/42	3 month LIBOR	2.500	859,766	(382,438)
Credit Suisse First Boston Corp.	GBP	106,010	(a)	02/15/15	6 month BP	0.858	—	(485,343)
		10,300	(a)	12/19/15	6 month BP	1.250	9,601	(240,717)
		$143,900	(a)	12/19/17	1.250	3 month LIBOR	2,145,549	783,176
	GBP	24,510	(a)	02/15/18	1.281	6 month BP	—	343,492
		$72,180	(a)	02/18/18	1.151	3 month LIBOR	—	915,336
	EUR	23,575	(a)	12/19/19	1.750	6 month EURO	(32,507)	769,803
		$29,800	(a)	12/19/19	1.750	3 month LIBOR	664,927	319,566
	JPY	5,000,000	(a)	12/19/19	6 month JYOR	0.750	(536,828)	(527,100)
	AUD	8,830	(a)	12/19/22	6 month AUDOR	4.000	(30,928)	(177,853)
		$12,500	(a)	12/19/22	2.000	3 month LIBOR	189,600	83,131
	CAD	41,620	(a)	12/19/22	2.250	6 month CDOR	(129,537)	303,743
		$45,410	(a)	12/19/22	3 month LIBOR	2.000	(599,142)	(391,636)
	SEK	38,280	(a)	12/19/22	2.250	3 month STIBOR	(42,542)	103,603
	EUR	39,850	(a)	12/19/22	2.000	6 month EURO	512,378	426,134
	JPY	2,519,400	(a)	12/19/22	6 month JYOR	1.000	(297,551)	(306,688)
		$18,230	(a)	02/18/28	3 month LIBOR	2.411	—	(270,185)
Deutsche Bank Securities, Inc.	BRL	46,970		01/02/14	7.770	1 month Brazilian Interbank Deposit Average	—	18,945
		511,340		01/02/14	7.740	1 month Brazilian Interbank Deposit Average	—	130,844
		$5,100		02/28/15	3 month LIBOR	1.414	—	(129,858)
		24,500	(a)	10/02/18	1.775	3 month LIBOR	—	—
	NZD	7,220	(a)	12/19/22	3 month NZDOR	4.000	(41,920)	(99,192)
		$7,000	(a)	04/02/23	3 month LIBOR	1.820	—	—
		29,800	(a)	07/22/24	2.130	3 month LIBOR	—	(337,348)
		48,100	(a)	07/28/24	2.060	3 month LIBOR	—	(872,794)
JPMorgan Securities, Inc.	NZD	6,010	(a)	12/19/22	3 month NZDOR	4.000	(93,094)	(24,370)
		$68,500	(a)	12/19/27	3 month LIBOR	2.500	(2,245,940)	109,596
Morgan Stanley Capital Services, Inc.	EUR	39,390	(a)	04/25/16	6 month EURO	1.625	—	(764,359)
		73,400	(a)	04/28/16	6 month EURO	1.662	—	(1,487,647)
		$92,670	(a)	09/28/18	1.760	3 month LIBOR	—	(113,132)
	EUR	42,170	(a)	04/25/21	2.473	6 month EURO	—	2,274,589
		78,620	(a)	04/28/21	2.512	6 month EURO	—	4,479,980
	NZD	10,600	(a)	12/19/22	3 month NZDOR	4.000	(154,973)	(52,201)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc. (continued)		$26,900	(a)	03/28/23	3 month LIBOR	1.813%	$—	$88,930
	EUR	16,450	(a)	04/25/29	6 month EURO	2.858	—	(1,121,036)
		30,690	(a)	04/28/29	6 month EURO	2.906	—	(2,326,486)
Royal Bank of Canada	AUD	8,220	(a)	12/19/22	6 month AUDOR	4.000	(26,416)	(167,942)
	CAD	30,300	(a)	09/14/25	2.913%	6 month CDOR	—	401,670
		8,800	(a)	09/21/25	2.877	6 month CDOR	—	86,979
		17,600	(a)	09/14/35	6 month CDOR	2.990	—	(388,829)
		5,100	(a)	09/21/35	6 month CDOR	2.950	—	(81,542)
TOTAL							$978,705	$(312,074)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2012.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2012(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$9,650	(1.000)%	06/20/14	0.322%	$(60,982)	$(55,481)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	0.322	(135,060)	(108,729)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	54,000	(1.000)	06/20/14	0.322	(374,865)	(276,846)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	18,100	(1.000)	06/20/14	0.322	(106,608)	(111,838)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	31,800	1.000	06/20/16	0.722	33,758	299,530
	CDX North America High Yield Index 18	57,420	5.000	06/20/17	4.868	1,211,736	(819,317)
Citibank NA	CDX North America High Yield Index 18	57,915	5.000	06/20/17	4.868	(2,641,516)	3,037,317
JPMorgan Securities, Inc.	CDX North America High Yield Index 18	59,400	5.000	06/20/17	4.868	1,474,729	(1,068,779)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	25,625	1.000	06/20/16	0.722	26,003	242,566
TOTAL						$(572,805)	$1,138,423

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$21,730	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	$(717,261)	$11,211
Barclays Bank PLC	61,688	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	(927,803)	(1,076,551)
JPMorgan Securities, Inc.	30,729	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	(502,977)	133,109
TOTAL					$(2,148,041)	$(932,231)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2012, the fund had the following written swaptions:

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Barclays Bank PLC	Put – OTC –10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.650% versus the 3 month LIBOR maturing on July 21, 2024	$81,900	07/17/14	1.650%	$(1,295,003)	$(1,842,750)
Deutsche Bank Securities, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.620% versus the 3 month LIBOR maturing on July 22, 2024	109,200	07/18/14	1.620%	(1,638,000)	(2,457,000)
Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.640% versus the 3 month LIBOR maturing on July 23, 2024	110,300	07/21/14	1.640%	(1,715,617)	(2,459,690)
Deutsche Bank Securities, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on July 28, 2024	133,500	07/24/14	1.550%	(1,741,548)	(2,883,600)
TOTAL		$434,900			$(6,390,168)	$(9,643,040)

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS (continued)

For the six months ended September 30, 2012, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$ —
Contracts Written	466,900	9,774,601
Contracts Expired	(32,000)	(131,561)
Contracts Outstanding September 30, 2012	$434,900	$9,643,040

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

September 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Core Fixed Income	$27,300,000	$27,300,557	$27,947,427
Core Plus Fixed Income	39,200,000	39,200,800	40,129,639
Strategic Income	344,500,000	344,507,034	352,669,918

REPURCHASE AGREEMENTS — At September 30, 2012, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Core Fixed Income	Core Plus Fixed Income	Strategic Income
BNP Paribas Securities Co.	0.250%	$3,063,709	$4,399,171	$38,661,084
Credit Suisse Securities LLC	0.200	1,099,793	1,579,190	13,878,338
Deutsche Bank Securities, Inc.	0.250	5,147,030	7,390,608	64,950,622
JPMorgan Securities LLC	0.250	10,133,805	14,551,105	127,878,971
Wells Fargo Securities LLC	0.240	7,855,663	11,279,926	99,130,985
TOTAL		$27,300,000	$39,200,000	$344,500,000

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	08/01/22 to 09/01/42
Federal National Mortgage Association	2.500 to 8.500	06/01/14 to 07/01/51
Government National Mortgage Association	2.500 to 4.500	04/15/27 to 09/20/42
U.S. Treasury Notes	0.375 to 4.875	10/15/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)

Core Fixed Income Fund
Assets:
Investments, at value (cost $1,574,891,891, $334,498,893, $669,582,841 and $2,251,002,180)	$1,630,964,545
Repurchase agreement, at value which equals cost	27,300,000
Cash	8,991,183
Foreign currencies, at value (cost $164, $50,039, $583,565 and $549,476)	163
Receivables:
Investments sold on an extended settlement basis	543,732,149
Investments sold	18,676,130
Interest	8,817,990
Fund shares sold	4,197,834
Collateral on certain derivative contracts(a)	2,319,976
Unrealized gain on swap contracts	1,251,449
Unrealized gain on forward foreign currency exchange contracts	438,755
Futures-variation margin	60,898
Upfront payments made on swap contracts	54,080
Due from broker — upfront payment	44,620
Reimbursement from investment adviser	—
Total assets	2,246,849,772

Liabilities:
Payables:
Investments purchased on an extended settlement basis	657,049,192
Investments purchased	63,742,517
Forward sale contracts, at value (proceeds receivable $56,405,742, $9,770,781, $0 and $108,619,453)	56,407,030
Fund shares redeemed	19,509,370
Upfront payments received on swap contracts	2,061,949
Unrealized loss on swap contracts	2,039,141
Unrealized loss on forward foreign currency exchange contracts	758,363
Amounts owed to affiliates	591,118
Written option contracts, at value (premium received $667,450, $787,140, $1,073,100 and $9,643,040)	442,356
Income distribution	224,716
Collateral on certain derivative contracts	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	190,947
Total liabilities	803,016,699

Net Assets:
Paid-in capital	1,421,723,094
Undistributed (distributions in excess of) net investment income	7,304,691
Accumulated net realized gain (loss)	(41,418,784)
Net unrealized gain	56,224,072
NET ASSETS	$1,443,833,073
Net Assets:
Class A	$168,136,672
Class B	7,726,901
Class C	27,478,268
Institutional	1,227,917,558
Service	10,639,211
Class IR	1,220,587
Class R	713,876
Total Net Assets	$1,443,833,073
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,759,673
Class B	720,929
Class C	2,561,959
Institutional	114,632,446
Service	992,466
Class IR	114,338
Class R	66,824
Net asset value, offering and redemption price per share:(b)
Class A	$10.67
Class B	10.72
Class C	10.73
Institutional	10.71
Service	10.72
Class IR	10.68
Class R	10.68

(a)	Includes segregated cash of $441,985 for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds is $11.09, $11.23, $14.15 and $10.58, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund

$348,423,091	$709,541,517	$2,311,911,719
39,200,000	—	344,500,000
1,154,040	435,532	14,504,697
50,039	584,689	549,473

177,294,802	169,112,909	876,319,443
23,011,210	58,730,287	7,213,798
1,948,491	6,047,110	11,960,873
694,763	472,359	17,478,198
693,000	2,265,260	10,124,839
1,521,854	3,069,795	28,406,807
407,825	1,860,210	13,480,664
93,360	47,263	21,520
794,892	193,431	12,470,895
—	147,770	421,511
35,317	21,991	—
595,322,684	952,530,123	3,649,364,437

202,045,924	217,842,603	1,242,713,160
27,266,822	17,683,425	35,381,521
9,774,687	—	108,676,992
293,064	93,325,056	6,514,360
738,416	1,250,433	14,213,036
1,864,138	3,639,845	28,512,689
420,088	7,660,911	13,335,240
184,105	451,429	1,314,241
521,621	705,762	6,390,168
10,408	38	550,385
709,989	1,749,748	14,033,634
579,341	—	—
124,802	179,595	229,460
244,533,405	344,488,845	1,471,864,886

328,214,849	552,447,469	2,180,280,588
(589,243)	3,141,543	(2,133,052)
9,180,217	18,221,284	(61,854,779)
13,983,456	34,230,982	61,206,794
$350,789,279	$608,041,278	$2,177,499,551

$96,934,931	$162,756,549	$449,133,691
4,508,570	2,066,882	—
10,307,547	5,753,728	151,943,155
236,232,009	436,744,802	1,523,310,444
13,978	184,768	—
2,770,208	534,549	53,101,132
22,036	—	11,129
$350,789,279	$608,041,278	$2,177,499,551

8,965,444	11,946,761	44,112,779
417,377	152,277	—
954,094	425,146	14,917,608
21,860,912	32,107,680	149,606,478
1,293	13,602	—
257,008	39,291	5,216,422
2,039	—	1,094

$10.81	$13.62	$10.18
10.80	13.57	—
10.80	13.53	10.19
10.81	13.60	10.18
10.81	13.58	—
10.78	13.60	10.18
10.81	—	10.18

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

Core Fixed Income Fund
Investment income:
Interest	$19,093,531

Expenses:
Management fees	2,961,888
Distribution and Service fees(a)	411,970
Transfer Agent fees(a)	406,363
Custody and accounting fees	135,724
Registration fees	76,931
Professional fees	53,030
Printing and mailing costs	37,604
Service Share fees — Shareholder Administration Plan	13,536
Service Share fees — Service Plan	13,536
Trustee fees	9,207
Other	32,557
Total expenses	4,152,346
Less — expense reductions	(1,919)
Net expenses	4,150,427
NET INVESTMENT INCOME	14,943,104

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	10,344,072
Futures contracts	5,210,678
Written options	—
Swap contracts	(2,202,257)
Forward foreign currency exchange contracts	1,512,089
Foreign currency transactions	(484,337)
Net change in unrealized gain (loss) on:
Investments	38,685,946
Futures contracts	2,514,100
Written options	225,094
Swap contracts	(1,552,305)
Forward foreign currency exchange contracts	(260,454)
Foreign currency translation	(35,335)
Net realized and unrealized gain	53,957,291
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,900,395

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$229,096	$39,613	$142,183	$1,078	$119,130	$5,150	$18,484	$260,406	$2,166	$747	$280
Core Plus Fixed Income	116,340	23,701	51,113	54	60,496	3,081	6,645	48,387	3	1,790	14
Global Income	219,852	11,076	30,223	—	114,323	1,440	3,929	110,210	38	309	—
Strategic Income	763,176	—	731,618	39	396,852	—	95,110	238,187	—	32,395	10

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund

$4,865,731	$9,206,871	$41,191,247

793,705	2,391,548	5,690,017
191,208	261,151	1,494,833
120,416	230,249	762,554
105,543	223,434	228,035
48,976	48,002	58,214
59,348	55,333	94,045
24,188	34,983	105,685
17	239	—
17	239	—
7,835	8,684	9,875
11,382	18,636	39,012
1,362,635	3,272,498	8,482,270
(250,745)	(375,437)	(7,082)
1,111,890	2,897,061	8,475,188
3,753,841	6,309,810	32,716,059

5,373,490	12,971,360	16,101,485
2,338,123	2,550,790	(13,063,197)
—	46,468	126,169
(425,012)	(895,386)	3,288,728
601,113	5,129,066	10,388,024
(469,472)	(9,039,188)	(15,229,731)

7,313,192	20,682,623	69,554,592
522,156	462,331	(2,328,494)
265,519	364,813	3,252,872
(374,349)	(1,922,284)	(4,181,151)
(6,718)	(4,126,265)	1,736,716
(10,069)	(1,262,449)	(312,996)
15,127,973	24,961,879	69,333,017
$18,881,814	$31,271,689	$102,049,076

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$14,943,104	$36,927,671
Net realized gain (loss)	14,380,245	79,893,136
Net change in unrealized gain (loss)	39,577,046	13,135,423
Net increase in net assets resulting from operations	68,900,395	129,956,230

Distributions to shareholders:
From net investment income
Class A Shares	(1,793,338)	(5,808,782)
Class B Shares	(47,781)	(119,651)
Class C Shares	(170,905)	(340,638)
Institutional Shares	(14,958,703)	(31,823,657)
Service Shares	(97,082)	(128,844)
Class IR Shares	(12,642)	(17,548)
Class R Shares	(3,457)	(314)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(17,083,908)	(38,239,434)

From share transactions:
Proceeds from sales of shares	119,586,529	909,073,281
Reinvestment of distributions	15,877,858	35,547,192
Cost of shares redeemed	(359,677,447)	(1,200,947,645)
Net increase (decrease) in net assets resulting from share transactions	(224,213,060)	(256,327,172)
TOTAL INCREASE (DECREASE)	(172,396,573)	(164,610,376)

Net assets:
Beginning of period	1,616,229,646	1,780,840,022
End of period	$1,443,833,073	$1,616,229,646
Undistributed (distributions in excess) of net investment income	$7,304,691	$9,445,495

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012	For the Six Months Ended September 30, 2012 (Unaudited)	For the Fiscal Year Ended March 31, 2012

$3,753,841	$9,354,097	$6,309,810	$16,199,192	$32,716,059	$70,601,622
7,418,242	12,896,747	10,763,110	27,635,689	1,611,478	(42,729,379)
7,709,731	511,451	14,198,769	5,499,767	67,721,539	(8,938,689)
18,881,814	22,762,295	31,271,689	49,334,648	102,049,076	18,933,554

(1,035,687)	(2,560,826)	(1,362,671)	(3,599,380)	(10,861,691)	(29,474,854)
(35,100)	(107,885)	(9,070)	(28,367)	—	—
(75,640)	(205,726)	(24,900)	(74,877)	(2,097,464)	(3,448,017)
(3,101,292)	(6,590,804)	(5,251,827)	(12,458,786)	(23,722,933)	(37,374,979)
(141)	(324)	(1,363)	(2,713)	—	—
(34,158)	(72,396)	(4,458)	(5,402)	(965,120)	(1,759,055)
(211)	(640)	—	—	(271)	(855)

—	(1,998,604)	—	—	—	—
—	(118,759)	—	—	—	—
—	(233,636)	—	—	—	—
—	(4,604,249)	—	—	—	—
—	(268)	—	—	—	—
—	(54,366)	—	—	—	—
—	(413)	—	—	—	—
(4,282,229)	(16,548,896)	(6,654,289)	(16,169,525)	(37,647,479)	(72,057,760)

22,159,078	89,958,210	102,870,595	420,493,587	757,434,368	1,594,274,448
4,218,248	16,264,066	6,485,002	15,755,235	34,265,059	64,503,860
(32,605,841)	(79,264,128)	(308,028,156)	(372,244,977)	(599,564,652)	(1,418,035,742)
(6,228,515)	26,958,148	(198,672,559)	64,003,845	192,134,775	240,742,566
8,371,070	33,171,547	(174,055,159)	97,168,968	256,536,372	187,618,360

342,418,209	309,246,662	782,096,437	684,927,469	1,920,963,179	1,733,344,819
$350,789,279	$342,418,209	$608,041,278	$782,096,437	$2,177,499,551	$1,920,963,179
$(589,243)	$(60,855)	$3,141,543	$3,486,022	$(2,133,052)	$2,798,368

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$10.31	$0.09	$0.37	$0.46	$(0.10)	$—	$(0.10)
2012 - B	10.36	0.05	0.37	0.42	(0.06)	—	(0.06)
2012 - C	10.37	0.05	0.37	0.42	(0.06)	—	(0.06)
2012 - Institutional	10.36	0.11	0.36	0.47	(0.12)	—	(0.12)
2012 - Service	10.36	0.08	0.37	0.45	(0.09)	—	(0.09)
2012 - IR	10.32	0.10	0.38	0.48	(0.12)	—	(0.12)
2012 - R	10.33	0.07	0.37	0.44	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	9.79	0.19	0.53	0.72	(0.20)	—	(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)	—	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)	—	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)	—	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)	—	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)	—	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)	—	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)	—	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	(0.21)
2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	(0.30)
2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	(0.41)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.67	4.50%	$168,137	0.81	%(d)	0.81	%(d)	1.68	%(d)	426%
10.72	4.10	7,727	1.56	(d)	1.56	(d)	0.93	(d)	426
10.73	4.09	27,478	1.56	(d)	1.56	(d)	0.93	(d)	426
10.71	4.57	1,227,918	0.47	(d)	0.47	(d)	2.02	(d)	426
10.72	4.40	10,639	0.97	(d)	0.97	(d)	1.52	(d)	426
10.68	4.63	1,221	0.56	(d)	0.56	(d)	1.92	(d)	426
10.68	4.28	714	1.06	(d)	1.06	(d)	1.38	(d)	426

10.31	7.37	204,327	0.81		0.81		1.90		687
10.36	6.55	8,065	1.56		1.56		1.14		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687
9.79	5.24	694,255	0.81		0.81		2.13		554
9.84	4.55	11,234	1.56		1.56		1.39		554
9.84	4.44	27,993	1.56		1.56		1.38		554
9.83	5.58	1,041,837	0.47		0.47		2.45		554
9.84	5.17	3,966	0.97		0.97		1.98		554
9.79	5.39	1,538	0.56		0.56		2.30		554
9.80	4.98	17	1.06		1.06		1.88		554
9.53	19.32	804,834	0.82		0.82		3.37		418
9.57	18.36	16,680	1.57		1.57		2.68		418
9.58	18.48	33,260	1.57		1.57		2.62		418
9.57	19.79	705,704	0.48		0.48		3.78		418
9.58	19.05	5,580	0.98		0.98		3.30		418
9.54	19.58	69	0.57		0.57		3.30		418
9.54	19.03	14	1.07		1.07		3.10		418
8.27	(8.63)	600,963	0.80		0.81		4.70		413
8.31	(9.26)	17,694	1.55		1.56		3.95		413
8.31	(9.26)	24,655	1.55		1.56		3.95		413
8.30	(8.27)	851,372	0.46		0.47		5.04		413
8.31	(8.72)	7,333	0.96		0.97		4.55		413
8.28	(8.39)	9	0.55		0.56		4.97		413
8.28	(8.81)	9	1.05		1.06		4.51		413

9.57	(0.99)	809,957	0.78	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		0.81		4.51		166
9.90	4.05	20,736	1.55		1.56		3.74		166
9.91	4.05	23,008	1.55		1.56		3.76		166
9.90	5.21	1,684,860	0.44		0.45		4.87		166
9.91	4.68	29,899	0.94		0.95		4.32		166

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$10.37	$0.10	$0.46	$0.56	$(0.12)		$—	$(0.12)
2012 - B	10.36	0.06	0.46	0.52	(0.08)		—	(0.08)
2012 - C	10.37	0.06	0.45	0.51	(0.08)		—	(0.08)
2012 - Institutional	10.37	0.12	0.46	0.58	(0.14)		—	(0.14)
2012 - Service	10.37	0.09	0.46	0.55	(0.11)		—	(0.11)
2012 - IR	10.34	0.12	0.45	0.57	(0.13)		—	(0.13)
2012 - R	10.37	0.09	0.45	0.54	(0.10)		—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(e)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(e)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(e)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(e)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(e)	(0.33)	(0.61)
2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)
2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)		—	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)		—	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)		—	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)		—	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)		—	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)		—	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)		—	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)		—	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)		—	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)		—	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Includes a tax return of capital amounting to less than $0.01 per share.
(f)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.81	5.41%	$96,935	0.83	%(d)	0.97	%(d)	1.93	%(d)	574%
10.80	5.02	4,509	1.58	(d)	1.72	(d)	1.18	(d)	574
10.80	4.92	10,308	1.58	(d)	1.72	(d)	1.18	(d)	574
10.81	5.49	236,232	0.49	(d)	0.63	(d)	2.26	(d)	574
10.81	5.23	14	0.99	(d)	1.13	(d)	1.77	(d)	574
10.78	5.55	2,770	0.58	(d)	0.72	(d)	2.18	(d)	574
10.81	5.18	22	1.08	(d)	1.22	(d)	1.67	(d)	574

10.37	6.89	91,437	0.83		0.99		2.60		767
10.36	6.10	4,924	1.58		1.74		1.85		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767
10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	6,349	1.58		1.75		2.01		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673
10.20	15.60	94,351	0.83		1.14		3.48		419
10.20	14.75	9,193	1.58		1.89		2.87		419
10.20	14.75	12,661	1.58		1.89		2.83		419
10.20	15.99	191,051	0.49		0.80		3.72		419
10.20	15.42	12	0.99		1.30		3.44		419
10.21	16.00	294	0.58		0.89		3.23		419
10.20	15.30	37	1.08		1.39		3.15		419
9.16	(3.17)	45,686	0.75	(f)	1.33	(f)	4.57	(f)	365
9.15	(4.00)	10,626	1.50	(f)	2.08	(f)	3.82	(f)	365
9.15	(4.00)	11,040	1.50	(f)	2.08	(f)	3.82	(f)	365
9.16	(2.84)	43,681	0.41	(f)	0.99	(f)	4.91	(f)	365
9.16	(3.34)	10	0.91	(f)	1.49	(f)	4.38	(f)	365
9.16	(3.02)	10	0.50	(f)	1.08	(f)	4.82	(f)	365
9.16	(3.49)	10	1.00	(f)	1.58	(f)	4.32	(f)	365

9.90	1.21	54,330	0.79	(d)	1.21	(d)	4.37	(d)	96
9.90	0.99	13,843	1.54	(d)	1.96	(d)	3.63	(d)	96
9.90	0.99	11,727	1.54	(d)	1.96	(d)	3.63	(d)	96
9.90	1.45	51,281	0.45	(d)	0.87	(d)	4.73	(d)	96
9.90	1.26	11	0.95	(d)	1.37	(d)	4.26	(d)	96
9.91	(0.26)	10	0.54	(d)	0.96	(d)	4.49	(d)	96
9.91	(0.41)	10	1.04	(d)	1.46	(d)	4.00	(d)	96

9.99	3.93	53,541	0.83	(d)	1.51	(d)	4.45	(d)	350
9.99	3.60	15,077	1.58	(d)	2.26	(d)	3.86	(d)	350
9.99	3.13	11,798	1.58	(d)	2.26	(d)	3.78	(d)	350
9.99	4.21	31,155	0.47	(d)	1.15	(d)	4.62	(d)	350
9.99	3.83	10	0.97	(d)	1.65	(d)	4.42	(d)	350

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$13.17	$0.10	$0.46	$0.56	$(0.11)	$—	$(0.11)
2012 - B	13.12	0.05	0.46	0.51	(0.06)	—	(0.06)
2012 - C	13.09	0.05	0.45	0.50	(0.06)	—	(0.06)
2012 - Institutional	13.15	0.12	0.46	0.58	(0.13)	—	(0.13)
2012 - Service	13.13	0.09	0.46	0.55	(0.10)	—	(0.10)
2012 - IR	13.15	0.12	0.45	0.57	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)
2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)
2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.62	4.23%	$162,757	1.03	%(d)	1.13	%(d)	1.47	%(d)	257%
13.57	3.86	2,067	1.78	(d)	1.88	(d)	0.72	(d)	257
13.53	3.87	5,754	1.78	(d)	1.88	(d)	0.72	(d)	257
13.60	4.42	436,745	0.69	(d)	0.79	(d)	1.81	(d)	257
13.58	4.17	185	1.19	(d)	1.29	(d)	1.31	(d)	257
13.60	4.37	535	0.78	(d)	0.88	(d)	1.71	(d)	257

13.17	6.16	198,463	1.03		1.14		1.78		333
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272	(e)
12.58	0.50	2,979	1.78		1.88		1.29		272	(e)
12.55	0.60	7,676	1.78		1.88		1.29		272	(e)
12.61	1.62	469,982	0.69		0.79		2.36		272	(e)
12.59	1.12	151	1.19		1.29		1.89		272	(e)
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272	(e)
12.74	14.73	218,572	1.03		1.11		3.02		237	(e)
12.69	13.92	5,143	1.78		1.86		2.30		237	(e)
12.66	13.80	7,606	1.78		1.86		2.22		237	(e)
12.72	15.14	685,787	0.69		0.77		3.36		237	(e)
12.70	14.50	95	1.19		1.27		2.87		237	(e)
12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

12.91	1.33	311,900	1.01	(d)	1.07	(d)	3.17	(d)	141
12.87	1.10	10,479	1.76	(d)	1.82	(d)	2.42	(d)	141
12.84	1.02	6,110	1.76	(d)	1.82	(d)	2.44	(d)	141
12.89	1.48	1,077,177	0.67	(d)	0.73	(d)	3.54	(d)	141
12.88	1.27	380	1.17	(d)	1.23	(d)	3.03	(d)	141

12.93	4.46	324,537	1.04		1.10		2.92		116
12.88	3.59	11,127	1.79		1.85		2.13		116
12.86	3.69	5,282	1.79		1.85		2.13		116
12.91	4.76	1,089,450	0.68		0.74		3.30		116
12.90	4.31	376	1.18		1.24		2.75		116

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2012 - A	$9.87	$0.16	(c)	$0.33	$0.49	$(0.18)	$—	$—	$(0.18)
2012 - C	9.88	0.12	(c)	0.33	0.45	(0.14)	—	—	(0.14)
2012 - Institutional	9.87	0.17	(c)	0.34	0.51	(0.20)	—	—	(0.20)
2012 - IR	9.87	0.17	(c)	0.33	0.50	(0.19)	—	—	(0.19)
2012 - R	9.87	0.15	(c)	0.33	0.48	(0.17)	—	—	(0.17)

FOR THE FISCAL YEAR ENDED MARCH 31,
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—	(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.18	5.02%	$449,134	1.00	%(d)	1.00	%(d)	3.18	%(d)	498%
10.19	4.52	151,943	1.75	(d)	1.75	(d)	2.38	(d)	498
10.18	5.20	1,523,310	0.66	(d)	0.66	(d)	3.42	(d)	498
10.18	5.15	53,101	0.75	(d)	0.75	(d)	3.38	(d)	498
10.18	4.78	11	1.25	(d)	1.25	(d)	2.97	(d)	498

9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342
10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified
Global Income	A, B, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recorded as realized gains or losses and are recognized over the contract’s term/event with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income, Core Plus Fixed Income and Strategic Income	Daily/Monthly	Annually
Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as in Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of the securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage backed securities and simultaneously contract within the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Senior Term Loans — Senior Term Loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). Investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  Structured Notes — The value of structured notes are based on the price movements of a reference security or index. Upon termination, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

iii.  Options  — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

iv.  Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2012:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$394,345,597	$—
Mortgage-Backed Obligations	—	583,964,890	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	332,744,821	127,695,690	—
Asset-Backed Securities	—	28,082,060	—
Foreign Debt Obligations	—	18,015,047	—
Municipal Debt Obligations	—	8,945,352	—
Government Guarantee Obligations	—	136,222,822	—
Short-term Investments	—	27,300,000	—
Total	$332,744,821	$1,324,571,458	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(56,407,030)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$948,266	$—
Forward Foreign Currency Exchange Contracts(a)	—	438,755	—
Futures Contracts(a)	1,802,457	—	—
Interest Rate Swap Contracts(a)	—	521,071	—
Credit Default Swap Contracts(a)	—	730,378	—
Total	$1,802,457	$2,638,470	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(758,363)	$—
Futures Contracts(a)	(767,916)	—	—
Interest Rate Swap Contracts(a)	—	(1,618,177)	—
Credit Default Swap Contracts(a)	—	(420,964)	—
Written Options Contracts	—	(442,356)	—
Total	$(767,916)	$(3,239,860)	$—

CORE PLUS FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$95,464,607	$—
Mortgage-Backed Obligations	—	141,794,256	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	41,004,563	22,149,421	—
Asset-Backed Securities	—	26,584,399	1,193,555
Foreign Debt Obligations	—	11,200,077	—
Structured Note	—	2,243,494	—
Municipal Debt Obligations	—	2,023,515	—
Government Guarantee Obligations	—	3,649,597	—
Short-term Investments	—	39,200,000	—
Total	$41,004,563	$344,309,366	$1,193,555
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,774,687)	$—

Derivative Type
Assets
Options Purchased	$—	$1,115,607	$—
Forward Foreign Currency Exchange Contracts(a)	—	407,825	—
Futures Contracts(a)	527,006	—	—
Interest Rate Swap Contracts(a)	—	1,209,603	—
Credit Default Swap Contracts(a)	—	312,251	—
Total	$527,006	$3,045,286	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE PLUS FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(420,088)	$—
Futures Contracts(a)	(375,689)	—	—
Interest Rate Swap Contracts(a)	—	(1,721,025)	—
Credit Default Swap Contracts(a)		(143,113)
Written Options Contracts	—	(521,621)	—
Total	$(375,689)	$(2,805,847)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$252,786,702	$74,777,226	$—
Corporate Obligations	—	176,861,066	—
Foreign Debt Obligations	—	12,987,315	—
Asset-Backed Securities	—	23,543,802	—
Mortgage-Backed Obligations	—	112,880,602	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	699,181	839,562
Government Guarantee Obligations	—	31,965,029	—
Short-term Investments	—	21,071,733	—
Total	$253,485,883	$454,926,335	$—

Derivative Type
Assets
Options Purchased	$—	$1,129,299	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,860,210	—
Futures Contracts(a)	690,285	—	—
Interest Rate Swap Contracts(a)	—	2,778,934	—
Credit Default Swap Contracts(a)	—	290,861	—
Total	$690,285	$6,059,304	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(7,660,911)	$—
Futures Contracts(a)	(200,432)	—	—
Interest Rate Swap Contracts(a)	—	(3,322,103)	—
Credit Default Swap Contracts(a)	—	(317,742)	—
Written Options Contracts	—	(705,762)	—
Total	$(200,432)	$(12,006,518)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$496,364,375	$—
Mortgage-Backed Obligations	—	1,230,140,687	—
Asset-Backed Securities	—	240,536,599	6,827,133
Foreign Debt Obligations	35,019,363	163,551,294	—
Structured Notes	—	28,303,588	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	20,342,833	—	—
Senior Term Loans	—	55,956,257	—
Short-term Investments	—	365,711,375	—
Total	$55,362,196	$2,580,564,175	$6,827,133
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(108,676,992)	$—

Derivative Type
Assets
Options Purchased	$—	$13,658,215	$—
Forward Foreign Currency Exchange Contracts(a)	—	13,480,664	—
Futures Contracts(a)	1,781,365	—	—
Interest Rate Swap Contracts(a)	—	24,683,074	—
Credit Default Swap Contracts(a)	—	3,579,413	—
Total Return Swap Contracts(a)	—	144,320	—
Total	$1,781,365	$55,545,686	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(13,335,240)	$—
Futures Contracts(a)	(4,532,611)	—	—
Interest Rate Swap Contracts(a)	—	(24,995,148)	—
Credit Default Swap Contracts(a)	—	(2,440,990)	—
Total Return Swap Contracts(a)	—	(1,076,551)	—
Written Options Contracts	—	(6,390,168)	—
Total	$(4,532,611)	$(48,238,097)	$—
(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,271,794	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(2,828,449)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	730,378		Payable for unrealized loss on swap contracts	(420,964)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	438,755		Payable for unrealized loss on forward foreign currency exchange contracts	(758,363)
Total		$4,440,927			$(4,007,776)

Core Plus Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$2,852,216	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(2,618,335)	(a) (b)
Credit	Receivable for unrealized gain on swap contracts	312,251		Payable for unrealized loss on swap contracts	(143,113)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	407,825		Payable for unrealized loss on forward foreign currency exchange contracts	(420,088)
Total		$3,572,292			$(3,181,536)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$4,597,710	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(4,228,297)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	290,861		Payable for unrealized loss on swap contracts	(317,742)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	1,861,018		Payable for unrealized loss on forward foreign currency exchange contracts	(7,660,911)
Total		$6,749,589			$(12,206,950)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$40,266,974	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(36,994,478)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	3,579,413		Payable for unrealized loss on swap contracts	(2,440,990)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	13,480,664		Payable for unrealized loss on forward foreign currency exchange contracts	(13,335,240)
Total		$57,327,051			$(52,770,708)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,039,141, $1,864,138, $3,639,845 and $28,512,689 for Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$3,318,608	$1,072,382	3,563
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(619,060)	179,372	16
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,512,089	(260,454)	210
Total		$4,211,637	$991,300	3,789

Core Plus Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$1,542,972	$306,197	1390
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	56,527	154,583	9
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	601,113	(6,718)	239
Total		$2,200,612	$454,062	1,638

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$1,546,140	$(985,750)	1,112
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(271,374)	(27,555)	6
Currency	Net realized gain (loss) from investments, written options and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments, written options and forward foreign currency exchange contracts	4,975,130	(4,179,836)	514
Total		$6,249,896	$(5,193,141)	1,632

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(10,464,480)	$(3,747,171)	7,402
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,943,968)	1,025,229	11
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	10,388,024	1,736,716	262
Total		$(3,020,424)	$(985,226)	7,675

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2012, contractual management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Net Management Fee
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%
Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45
Global Income	0.65	0.59	0.56	0.55	0.54	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.57

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Core Fixed Income	$4,700	$—	$400
Core Plus Fixed Income	2,000	—	—	*
Global Income	1,400	—	—
Strategic Income	24,700	N/A	—
*	Amount is less than $50.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.   Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 27, 2013, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended September 30, 2012, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Fund	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Core Fixed Income	$2	$—	$2
Core Plus Fixed Income	1	250	251
Global Income	1	374	375
Strategic Income	7	—	7

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$463	$65	$63	$591
Core Plus Fixed Income	132	32	20	184
Global Income	375	40	36	451
Strategic Income	986	211	117	1,314

G.   Line of Credit Facility — As of September 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.   Other Transactions with Affiliates — For the six months ended September 30, 2012, Goldman Sachs earned approximately $42,800, $40,800 and $333,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds, respectively.

As of September 30, 2012, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	31%	27%

As of September 30, 2012, Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% and 60% of the Service and Class R Shares of the Core Plus Fixed Income Fund and 97% of the Class R Shares of the Strategic Income Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$7,598,300,603	$216,623,861	$7,780,794,379	$294,500,722
Core Plus Fixed Income	2,103,193,457	59,167,806	2,110,263,276	68,869,287
Global Income	1,708,400,472	291,644,749	1,724,223,880	418,886,715
Strategic Income	10,610,984,402	720,014,060	10,277,751,651	585,491,915

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2012, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income
Capital loss carryforwards:(1)
Expiring 2018	$(55,130,066)	$—	$—	$—
Perpetual Short-term	—	—	—	(30,402,827)
Perpetual Long-term	—	—	—	(17,191,857)
Total capital loss carryforwards	$(55,130,066)	$—		$(47,594,684)
Timing differences (Post-October Losses, Income Distributions Payable, and Straddle Losses)	$(1,938,677)	$(340,526)	$(11,417,704)	$(18,654,653)

(1)	Except for perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income
Tax Cost	$1,602,711,554	$373,835,539	$670,136,082	$2,595,788,544
Gross unrealized gain	61,740,422	16,520,897	48,334,275	74,370,594
Gross unrealized loss	(6,187,431)	(2,733,345)	(8,928,840)	(13,747,419)
Net unrealized security gain	$55,552,991	$13,787,552	$39,405,435	$60,623,175

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Global Income Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, this Fund may be subject to greater risks than a fund that invests in a great number of issuers.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

10. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,446,740	$15,217,428	8,368,890	$84,412,273
Reinvestment of distributions	162,836	1,717,151	555,903	5,621,104
Shares converted from Class B(a)	3,497	36,863	62,766	636,270
Shares redeemed	(5,663,969)	(59,434,368)	(60,060,065)	(601,116,368)
	(4,050,896)	(42,462,926)	(51,072,506)	(510,446,721)
Class B Shares
Shares sold	40,441	428,315	167,299	1,709,066
Reinvestment of distributions	4,092	43,356	10,588	107,959
Shares converted to Class A(a)	(3,481)	(36,863)	(62,491)	(636,270)
Shares redeemed	(98,478)	(1,040,237)	(479,238)	(4,886,820)
	(57,426)	(605,429)	(363,842)	(3,706,065)
Class C Shares
Shares sold	271,828	2,873,304	963,527	9,868,248
Reinvestment of distributions	14,709	155,903	29,525	301,775
Shares redeemed	(476,946)	(5,052,006)	(1,084,848)	(11,068,110)
	(190,409)	(2,022,799)	(91,796)	(898,087)
Institutional Shares
Shares sold	9,420,452	99,617,356	79,505,150	802,666,261
Reinvestment of distributions	1,309,488	13,862,968	2,878,782	29,398,451
Shares redeemed	(27,738,769)	(292,690,716)	(56,717,727)	(579,518,046)
	(17,008,829)	(179,210,392)	25,666,205	252,546,666
Service Shares
Shares sold	42,069	445,361	900,520	9,167,511
Reinvestment of distributions	7,773	82,381	9,735	100,041
Shares redeemed	(115,799)	(1,223,263)	(255,017)	(2,609,961)
	(65,957)	(695,521)	655,238	6,657,591
Class IR Shares
Shares sold	29,931	316,696	122,287	1,248,617
Reinvestment of distributions	1,197	12,642	1,719	17,548
Shares redeemed	(21,502)	(227,168)	(176,430)	(1,748,328)
	9,626	102,170	(52,424)	(482,163)
Class R Shares
Shares sold	65,536	688,069	129	1,305
Reinvestment of distributions	325	3,457	31	314
Shares redeemed	(907)	(9,689)	(1)	(12)
	64,954	681,837	159	1,607
NET DECREASE	(21,298,937)	$(224,213,060)	(25,258,966)	$(256,327,172)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,097,667	$11,614,183	3,619,062	$37,470,750
Reinvestment of distributions	95,689	1,015,221	433,817	4,469,586
Shares converted from Class B(a)	23,967	254,110	99,566	1,029,641
Shares redeemed	(1,066,104)	(11,237,456)	(4,499,436)	(46,579,177)
	151,219	1,646,058	(346,991)	(3,609,200)
Class B Shares
Shares sold	27,183	287,556	98,713	1,024,212
Reinvestment of distributions	2,957	31,308	19,945	205,036
Shares converted to Class A(a)	(23,990)	(254,110)	(99,662)	(1,029,641)
Shares redeemed	(63,831)	(673,423)	(168,641)	(1,741,924)
	(57,681)	(608,669)	(149,645)	(1,542,317)
Class C Shares
Shares sold	71,576	760,094	446,025	4,623,631
Reinvestment of distributions	5,769	61,110	33,394	343,266
Shares redeemed	(145,125)	(1,528,245)	(522,484)	(5,404,394)
	(67,780)	(707,041)	(43,065)	(437,497)
Institutional Shares
Shares sold	901,403	9,471,783	4,257,125	44,062,787
Reinvestment of distributions	290,034	3,076,099	1,079,526	11,118,102
Shares redeemed	(1,773,522)	(19,024,857)	(2,413,255)	(24,960,937)
	(582,085)	(6,476,975)	2,923,396	30,219,952
Service Shares
Reinvestment of distributions	13	141	57	592
	13	141	57	592
Class IR Shares
Shares sold	2,358	25,000	271,190	2,774,850
Reinvestment of distributions	3,229	34,158	12,303	126,442
Shares redeemed	(13,473)	(141,733)	(54,374)	(558,321)
	(7,886)	(82,575)	229,119	2,342,971
Class R Shares
Shares sold	44	462	191	1,980
Reinvestment of distributions	19	211	102	1,042
Shares redeemed	(12)	(127)	(1,853)	(19,375)
	51	546	(1,560)	(16,353)
NET INCREASE (DECREASE)	(564,149)	$(6,228,515)	2,611,311	$26,958,148

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,505,681	$20,273,552	7,136,253	$92,174,626
Reinvestment of distributions	98,084	1,316,694	267,122	3,454,031
Shares converted from Class B(a)	5,080	68,469	14,409	186,994
Shares redeemed	(4,728,836)	(63,243,421)	(8,516,219)	(110,008,276)
	(3,119,991)	(41,584,706)	(1,098,435)	(14,192,625)
Class B Shares
Shares sold	9,002	120,595	32,800	421,851
Reinvestment of distributions	593	7,928	1,903	24,451
Shares converted to Class A(a)	(5,100)	(68,469)	(14,468)	(186,994)
Shares redeemed	(28,230)	(376,912)	(81,040)	(1,043,220)
	(23,735)	(316,858)	(60,805)	(783,912)
Class C Shares
Shares sold	12,771	170,527	111,490	1,433,101
Reinvestment of distributions	1,632	21,764	4,910	62,953
Shares redeemed	(75,227)	(1,000,719)	(242,334)	(3,109,619)
	(60,824)	(808,428)	(125,934)	(1,613,565)
Institutional Shares
Shares sold	6,157,306	82,063,520	25,328,364	325,900,362
Reinvestment of distributions	382,963	5,133,870	944,846	12,207,610
Shares redeemed	(18,105,295)	(243,265,275)	(19,877,099)	(257,917,588)
	(11,565,026)	(156,067,885)	6,396,111	80,190,384
Service Shares
Shares sold	1,502	20,107	6,800	88,131
Reinvestment of distributions	22	288	61	788
Shares redeemed	(2,314)	(31,166)	(4,477)	(57,444)
	(790)	(10,771)	2,384	31,475
Class IR Shares
Shares sold	16,660	222,294	36,742	475,516
Reinvestment of distributions	332	4,458	416	5,402
Shares redeemed	(8,270)	(110,663)	(8,388)	(108,830)
	8,722	116,089	28,770	372,088
NET INCREASE (DECREASE)	(14,761,644)	$(198,672,559)	5,142,091	$64,003,845

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2012 (Unaudited)		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,034,963	$99,591,142	57,716,759	$572,718,440
Reinvestment of distributions	1,018,919	10,071,127	2,911,970	28,484,323
Shares redeemed	(40,669,526)	(403,401,363)	(68,680,847)	(667,493,669)
	(29,615,644)	(293,739,094)	(8,052,118)	(66,290,906)
Class C Shares
Shares sold	2,150,285	21,399,679	9,423,856	93,510,820
Reinvestment of distributions	178,594	1,773,181	293,113	2,856,266
Shares redeemed	(2,453,885)	(24,258,860)	(2,942,697)	(28,599,581)
	(125,006)	(1,086,000)	6,774,272	67,767,505
Institutional Shares
Shares sold	63,116,936	625,961,092	87,282,794	861,024,079
Reinvestment of distributions	2,157,541	21,459,813	3,216,238	31,411,784
Shares redeemed	(16,331,452)	(161,649,755)	(70,020,876)	(679,851,459)
	48,943,025	485,771,150	20,478,156	212,584,404
Class IR Shares
Shares sold	1,052,644	10,482,353	6,777,376	67,017,589
Reinvestment of distributions	96,818	960,691	180,114	1,750,632
Shares redeemed	(1,033,506)	(10,236,255)	(4,365,459)	(42,090,947)
	115,956	1,206,789	2,592,031	26,677,274
Class R Shares
Shares sold	11	102	350	3,520
Reinvestment of distributions	25	247	88	855
Shares redeemed	(1,883)	(18,419)	(9)	(86)
	(1,847)	(18,070)	429	4,289
NET INCREASE	19,316,484	$192,134,775	21,792,770	$240,742,566

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,045.00		$4.15	$1,000.00	$1,054.10		$4.27	$1,000.00	$1,042.30		$5.27	$1,000.00	$1,050.20		$5.14
Hypothetical 5% return	1,000.00	1,021.01	+	4.10	1,000.00	1,020.91	+	4.20	1,000.00	1,019.90	+	5.22	1,000.00	1,020.05	+	5.06
Class B
Actual	1,000.00	1,041.00		7.98	1,000.00	1,050.20		8.12	1,000.00	1,038.60		9.10	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,071.25	+	7.89	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14	+	9.00	N/A	N/A		N/A
Class C
Actual	1,000.00	1,040.90		7.98	1,000.00	1,049.20		8.12	1,000.00	1,038.70		9.10	1,000.00	1,045.20		8.97
Hypothetical 5% return	1,000.00	1,071.25	+	7.89	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14	+	9.00	1,000.00	1,016.29	+	8.85
Institutional
Actual	1,000.00	1,045.70		2.41	1,000.00	1,054.90		2.52	1,000.00	1,044.20		3.54	1,000.00	1,052.00		3.40
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,022.61	+	2.48	1,000.00	1,021.61	+	3.50	1,000.00	1,021.76	+	3.35
Service
Actual	1,000.00	1,044.00		4.97	1,000.00	1,052.30		5.09	1,000.00	1,041.70		6.09	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.21	+	4.91	1,000.00	1,020.10	+	5.01	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,046.30		2.87	1,000.00	1,055.50		2.99	1,000.00	1,043.70		4.00	1,000.00	1,051.50		3.86
Hypothetical 5% return	1,000.00	1,022.26	+	2.84	1,000.00	1,022.16	+	2.94	1,000.00	1,021.16	+	3.95	1,000.00	1,021.31	+	3.80
Class R
Actual	1,000.00	1,042.80		5.43	1,000.00	1,051.80		5.56	N/A	N/A		N/A	1,000.00	1,047.80		6.42
Hypothetical 5% return	1,000.00	1,019.75	+	5.37	1,000.00	1,019.65	+	5.47	N/A	N/A		N/A	1,000.00	1,018.80	+	6.33

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	0.81%	1.56%	1.56%	0.47%	0.97%	0.56%	1.06%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.19	0.78	N/A
Strategic Income	1.00	N/A	1.75	0.66	N/A	0.75	1.25

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income, Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Advisers and their portfolio management teams;
(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Advisers (in the case of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time (with the exception of the Strategic Income Fund, which commenced operations in 2010); and
(iii)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Advisers to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Advisers and their affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Advisers and their affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(k)	information regarding portfolio trading and how the Investment Advisers carry out their duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. In conjunction with these meetings, the Trustees

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. The Independent Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also observed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only for the Strategic Income Fund) compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Advisers using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed the investment performance of each Fund (except for the Strategic Income Fund, which had only a full calendar year of performance) over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds (except for the Strategic Income Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the Core Fixed Income, Core Plus Fixed Income and Global Income Funds’ performance to that of comparable institutional composites managed by the Investment Advisers.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Independent Trustees observed that the Core Fixed Income Fund placed in the top half of its peer group for the one- and three-year periods and in the bottom half of its peer group for the five- and ten-year periods ended March 31, 2012. They noted that the Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Core Plus Fixed Income Fund placed in the top half of its peer group during the one- and three-year periods and in the third quartile of its peer group during the five-year period, and outperformed its benchmark index during the three-year period and underperformed its benchmark index during the one- and five-year periods ended March 31, 2012. The Independent Trustees noted that the Global Income Fund had placed in the top quartile of its peer group during the one-year period and in the bottom half of its peer group during the three-, five-, and ten-year periods ended March 31, 2012. They further observed that the Fund outperformed its benchmark index during the three-year period and underperformed its benchmark index during the one-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Strategic Income Fund had placed in the top half of its peer group and outperformed its benchmark index for the one-year period ended March 31, 2012. The Independent Trustees noted that the Global Income Fund had certain significant differences from its peer group (World Bond) and the Strategic Income Fund had certain significant differences from its benchmark index (3-Month LIBOR) that caused the peer group or benchmark index (as applicable) to be an imperfect basis for performance comparison. They noted the addition of certain key hires to the Fixed Income Team in 2011, and that the Fixed Income Team had adjusted its investment process and scenario analysis in 2011 in an effort to provide stronger investment performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (one-year, in the case of the Strategic Income Fund) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Advisers provide substantial administrative services to the Funds under the terms of the Management Agreements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Advisers’ expense allocation methodology and an evaluation of the accuracy of the Investment Advisers’ profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Core Fixed Income Fund	Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund
First $1 billion	0.40%	0.45%	0.65%	0.60%
Next $1 billion	0.36	0.41	0.59	0.54
Next $3 billion	0.34	0.39	0.56	0.51
Next $3 billion	0.33	0.38	0.55	0.50
Over $8 billion	0.32	0.37	0.54	0.49

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income and Strategic Income Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

OFFICERS

James A. McNamara, President

George F. Travers, Principal Financial Officer

Caroline Kraus, Secretary

Scott M. McHugh, Treasurer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street

London, England EC1 A7H0

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of September 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2012 Goldman, Sachs & Co. All rights reserved. 86583.MF.MED.TMPL / 11/2012 MSFISAR12 / 46.4k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	November 16, 2012